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                                                                   EXHIBIT 10.37

                             JOINT VENTURE AGREEMENT

        THIS JOINT VENTURE AGREEMENT (this "AGREEMENT") is entered into as of December 11, 1998 by and between INTRACEL CORPORATION ("INTRACEL"), a Delaware corporation having its principal office at 1330 Piccard Drive, Rockville, MD, and LEHIGH VALLEY HOSPITAL AND HEALTH NETWORK ("LEHIGH"), a Pennsylvania non-profit corporation having its principal office at Cedar Crest & I-78, Allentown, PA.

        WHEREAS, Intracel has (i) developed OncoVaxCL(R) ("ONCOVAX") to be utilized in the treatment of colon cancer and (ii) the technical expertise necessary for the manufacture, production and distribution of OncoVax and other drugs as agreed to by the parties to be used in the treatment of cancer;

        WHEREAS, Lehigh and its medical staff have the knowledge and expertise, as well as the facilities reasonably necessary to support the diagnoses and treatment of certain oncological diseases and the location necessary for the production and delivery of OncoVax to certain patients in the mid-Atlantic region;

        WHEREAS, Intracel and Lehigh desire to form Intracel Cancer Center of Pennsylvania, Inc. ("ICC") as a for-profit Delaware corporation to operate a center for the manufacture of OncoVax and other oncological products as agreed to by the parties, and to provide, or arrange for the provision of, such products to cancer patients; and

        WHEREAS, the parties wish to set forth herein and in the documents and agreements attached hereto and/or referenced herein the terms on which ICC would be formed, capitalized, governed, and operated, as well as the obligations and rights of the parties prior to such formation.

        NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


1.      DEFINITIONS

        The following terms used in this Agreement (including the Exhibits hereto), and the singular and plural thereof, which are not otherwise defined herein, shall have the meanings ascribed to them in this Section 1.

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        "AMENDED AND RESTATED INITIAL ONCOVAX CENTER LEASE" means the Amended and Restated Initial OncoVax Center Lease, substantially in the form attached hereto as Exhibit N, to be entered into by the parties on the date hereof.

        "BEST EFFORTS" means, as to a party hereto, an undertaking by such party to perform or satisfy an obligation or duty or otherwise act in a manner reasonably calculated to obtain the intended result by action or expenditure not disproportionate or unduly burdensome in the circumstances, which means, among other things, that such party shall not be required to (i) expend funds other than for payment of the reasonable and customary costs and expenses of employees, counsel, consultants, representatives or agents of such party in connection with the performance or satisfaction of such obligation or duty or other action or (ii) institute litigation or arbitration as part of its best efforts.

        "BUSINESS PLAN" means the business plan to be developed by Intracel and Lehigh as described in Section 5.1 below.

        "CLEAN ROOM" means the laboratory room as described in Exhibit H leased to Intracel or ICC, as the case may be, by Lehigh under the terms of either the Amended and Restated Initial OncoVax Center Lease or the Final OncoVax Center Lease.

        "COMMON STOCK" means the common stock of ICC, par value $.01 per share.

        "COMMON STOCK PURCHASE PRICE" means the amount to be paid in consideration of the Common Stock pursuant to Section 3.2 below.

        "EQUIPMENT" or "CLEAN ROOM EQUIPMENT" means the Equipment located in the Clean Room as described in Exhibit J attached hereto.

        "FINAL CLOSING" means the closing of the transactions described in
Section 16.1 below.

        "FINAL CLOSING DATE" means the date mutually agreed upon in writing by the parties pursuant to Section 16.1 below, which is within 30 days of the receipt of FDA approval to market OncoVax to cancer patients at the OncoVax Center.

        "FINAL ONCOVAX CENTER LEASE" means the Final OncoVax Center Lease, substantially in the form attached hereto as Exhibit G, to be entered into by Lehigh and Intracel at the Final Closing pursuant to Section 5.3 below.

        "ICC SERVICE AREA" shall mean the following counties in Pennsylvania:
Bradford, Susquehanna, Wayne, Lycoming, Sullivan, Wyoming, Lackawanna, Northumberland, Montour, Columbia, Luzerne, Pike, Dauphin, Schuylkill, Carbon, Monroe, York, Lebanon, Lancaster, Berks, Lehigh, Northampton, Chester, Montgomery, Bucks and Delaware, and the following counties in New Jersey:
Sussex, Warren, Hunterdon, Somerset and Morris.


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        "INITIAL FUNDING SCHEDULE" means the operating budget for ICC to be developed by Intracel and Lehigh as described in Section 3.3 below. The Initial Funding Schedule shall set forth, among other things, ICC's projected working capital needs for the initial operation of ICC following the Final Closing Date.

        "INITIAL CLOSING" means the closing of the transactions described in
Section 15.1 below.

        "INITIAL CLOSING DATE" means December 11, 1998 or such other date as mutually agreed upon in writing by the parties to this Agreement pursuant to
Section 15.1 below.

        "INTERIM PHASE" means the period of time commencing on the Initial Closing Date and ending on the Final Closing Date during which time the OncoVax Center shall be operated in accordance with Section 10 below.

        "MEDICAL DIRECTOR" means the medical director of the OncoVax Center.

        "ONCOVAX CENTER" means the location from which Intracel or ICC, as the case may be, shall manufacture, market and provide, or arrange for the provision of, OncoVax or any other oncological product agreed to by the parties to cancer patients.

        "INTRACEL CANCER CENTER OF PENNSYLVANIA, INC." or "ICC" means a Delaware corporation, which shall be organized by Intracel and Lehigh as contemplated in
Section 2.1 below.

        "OPERATIONS AGREEMENT" means the agreement to be entered into by and between ICC, Intracel and Lehigh on the Final Closing Date, which will set forth the obligations of ICC, Intracel and Lehigh during the Operational Phase as more fully described in Section 9 below.

        "OPERATIONAL PHASE" means the period of time from the Final Closing Date until the termination of this Agreement during which time the OncoVax Center shall be operated in accordance with Section 5 below.

        "STOCKHOLDERS' AGREEMENT" means the Stockholders' Agreement substantially in the form of Exhibit F attached hereto to be entered into by and among ICC, Intracel and Lehigh as described in Section 4 below.

        "SUPERMAJORITY VOTE" shall have the meaning set forth in the Stockholders' Agreement.


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2.      FORMATION AND ORGANIZATION OF ICC


        2.1.    GENERALLY

                Prior to and as a condition to the Final Closing, the parties shall incorporate ICC as a for-profit corporation under the Delaware General Corporation Law by filing a Certificate of Incorporation substantially in the form of Exhibit A attached hereto. The parties shall thereafter, but prior to the Final Closing, cause the adoption of the organizational resolutions and bylaws of ICC substantially in the form of Exhibits B-1 and B-2 attached hereto.


        2.2.    INITIAL DIRECTORS

                The members of the initial Board of Directors of ICC shall be named in the Certificate of Incorporation referred to in Section 2.1 above and shall consist of (a) 3 directors designated by Intracel and (b) 2 directors designated by Lehigh. Each of the parties will provide a list of its designees to the initial ICC Board of Directors as soon as reasonably practicable after the date hereof and in no event later than 10 days prior to the Final Closing.


        2.3.    INITIAL OFFICERS

                The parties will select, and cause to be elected, the officers of ICC as soon as possible after the execution and delivery hereof and in any event prior to the Final Closing.


3.      CAPITALIZATION OF ICC


        3.1. CONTRIBUTION OF EQUIPMENT AND PURCHASE OF ICC COMMON STOCK BY INTRACEL

                Subject to the terms and conditions hereof, and as set forth in the Subscription Agreement substantially in the form attached hereto as Exhibit C and in the Bill of Sale substantially in the form attached hereto as Exhibit D ("ICC BILL OF Sale"), Intracel hereby agrees to contribute the Equipment to ICC at the Final Closing as further described in Section 6.2 in exchange for 1,900 shares of Common Stock of ICC, which stock shall have an aggregate value equal to $700,000.


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        3.2.    SUBSCRIPTION FOR AND PURCHASE OF ICC COMMON STOCK BY LEHIGH

                Subject to the terms and conditions hereof and as set forth in the Subscription Agreement attached hereto as Exhibit E, Lehigh shall subscribe for and shall agree to purchase, at the Final Closing, 100 shares of Common Stock at an aggregate purchase price equal to $36,482 (the "COMMON STOCK PURCHASE PRICE").


        3.3.    CAPITALIZATION OF ICC UPON FINAL CLOSING.

                The parties acknowledge and agree that, in accordance with this
Section 3, upon the consummation of the Final Closing, Intracel and Lehigh will own 95% and 5%, respectively, of the issued and outstanding capital stock of ICC.


        3.4.    INITIAL FUNDING SCHEDULE

                During the Interim Phase, the parties agree to negotiate in good faith and use their best efforts to develop the Initial Funding Schedule. The Initial Funding Schedule shall be mutually agreed upon prior to the Final Closing and shall (i) set forth, among other things, ICC's projected capital needs for its initial operation following the Final Closing and (ii) provide that the parties will contribute funds to ICC in proportion to their relative ownership interests in ICC.


4.      STOCKHOLDERS AGREEMENT AND GOVERNANCE OF ICC


                At the Final Closing, Intracel and Lehigh shall execute and deliver, and cause ICC to execute, a Stockholders' Agreement substantially in the form attached hereto as Exhibit F (the "STOCKHOLDERS' AGREEMENT"), which shall contain, among other things, customary covenants, and representations and warranties, and shall provide that all distributions of dividends by ICC to the parties be made in proportion to their relative ownership interests in ICC. Execution and delivery of the Stockholders' Agreement by all of the parties thereto shall be a condition to the Final Closing.


5.      BUSINESS AND OPERATIONS OF ICC


        5.1.    DEVELOPMENT OF THE BUSINESS PLAN

                Intracel and Lehigh, working with ICC management, shall use their best efforts to develop, as soon as practicable after the Final Closing, the Business


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Plan for ICC. During the Interim Phase, the parties agree to negotiate in good faith the terms of the Business Plan, which shall be developed on or prior to the Final Closing. The terms of such Business Plan shall include, among other things, the establishment and administration of the Initial Funding Schedule. As more specifically provided in the Stockholders' Agreement, the Business Plan and any material amendments thereto must be approved by a supermajority vote of the Board of Directors of ICC. After the Final Closing, Intracel and Lehigh shall each use its best efforts to cause ICC to fully and faithfully implement the Business Plan in compliance with the Initial Funding Schedule and in a timely manner.


        5.2.    SCOPE OF OPERATIONS

                From the Final Closing Date until termination of this Agreement, in addition to the conduct of Phase III clinical trials ("TRIALS") and in accordance with the terms of the Operations Agreement (as described in Section 9 below), ICC shall operate the OncoVax Center for the manufacture of OncoVax and other oncological products as agreed to by the parties and shall provide, or arrange for the provision of, such products to cancer patients to the extent permitted by applicable law (the "OPERATIONAL PHASE"). Intracel and Lehigh agree to cooperate in coordinating publicity with the respect to the operation of the OncoVax Center during the Operational Phase.


        5.3.    LEASE OF THE ONCOVAX CENTER

                At the Final Closing, Lehigh and ICC shall enter into a lease substantially in form attached hereto as Exhibit G, which shall provide for the lease by Lehigh to ICC of the Clean Room, and all clinical patient care, administrative and storage space, as more particularly described in Exhibit H attached hereto, reasonably necessary for the operation of the OncoVax Center (the "FINAL ONCOVAX CENTER LEASE").


        5.4.    OPERATION OF THE ONCOVAX CENTER


                5.4.1.  OPERATIONAL POLICIES AND PROCEDURES

                The Operations Agreement shall provide that ICC shall adopt and enforce policies and procedures for the operation of the OncoVax Center during the Operational Phase, which such policies and procedures shall be consistent with, and require ICC and its employees and agents to comply with, Lehigh's Facility Policies, Rules and Regulations. Intracel shall, in accordance with the terms of the Operations Agreement, have the right to review, amend and approve all of ICC's operational policies and procedures including those related to compliance with FDA


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requirements, and any amendments thereto before such
policies and procedures are implemented by ICC. Lehigh shall have the right to review all such policies and procedures and any amendments thereto and Intracel shall take any concerns into consideration prior to approving any such policies and procedures. The Operations Agreement shall provide that ICC shall accept all amendments submitted by Intracel to ICC in connection with those operational policies and procedures related to compliance with FDA requirements. Intracel shall maintain ultimate responsibility for compliance with all applicable FDA product requirements.

                5.4.2.  ONCOVAX CENTER PERSONNEL

                Except as set forth below, the terms of the Operations Agreement shall provide that during the Operational Phase, all laboratory, clinical and administrative personnel working in the OncoVax Center shall be employees of ICC and subject to ICC's personnel policies and procedures which personnel policies and procedures shall be adopted only after receipt of approval from both Intracel and Lehigh, each in its reasonable discretion; provided, however, that Intracel shall have the right to terminate such employees as further described in Section 9.1 below. The Medical Director shall be an employee of Lehigh and provide services to the OncoVax Center as further described in Section 5.4.3 below.

                5.4.3.  DESIGNATION OF MEDICAL DIRECTOR

                Unless the parties otherwise agree, the Medical Director of the OncoVax Center during the Interim Phase (as designated in accordance with Section 10.5 below) shall continue as Medical Director of the OncoVax Center after the Final Closing Date. The Medical Director shall remain an employee of Lehigh and shall perform services for the OncoVax Center as an independent contractor pursuant to the terms of a Medical Director Services Agreement, substantially in the form of Exhibit I attached hereto and made a part hereof (the "FINAL MEDICAL DIRECTOR SERVICES AGREEMENT"). The parties shall use their best efforts to cause ICC to execute the Final Medical Director Services Agreement on the Final Closing Date. The Final Medical Director Services Agreement shall provide that ICC shall reimburse Lehigh for the Medical Director's services at the fair market value for such services, which the parties agree shall be at the rate described in Section 10.5. Lehigh shall at all times have the right to recommend and approve the appointment of a Medical Director for the OncoVax Center; provided, however, that Intracel shall have the right to terminate the services provided by any particular Medical Director as provided in Section 9.


        5.5.    LEHIGH AND INTRACEL CONTRACTS WITH ICC

                As further developed in the Business Plan and as provided for in the Operations Agreement, each of the parties intends to enter into a services


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agreement with ICC pursuant to which such party will provide specified management or administrative services to ICC as further described in Sections
5.5.1 and 5.5.2 below. Each such agreement, and any amendment thereto shall be:

                (a)     on arms length, fair market value terms and conditions;
                        and

                (b) subject to the prior approval by the Board of Directors of ICC.

The parties shall use their best efforts to negotiate, enter into and cause ICC to enter into, such mutually acceptable agreements on the Final Closing Date.

                5.5.1.  SERVICES PROVIDED BY LEHIGH

                At the Final Closing, and from time to time throughout the term of this Agreement and the term of the Operations Agreement, ICC may purchase certain services from Lehigh at a price to be agreed upon by Lehigh and ICC, which services shall include, but shall not be limited to the following:

                (a) Support services such as bioengineering and housekeeping;

                (b)     Specialized laboratory testing;

                (c)     Sales and marketing support; and

                (d) Assistance with and support for the development of relationships with managed care entities and physician groups.

                5.5.2.  SERVICES PROVIDED BY INTRACEL

                At the Final Closing, and from time to time throughout the term of this Agreement and the term of the Operations Agreement, ICC may purchase certain


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services from Intracel at a price to be agreed upon by Intracel and ICC, which services shall include, but shall not be limited to the following:

                (a)     Case management services;

                (b)     Reimbursement services;

                (c)     Accounting and finance services;

                (d) Quality assurance and assistance with FDA regulatory monitoring and compliance;

                (e)     Sales and marketing services; and

                (f) Kits and supplies necessary for the manufacture and production of OncoVax.


6.      PURCHASE AND CONTRIBUTION OF CLEAN ROOM EQUIPMENT


        6.1.    PURCHASE OF CLEAN ROOM EQUIPMENT AT FINAL CLOSING

                Concurrent with the Final Closing, Lehigh shall sell, assign, and transfer to Intracel, and Intracel shall purchase from Lehigh the equipment located in the Clean Room and described in Exhibit J attached hereto (the "EQUIPMENT") for an aggregate purchase price of $700,000 (the "PURCHASE PRICE"), which the parties agree reflects the fair market value of the Equipment. Upon the Final Closing, the parties agree that the Purchase Price shall be adjusted to reflect the amount of the Purchase Price pre-paid by Intracel to Lehigh prior to the Final Closing Date (the "ADJUSTED PURCHASE PRICE"). The Adjusted Purchase Price shall be calculated as follows: $700,000 minus the aggregate Principal Component (as defined in Schedule 6.1) of the aggregate rent paid by Intracel to Lehigh pursuant to Section 7.1 of each of the Initial OncoVax Center Lease and the Amended and Restated Initial OncoVax Center Lease. At the Final Closing, Intracel shall pay $36,842 of the Adjusted Purchase Price by check or wire transfer of readily available funds and the remainder of the Adjusted Purchase Price shall be paid in the form of a convertible note substantially in the form of Exhibit K (the "CONVERTIBLE NOTE"). The principal amount due under the Convertible Note shall be payable in a balloon payment due on the fifth anniversary thereof together with interest at a rate equal to the prime rate as published in the Wall Street Journal. The Convertible Note shall be secured by a Security Agreement substantially in the form of Exhibit L attached hereto, pursuant to which Intracel shall grant a security interest in the Equipment to Lehigh. The terms and conditions of the purchase of the Equipment are more particularly set forth in the Bill of Sale attached hereto as Exhibit M (the "LEHIGH BILL OF SALE").


        6.2.    CONTRIBUTION OF EQUIPMENT AT THE FINAL CLOSING

                Concurrent with the purchase and sale of the Equipment, Intracel agrees to contribute the Equipment to ICC. The parties shall use their best efforts to cause ICC to accept such Equipment and to issue shares of Common Stock of ICC to Intracel in exchange for such Equipment as more particularly described in Section 3.1 and in the ICC Bill of Sale attached hereto as Exhibit
D. Intracel agrees to provide Lehigh with documentation evidencing the contribution of Equipment to ICC at the Final Closing.


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7.      LICENSE OF RIGHTS TO ICC


        During the Interim Phase, the parties agree to negotiate in good faith the terms of the License Agreement (the "LICENSE AGREEMENT") to be entered into by Intracel and ICC at the Final Closing, pursuant to which Intracel shall grant to ICC a limited, exclusive right in the ICC Service Area to manufacture, produce and distribute or arrange for the distribution of, OncoVax and such other products as the parties may mutually agree on.


8.      LIMITATIONS ON ACTIVITIES OF LEHIGH


        Lehigh agrees that during the term of this Agreement and for a period of one year thereafter, it shall not directly or indirectly on its own or through any joint venture, teaming arrangement, partnership, or other entity or arrangement, engage in the manufacture, production or distribution of any cancer related products comparable to any products manufactured, produced or distributed by Intracel or ICC at any time during the Term of this Agreement.


9.      OPERATIONS AGREEMENT


                During the Interim Phase, Intracel and Lehigh agree to negotiate in good faith the terms of an Operations Agreement to be entered into at the Final Closing by ICC, Intracel and Lehigh (the "OPERATIONS AGREEMENT"). The Operations Agreement shall set forth all the rights and obligations of ICC, Intracel and Lehigh during the Operational Phase, including, but not limited to, those rights and obligations described in Sections 5 and 7 above and the additional operational rights of Intracel and Lehigh described below. In the event of an inconsistency between the terms and conditions of this Agreement relating to the rights and obligations of ICC, Intracel and Lehigh with respect to those contained in the Operations Agreement, the Operations Agreement's terms and conditions shall govern. The parties hereto shall each use its best efforts to cause ICC to execute the Operations Agreement on the Final Closing Date.


        9.1.    INTRACEL'S OPERATIONAL RIGHTS

                Notwithstanding anything to the contrary in this Agreement, the parties agree that Intracel shall have, among others, the following rights: (i) the right to audit ICC and the OncoVax Center, (ii) the right to close the OncoVax Center or otherwise stop ICC from manufacturing OncoVax or any other drug agreed to by the parties if the OncoVax Center or ICC's manufacturing of OncoVax or any other drug is not in compliance with applicable laws and regulations, (iii) the right to terminate any of ICC's employees or terminate the services of any particular Medical Director if such employee or Medical Director fails to comply


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with applicable laws and regulations, (iv) the right to represent ICC and the
OncoVax Center in any interaction with the FDA, (v) the right to require implementation of any actions or changes in order to assure full compliance with all applicable FDA requirements, and (vi) the right to take all such other actions with respect to ICC, its operations and its employees in order to comply with all applicable laws and regulations.


        9.2.    LEHIGH'S OPERATIONAL RIGHTS

                Notwithstanding anything to the contrary herein, the parties agree that Lehigh shall have the right to (i) audit ICC and the OncoVax Center, and (ii) review on a regular basis all of ICC's and the OncoVax Center's operational policies and procedures.


10.     INTERIM PHASE OPERATIONS


        10.1.   INITIAL ONCOVAX CENTER LEASE

                On October 21, 1998 and prior to the Initial Closing, the parties entered in a lease (the "INITIAL ONCOVAX CENTER LEASE") and a letter agreement relating thereto (the "LETTER AGREEMENT") for the operation of the OncoVax Center for the period from November 1, 1998 until the Initial Closing. At the Initial Closing, Lehigh and Intracel shall terminate the Letter Agreement and enter into an Amended and Restated Initial OncoVax Center Lease, substantially in the form attached hereto as Exhibit N (the "AMENDED AND RESTATED INITIAL ONCOVAX CENTER LEASE"), which Amended and Restated Initial OncoVax Center Lease shall provide for the lease of the Clean Room, Clean Room Equipment, and clinical patient care, administrative and storage space (collectively, the "FACILITIES"), each as more particularly described in Exhibits H and J attached hereto. In the event of the termination of this Agreement during the Interim Phase for any reason, the Amended and Restated Initial OncoVax Center Lease shall terminate in accordance with its own terms, effective as of the date of the termination of this Agreement.


        10.2.   SCOPE OF OPERATIONS DURING INTERIM PHASE

                During the Interim Phase, Intracel shall utilize the Facilities for the purpose of manufacturing and producing OncoVax for use in the conduct of the Trials and arranging for and/or sponsoring such Trials at the OncoVax Center and furnishing OncoVax to patients as permitted under federal law and Food and Drug Administration ("FDA") guidance. Intracel and Lehigh agree to cooperate in coordinating publicity with the respect to the opening of the OncoVax Center for the


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conduct of such Trials. Lehigh agrees that it shall not publicize, advertise or otherwise use the name of the OncoVax Center or Intracel without the prior written consent of Intracel, which consent shall not be unreasonably withheld.


        10.3.   OPERATIONAL POLICIES AND PROCEDURES

                Intracel shall adopt and enforce policies and procedures for the operation of the OncoVax Center during the Interim Phase and shall require that all Trials be conducted in accordance with (a) all applicable laws and regulations and (b) Lehigh's Facility Policies, Rules and Regulations.


        10.4.   SERVICES PROVIDED BY LEHIGH

                During the Interim Phase, Intracel shall purchase certain services from Lehigh at a price to be agreed upon by Lehigh and ICC, which services shall include the following:

                (a) Support services such as bioengineering and housekeeping;

                (b)     Specialized laboratory testing; and

                (c) Assistance with and support for the development of relationships with managed care entities and physician groups.

                Such services will be provided pursuant to an agreement negotiated at arms length and providing for fair market value terms and conditions.


        10.5.   ONCOVAX CENTER PERSONNEL

                Except as described below, during the Interim Phase all laboratory, clinical and administrative personnel engaged in the manufacture and production of OncoVax and the conduct of the Trials, shall be employees of Intracel and subject to Intracel's personnel policies and procedures. The medical director of the OncoVax Center during the Interim Phase shall be Herbert
C. Hoover, Jr., M.D. or his designee (the "MEDICAL DIRECTOR"). The Medical Director shall be an employee of Lehigh and shall render services during the Interim Phase as an independent contractor pursuant to the terms and conditions of an initial Medical Director Services Agreement, substantially in the form of Exhibit O attached hereto and made a part hereof (the "INITIAL MEDICAL DIRECTOR SERVICES AGREEMENT"). The parties agree that the fair market value of the services provided by the Medical Director for the OncoVax Center during the first year shall be $75,000, which compensation pursuant to the terms of the Initial Medical Director Services Agreement shall be adjusted annually by Intracel during the Interim Phase to reflect the fair market value of the Medical Director's services. In the event of the


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termination of this Agreement during the Interim Phase for any reason, the
Initial Medical Director Services Agreement shall automatically terminate in accordance with its own terms, effective as of the date of termination of this Agreement.


        10.6.   ADDITIONAL EQUIPMENT; IMPROVEMENTS TO THE CLEAN ROOM

                During the Interim Phase, Intracel may purchase additional equipment for the Clean Room and make improvements to the Clean Room, which additional equipment and improvements shall be transferred to ICC by Intracel, as soon as practicable after the Final Closing on a date agreed to by the parties. The parties agree that any amounts paid by Intracel to purchase such additional equipment and improvements shall be off-set against any capital contributions Intracel is required to make pursuant to the Initial Funding Schedule.


11.     REGULATORY APPROVALS

                After the Initial Closing and prior to the Final Closing, Intracel shall use its best efforts to obtain any authorizations, consent, and approvals of any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or body or other person or entity, including the FDA, for the transactions contemplated hereunder. Such approvals and authorizations shall include, without limitation, the FDA's approval and authorization to market and provide OncoVax, manufactured at the OncoVax Center, to cancer patients. Lehigh agrees to use its best efforts to cooperate with, and provide support to, Intracel in complying with current Good Manufacturing Practices ("CGMPS") and to maintain any state licenses necessary to furnish care to cancer patients at the OncoVax Center.


12.     REPRESENTATIONS AND WARRANTIES

                Concurrent with the execution and delivery of this Agreement, Intracel and Lehigh have each executed and delivered the Certificates attached hereto as Exhibits P-1 and P-2 containing certain representations and warranties of the parties.


13.     CONDITIONS PRECEDENT TO INITIAL CLOSING

                The obligations of each party to consummate the transactions contemplated in this Agreement and to proceed with the Initial Closing are subject to the fulfillment at or prior to the Initial Closing, of each of the following conditions


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(the failure of any of which shall excuse and discharge all obligations of such party hereunder, unless such failure is agreed to in writing by such party):

                (a) the execution and delivery by the parties of the Amended and Restated Initial OncoVax Center Lease as set forth in Section 10.1 above;

                (b) the Letter Agreement shall be terminated;

                (c) the execution and delivery by the parties of the Initial Medical Director Services Agreement; and

                (d) the representations and warranties of Intracel and Lehigh contained in this Agreement shall be true and correct in all material respects as of the Initial Closing Date as if made at and as of such time, and Intracel and Lehigh shall have performed or complied with, in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it prior to or at and as of the Initial Closing Date.


14.     CONDITIONS PRECEDENT TO THE FINAL CLOSING


        14.1.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EACH PARTY

                The obligations of each party to consummate the transactions contemplated in this Agreement and to proceed with the Final Closing are subject to the fulfillment at or prior to the Final Closing, of each of the following conditions (the failure of any of which shall excuse and discharge all obligations of such party hereunder, unless such failure is agreed to in writing by such party):

                (a) Intracel's and Lehigh's designation of the initial ICC board of directors pursuant to Section 2.2;

                (b) the incorporation and organization of ICC as evidenced by the filing of the Articles of Incorporation of ICC with and issuance of a Certificate of Incorporation by, the Delaware Secretary of State;

                (c) the adoption of the Bylaws of ICC;

                (d) the development of the Initial Funding Schedule pursuant to
Section 3.3;

                (e) the development of the Business Plan pursuant to Section 5.1 above; and

                (f) FDA approval of OncoVax for use in the treatment of cancer.


        14.2.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF INTRACEL

                The obligations of Intracel as contemplated in this Agreement and to proceed with the Final Closing are subject to the fulfillment, at or prior to the Final Closing, of each of the following conditions (the failure of any of which shall excuse and discharge all obligations of Intracel hereunder, unless such failure is excused in writing by Intracel):

                (a) the execution of the Lehigh Bill of Sale by Lehigh and the delivery of the Equipment as set forth in Section 6.1 above;

                (b) the execution and delivery of the Stockholders' Agreement by Lehigh and ICC;

                (c) the delivery of the Common Stock Purchase Price by Lehigh and the delivery of a duly executed Subscription Agreement as set forth in
Section 3.2 above;

                (d) the execution and delivery of the Final OncoVax Center Lease as set forth in Section 5.3 above;

                (e) the execution and delivery of the Final Medical Director Services Agreement as set forth in Section 5.4.3 above;

                (f) the execution and delivery of the License Agreement as set forth in Section 7 above;

                (g) the execution and delivery of the Operations Agreement as set forth in Section 9 above;

                (h) the representations and warranties of Lehigh contained in this Agreement shall be true and correct in all material respects as of the Final Closing Date as if made at and as of such time, and Lehigh shall have performed or complied with, in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it prior to or at and as of the Final Closing Date; and

                (i) the transaction has been approved by the board of directors of Lehigh or the executive committee of such board, if any.


        14.3.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF LEHIGH

                The obligations of Lehigh to consummate the transactions contemplated in this Agreement and to proceed with the Final Closing are subject to the fulfillment, at or prior to the Final Closing, of each of the following conditions (the failure of any of which shall excuse and discharge all obligations of Lehigh hereunder, unless such failure is excused in writing by Lehigh):

                (a) the execution and delivery of the Stockholders' Agreement by Intracel and ICC;

                (b) Intracel's delivery of the Equipment to ICC pursuant to the ICC Bill of Sale and the delivery of a duly executed Subscription Agreement as set forth in Sections 3.1 and 6.2 above;

                (c) the execution and delivery of the Final OncoVax Center Lease as set forth in Section 5.3 above;

                (d) the execution and delivery of the Final Medical Director Services Agreement as set forth in Section 5.4.3 above;

                (e) the execution and delivery of the Convertible Note and the Security Agreement as set forth in Section 6.1 above;

                (f) the execution and delivery of the License Agreement as set forth in Section 7 above;

                (g) the execution and delivery of the Operations Agreement as set forth in Section 9 above;

                (h) the representations and warranties of Intracel contained in this Agreement shall be true and correct in all material respects as of the Final Closing Date as if made at and as of such time, and Intracel shall have performed or complied with, in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it prior to or at and as of the Final Closing Date; and

                (i) the transaction has been approved by the board of directors of Intracel or the executive committee of such board.


15.     THE INITIAL CLOSING


        15.1.   GENERALLY

                The Initial Closing shall take place at the offices of Lehigh Valley Hospital and Health Network or at such other place to which the parties may agree, on December 11, 1998, or such other time as the parties may agree (the "INITIAL CLOSING DATE"). At the Initial Closing, and as a condition precedent to the Initial Closing, the parties shall comply with such conditions and shall deliver such documents as are set forth in Sections 15.2 and 15.3.


        15.2.   DELIVERIES BY INTRACEL

                At the Initial Closing, in addition to any other documents or agreements required under any other provision of this Agreement, Intracel shall make the following deliveries and performance (and the obligation of Lehigh to consummate the Initial Closing shall be conditioned thereon):

                (a)     this Agreement duly executed by Intracel;

                (b) a certificate of good standing for Intracel from the State of Delaware;

                (c) a copy, certified by the Secretary of State of the State of Delaware, of the Certificate of Incorporation of Intracel, as amended;

                (d) a copy of the Bylaws of Intracel, as amended, as certified by the appropriate officers of Intracel as being true, complete and in full force and effect;

                (e) a certificate signed by the appropriate officers of Intracel certifying resolutions authorizing the execution of this Agreement and the transactions hereunder;

                (f) the Amended and Restated Initial OncoVax Center Lease duly executed by Intracel;

                (g) the Agreement terminating the Letter Agreement duly executed by Intracel as required by Section 10.1 (the "TERMINATION AGREEMENT");

                (h) the Initial Medical Director Services Agreement duly executed by Intracel;

                (i) evidence that Intracel has obtained and maintains insurance as required by Section 18.7.1 below; and

                (j) any additional documents that Lehigh may reasonably require for the proper consummation of the transactions contemplated by this Agreement.


        15.3.   DELIVERIES BY LEHIGH

                At the Initial Closing, in addition to any other documents or agreements required under any other provision of this Agreement, Lehigh shall make the following deliveries and performance (and the obligation of Intracel to consummate the Initial Closing shall be conditioned thereon):

                (a)     this Agreement duly executed by Lehigh;

                (b) a certificate of good standing for Lehigh from the Commonwealth of Pennsylvania;

                (c) a copy, certified by the Secretary of State of the Commonwealth of Pennsylvania, of the Articles of Incorporation of Lehigh, as amended;

                (d) a copy of the Bylaws of Lehigh, as amended, as certified by the appropriate officers of Lehigh as being true, complete and in full force and effect;

                (e) a certificate signed by the appropriate officers of Lehigh certifying resolutions authorizing the execution of this Agreement and the transactions hereunder;

                (f) the Amended and Restated Initial OncoVax Center Lease duly executed by Lehigh;

                (g)     the Termination Agreement duly executed by Lehigh;

                (h) the Initial Medical Director Services Agreement duly executed by Lehigh;

                (i) evidence that Lehigh has obtained and maintains insurance as required by Section 18.7.2 below; and

                (j) any additional documents that Intracel may reasonably require for the proper consummation of the transactions contemplated by this Agreement.


16.     THE FINAL CLOSING


        16.1.   GENERALLY

                The Final Closing shall take place on a date, mutually agreed upon by the parties, within 30 days after the receipt of FDA approval to market OncoVax to cancer patients at the OncoVax Center (the "FINAL CLOSING DATE"), at Lehigh's facility located at Cedar Crest & I-78, Allentown, PA or at such other place to which the parties may agree. At the Final Closing, and as a condition precedent to the Final Closing, the parties shall comply with such conditions and shall deliver such documents as are set forth in Sections 16.2, 16.3 and 16.4.


        16.2.   DELIVERIES BY INTRACEL

                At the Final Closing, in addition to any other documents or agreements required under any other provision of this Agreement, Intracel shall make the following deliveries and performance (and the obligation of Lehigh to consummate the Final Closing shall be conditioned thereon):

                (a) List of Intracel's designees to the initial ICC Board of Directors;

                (b)     the Stockholders' Agreement duly executed by Intracel;

                (c)     the Convertible Note executed by Intracel;

                (d)     the Security Agreement duly executed by Intracel;

                (e) the ICC Bill of Sale duly executed by Intracel, and delivery of the ICC Bill of Sale and Equipment to ICC, and documentation evidencing the delivery of the Equipment to Lehigh;

                (f) the License Agreement duly executed by Intracel pursuant to Section 7;

                (g) the Operations Agreement duly executed by Intracel pursuant to Section 9; and

                (h) any additional documents that Lehigh may reasonably require for the proper consummation of the transactions contemplated by this Agreement.


        16.3.   DELIVERIES BY LEHIGH

                At the Final Closing, in addition to any other documents or agreements required under any other provision of this Agreement, Lehigh shall make the following deliveries and performance (and the obligation of Intracel to consummate the Final Closing shall be conditioned thereon):

                (a) List of Lehigh's designees to the initial ICC Board of Directors;

                (b)     the Stockholders' Agreement duly executed by Lehigh;

                (c)     the Common Stock Purchase Price;

                (d) the Final OncoVax Center Lease duly executed by Lehigh pursuant to Section 5.3;

                (e) the Final Medical Director Services Agreement duly executed by Lehigh pursuant to Section 5.4.3;

                (f) the Lehigh Bill of Sale duly executed by Lehigh pursuant to Section 6.1 and delivery of the Equipment to Intracel;

                (g) the Operations Agreement duly executed by Lehigh pursuant to Section 9;

                (h) an Opinion of Bond Counsel to Lehigh in a form satisfactory to Intracel; and

                (i) any additional documents that Intracel may reasonably require for the proper consummation of the transactions contemplated by this Agreement.

        16.4.   DELIVERIES BY ICC

                At the Final Closing, the parties shall use their best efforts to cause ICC to:

                (a) deliver to Lehigh, against delivery of the Common Stock Purchase Price, a duly issued stock certificate made out in Lehigh's name and representing the shares of Common Stock to be purchased by Lehigh pursuant to Section 3.2 above;

                (b) deliver to Intracel, against delivery of the Equipment, a duly issued stock certificate made out in Intracel's name and representing the shares of Common Stock to be purchased by Intracel pursuant to Section 3.1 above;

                (c) deliver the Stockholders' Agreement duly executed by ICC;

                (d) deliver the Final OncoVax Center lease duly executed by ICC pursuant to Section 5.3;

                (e) deliver the Final Medical Director Services Agreement duly executed by ICC pursuant to Section 5.4.3;

                (f) deliver the License Agreement duly executed by ICC pursuant to Section 7; and

                (g) deliver the Operations Agreement duly executed by ICC pursuant to Section 9.

17.     TERMINATION


        17.1.   TERMINATION

                17.1.1. TERMINATION PRIOR TO FINAL CLOSING

                This Agreement may be terminated at any time prior to Final Closing as follows:

                (a) immediately upon the mutual written agreement of Intracel and Lehigh;

                (b) immediately by Intracel, after written notice to Lehigh and the expiration of any applicable cure period, upon a material breach of any representation, warranty, covenant or agreement on the part of Lehigh set forth in this Agreement, or if any representation or warranty of Lehigh has become materially untrue, in either case such that Lehigh is unable to cure such material breach so that the conditions set forth in Section 14 are incapable of being satisfied by the Final Closing Date; provided, however, that in any case, a willful breach will be deemed to cause such conditions to be incapable of being satisfied for purposes of this paragraph (b);

                (c) immediately by Lehigh after written notice to Intracel and the expiration of any applicable cure period, upon a material breach of any representation, warranty, covenant or agreement on the part of Intracel set forth in this Agreement, or if any representation or warranty of Intracel has become materially untrue, in either case such that Intracel is unable to cure such material breach so that the conditions set forth in Section 14 are incapable of being satisfied by the Final Closing Date; provided, however, that in any case, a willful breach will be deemed to cause such conditions to be incapable of being satisfied for purposes of this paragraph (c); or

                (d) immediately upon written notice by either party to the other party if, through no fault of either party, the Final Closing shall not have taken place by December 31, 2000, or such other date agreed to by the parties.

                17.1.2. TERMINATION AFTER TO FINAL CLOSING

                This Agreement may be terminated at any time after the Final Closing as follows:

                (a) immediately by either party after written notice to the other party and the expiration of any applicable cure period in the event that the other party has materially breached a representation, warranty, covenant or agreement contained in this Agreement or in any other agreement or document contemplated hereunder and such breach has not been cured within 30 days of written notice thereof by the non-breaching party; or

                (b) immediately upon written notice by either party to the other party if FDA approval to market OncoVax is permanently withdrawn.


        17.2.   EFFECT OF TERMINATION

                17.2.1. PRIOR TO FINAL CLOSING

                In the event this Agreement is terminated prior to Final Closing as provided above, (a) each of Lehigh and Intracel shall deliver to the other party all documents previously delivered (and copies thereof in its possession) concerning one another and the transactions contemplated hereby, (b) the Amended and Restated Initial OncoVax Center Lease and the Initial Medical Director Services Agreement shall terminate effective the date of termination of this Agreement and the parties shall take any further action required to be taken pursuant to the terms of the Amended and Restated Initial OncoVax Center Lease and the Initial Medical Director Services Agreement, and (c) neither of the parties nor any of their respective stockholders, directors, officers or agents shall have any liability to the other party, except for any deliberate breach or deliberate omission resulting in breach of any of the provisions of this Agreement. In such case, the breaching party shall be liable only for the expenses and costs of the non-breaching party, and in no event shall either party be liable for anticipated profits or consequential damages.

                17.2.2. AFTER FINAL CLOSING

                In the event this Agreement is terminated after Final Closing as provided above, (a) each of Lehigh and Intracel shall deliver to the other party all documents previously delivered (and copies thereof in its possession) concerning one another and the transactions contemplated hereby, (b) the parties shall take such steps as are reasonably necessary to cause the dissolution of ICC in a timely fashion and in accordance with applicable law, (c) the parties shall take such steps as are reasonably necessary to wind down the affairs of ICC in accordance with applicable law and to terminate all of the agreements and arrangements entered into by the parties as contemplated hereunder, (d) the Final OncoVax Center Lease and the Final Medical Director Services Agreement shall terminate effective the date of such termination of this Agreement and the parties shall take any further action required to be taken pursuant to the terms of the Final OncoVax Center Lease and the Final Medical Director Services Agreement, (e) the parties shall cause ICC to sell, and ICC shall be obligated to sell, the Clean Room Equipment to Lehigh, who shall be required to purchase the Clean Room Equipment at its depreciated book value as of the date of termination, and (f) neither of the parties nor any of their respective stockholders, directors, officers or agents shall have any liability to the other party, except for any deliberate breach or deliberate omission resulting in breach of any of the provisions of this Agreement. In such case, the breaching party shall be liable only for the expenses and costs of the non-breaching party, and in no event shall either party be liable for anticipated profits or consequential damages.


                17.2.3. GENERALLY

                After termination, each party shall keep confidential all information provided by the other pursuant to this Agreement which is not in the public domain, shall exercise the same degree of care in handling such information as it would exercise with similar confidential information of its own, and shall return any such information upon the other party's request.

18.     INDEMNIFICATION; LIMITATION ON LIABILITY; INSURANCE; SURVIVAL


        18.1.   LEHIGH INDEMNIFICATION OF INTRACEL

                Subject to Section 18.6.2 below, Lehigh will indemnify, defend and hold harmless Intracel and Intracel's successors and assigns from and against any and all actual and direct claims, damages, losses and liabilities (including reasonable attorneys' fees) ("LOSSES") which may at any time be asserted against or suffered by Intracel as a result of or on account of Lehigh's negligence or any breach of any representation, warranty or covenant on the part of Lehigh made herein or in any instrument or document delivered by Lehigh pursuant hereto. Furthermore, Lehigh will indemnify Intracel and Intracel's successors and assigns from any Losses arising out of any action relating to or arising out of any action taken by Lehigh, or its employees as agents, in connection with the Trials to be conducted at the Facilities during the Interim Phase.


        18.2.   INTRACEL INDEMNIFICATION OF LEHIGH

                Subject to Section 18.6.1 below, Intracel will indemnify, defend and hold harmless Lehigh and Lehigh's successors and assigns from and against any and all Losses which may at any time be asserted against or suffered by Lehigh as a result of or on account of Intracel's negligence or any breach of any representation, warranty or covenant on the part of Intracel made herein or in any instrument or document delivered by Intracel pursuant hereto. Furthermore, Intracel will indemnify Lehigh and Lehigh's successors and assigns from any Losses arising out of any action relating to or arising out of any action taken by Intracel, or its employees as agents, in connection with the Trials to be conducted at the Facilities during the Interim Phase.


        18.3.   NOTICE

                A party (an "INDEMNIFIED PARTY") shall give prompt written notice to an indemnifying party (the "INDEMNIFYING PARTY") of any payments, demands, claims, suits, judgments, liabilities, losses, costs, damages or expenses (a "CLAIM") in respect of which such Indemnifying Party has a duty to provide indemnity to such Indemnified Party under this Section 18, except that any delay or failure to notify the Indemnifying Party only shall relieve the Indemnifying Party of its obligations hereunder to the extent, if at all, that it is prejudiced by reason of such delay or failure.

        18.4.   THIRD PARTY ACTIONS

                In the event any claim is made, suit is brought, or other proceeding instituted against a party to this Agreement which involves or appears reasonably likely to involve a Loss, the Indemnified Party will, within 10 days after receipt of notice of any such claim, suit, or proceeding for which indemnification may be sought, notify the Indemnifying Party in writing of the commencement thereof; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party can demonstrate actual monetary prejudice as a direct or indirect result of such failure.

                The Indemnified Party may elect, within 30 days after the Indemnifying Party's receipt of such notice, or five days before the return date required by any citation, claim, or other statute, whichever occurs earlier, to contest or defend against such claim at the Indemnifying Party's expense, and shall give written notice to the Indemnifying Party of the commencement of such defense. The Indemnifying Party, its subsidiaries, successors, and assigns shall be entitled to participate with the Indemnified Party in such event (at the Indemnifying Party's cost and expense). In the event that the Indemnified Party does not elect to contest, defend, settle, or pay the claim as provided above, the Indemnifying Party, its subsidiaries, successors, or assigns shall have the exclusive right to prosecute, defend, compromise, settle, or pay the claim in its sole discretion and pursue its rights under this Agreement but shall not be entitled in any way to release, waive, settle, modify, or pay such claim without the consent of the Indemnified Party. Each party, its subsidiaries, successors, and assigns shall cooperate in the defense of such action and the records of each shall be available to the other with respect to such defense.


        18.5.   OTHER RECOVERIES

                The amount of any Losses recoverable by an Indemnified Party hereunder shall be reduced by the amount, if any, of the recovery (net of reasonable expenses incurred in obtaining said recovery) the Indemnified Party hereunder shall have received with respect thereto from any other party, person, or entity, other than an insurer of the Indemnified Party unless such insurer has expressly waived all rights of subrogation with respect to such recovery. In the event such a recovery is made by an Indemnified Party after it receives payment or other credit hereunder with respect to any Losses, then a refund equal in aggregate amount to the recovery, net of reasonable expenses incurred in obtaining that recovery, shall be made promptly to the Indemnifying Party making such payment. Without limiting the foregoing, in the event that a claim or benefit is created in connection with the occurrence of any Losses which have not been collected by the Indemnified Party at the time payment with respect to such Losses is made by the Indemnifying

Party, the Indemnified Party shall assign such benefit or claim to the Indemnifying Party as a condition to the payment by the Indemnifying Party and shall cooperate with the Indemnifying Party in its efforts to collect any such benefit or claim. If such claim or benefit is not assignable under applicable laws, the Indemnified Party shall cooperate in good faith with the Indemnifying Party's efforts to collect such claim or benefit.


        18.6.   LIMITATION OF LIABILITY

                18.6.1. LIMITATION OF INTRACEL'S LIABILITY.

                        Notwithstanding any other provision contained in this Agreement, Intracel's liability under this Agreement shall be limited to actual and direct losses suffered by Lehigh arising as a result of Intracel's negligent failure to perform its obligations under this Agreement. Lehigh acknowledges and agrees that Intracel shall not be liable for any lost reimbursement or loss of data, earnings, profits or goodwill or any other indirect, consequential, incidental, exemplary or punitive damages suffered by any person or entity, including Lehigh, caused directly or indirectly by the acts or omissions of Intracel, its employees or agents in the course of performing services or functions contemplated under or related in any way to this Agreement (including, without limitation, any breach by Intracel of its obligations under this Agreement). Notwithstanding any other provision contained in this Agreement, Intracel's maximum aggregate liability to Lehigh for any and all causes whatsoever, and Lehigh's remedy, regardless of the form of action, whether in contract or tort, including negligence, and whether or not pursuant to the indemnification provisions contained in Section 18.2 and whether or not Intracel is notified of the possibility of damage to Lehigh, shall be limited to $3,000,000.


                18.6.2. LIMITATION OF LEHIGH'S LIABILITY.

                        Notwithstanding any other provision contained in this Agreement, Lehigh's liability under this Agreement shall be limited to actual and direct losses suffered by Intracel arising as a result of Lehigh's negligent failure to perform its obligations under this Agreement. Intracel acknowledges and agrees that Lehigh shall not be liable for any lost reimbursement or loss of data, earnings, profits or goodwill or any other indirect, consequential, incidental, exemplary or punitive damages suffered by any person or entity, including Intracel, caused directly or indirectly by the acts or omissions of Lehigh, its employees or agents in the course of performing obligations or functions contemplated under or related in any way to this Agreement (including, without limitation, any breach by Lehigh of its obligations under this Agreement). Notwithstanding any other provision contained in this Agreement, Lehigh's maximum aggregate liability to Intracel for any and all causes whatsoever, and Intracel's remedy, regardless of the form of action, whether in contract or tort, including negligence, and whether or not pursuant to the indemnification provisions contained in Section 18.1, and whether or not Lehigh is notified of the possibility of damage to Intracel, shall be to $3,000,000.


        18.7.   INSURANCE

                18.7.1. INTRACEL'S OBLIGATION TO INSURE.

                        Intracel shall obtain and maintain in effect at all times during the term of this Agreement insurance as set forth in Schedule
18.7.1. Such insurance policies shall name Lehigh as an additional insured and Intracel shall provide such evidence as Lehigh may reasonably request from time to time that Intracel has obtained and continues to maintain in full force and effect insurance coverage as described in the preceding sentence. If such insurance is purchased on a claims made basis, upon the termination of this Agreement for any reason Intracel shall purchase an extended reporting endorsement in amounts equivalent to the liability coverage maintained on the date of termination to cover prior acts.

                18.7.2. LEHIGH'S OBLIGATION TO INSURE.

                        Lehigh shall obtain and maintain in effect at all times during the term of this Agreement insurance as set forth in Schedule 18.7.2. Such insurance policies shall name Intracel as an additional insured and Lehigh shall provide such evidence as Intracel may reasonably request from time to time that Lehigh has obtained and continues to maintain in full force and effect insurance coverage as described in the preceding sentence. If such insurance is purchased on a claims made basis, upon the termination of this Agreement for any reason Lehigh shall purchase an extended reporting endorsement in amounts equivalent to the liability coverage maintained on the date of termination to cover prior acts.


        18.8.   SURVIVAL

                All representations, warranties, covenants, indemnities and other agreements made by any party to this Agreement (including all Exhibits hereto) or in any document, statement, certificate, or other instrument referred to herein or delivered at the Initial Closing or the Final Closing in connection with the transactions contemplated hereby shall survive any investigation made by or on behalf of any of the parties and shall survive the execution and delivery of this Agreement, the Initial Closing and the Final Closing, and the consummation of the transactions contemplated hereby and shall remain in full force and effect for a period of three years after the Final Closing Date, except for claims, if any, asserted in writing prior to such third anniversary, which claims shall survive until finally resolved and satisfied in full.

19.     MISCELLANEOUS


        19.1.   CONFIDENTIAL AND PROPRIETARY INFORMATION

                All non-public information received by Lehigh from Intracel or by Intracel from Lehigh in connection with the transactions contemplated hereby will be treated by the recipient as proprietary and will be made available only to those within its organization who have a "need to know" in connection with the matters contemplated hereby, to such recipient's attorneys, accountants and other advisors, and as may be required by applicable law or regulations or may be requested by any regulatory authority to which Lehigh or Intracel is subject; provided, however, the foregoing restrictions with respect to information furnished to one party by the other shall not apply to any such information which the receiving party demonstrates (i) is on the date hereof, or hereafter becomes, generally available to the public other than as a result of a disclosure, directly or indirectly, by the receiving party or (ii) was available or becomes available to the receiving party on a confidential or non-confidential basis from a source other than the other party hereto, which source was not itself bound by a confidentiality agreement with such other party and did not receive such information, directly or indirectly, from a person or entity so bound.


        19.2.   FURTHER ASSURANCES

                The parties hereby agree to take whatever further actions or to execute and deliver whatever further documents or instruments or make whatever further filings as may be reasonably necessary or desirable to effectuate the express provisions or the intent of this Agreement.


        19.3.   ASSIGNMENT; BINDING EFFECT

                This Agreement, and the rights and obligations of the parties created hereunder, shall not be assigned or delegated by either Lehigh or Intracel without the prior written consent of all parties, and any purported or attempted assignment or delegation without such consent shall be void and without effect, except that (i) either party may assign or delegate its rights and obligations under this Agreement to any successor to such party in the event of a merger or consolidation of such party with another entity, or to any purchaser of all or substantially all of the assets or business of such party, and (ii) either party may assign or delegate its rights and obligations under this Agreement to an Affiliate (as defined below) in which case the assigning or delegating party shall not be relieved of their obligations hereunder. Any such successor, purchaser or Affiliate shall execute a counterpart to the Stockholders Agreement. For purposes of this Section 19.3, an Affiliate shall mean, as to any party hereto, any corporation or other entity which, directly or indirectly, through one or more intermediaries, controls (i.e., possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract, or otherwise) is controlled by, or is under common control with such party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, administrators, and/or personal representatives.


        19.4.   GOVERNING LAW

                This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Maryland (excluding the choice of law rules thereof).


        19.5.   SEVERABILITY

                In the event that a court of competent jurisdiction holds that a particular provision or requirement of this Agreement is in violation of any applicable law, each such provision or requirement shall be enforced only to the extent it is not in violation of such law or is not otherwise unenforceable and all other provisions and requirements of this Agreement shall remain in full force and effect.


        19.6.   EXPENSES; ATTORNEYS' FEES

                The parties shall pay their own respective expenses (including, without limitation, the fees, disbursements and expenses of their attorneys, accountants, actuaries, and financial and other advisors) in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby. If any party is required to institute legal action or arbitration against another party to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover costs of litigation, including, but without limitation, reasonable attorneys' fees.


        19.7.   MODIFICATION; WAIVER

                This Agreement shall not be modified or amended except by an instrument in writing signed by Lehigh and Intracel. No delay or failure on the part of any party hereto in exercising any right, power, or privilege under this Agreement or any other instruments executed and delivered in connection with or pursuant to this Agreement, shall impair any such right, power, or privilege or be construed as a waiver of any default hereunder or any acquiescence therein. No single or partial exercise of any such right, power, or privilege shall preclude the further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.


        19.8.   NOTICE

                All notices, demands, requests or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered (including delivery by courier), sent by Federal Express or by other recognized overnight delivery service, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or sent by telegram, telex, or facsimile transmission, addressed as follows:

If to Intracel:

                             Intracel Corporation
                             1330 Piccard Drive
                             Rockville, Maryland  20850
                             Attn:  Daniel S. Reale
                             Facsimile:  (301) 296-0082

                with a copy (which shall not constitute notice) to:

                             Hogan & Hartson L.L.P.
                             555 13th Street, N. W.
                             Washington, D.C.  20004-1004
                             Attn:  Donna A. Boswell, Esq.
                             Facsimile:  (202) 637-5910

If to Lehigh:

                             Lehigh Valley Hospital and Health Network
                             Cedar Crest & I-78
                             P.O. Box 689
                             Allentown, Pennsylvania  18105-1556
                             Attn:  Louis L.  Leibhaber
                             Facsimile:  (610) 402-7253
                with a copy (which shall not constitute notice) to:

                             Tallman, Hudders & Sorrentino
                             The Paragon Centre
                             1611 Pond Road, Suite 300
                             Allentown, Pennsylvania  18104-2256
                             Attn:  Matthew R. Sorrentino, Esq.
                             Facsimile:  (610) 391-1800


                Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication which shall be mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, or received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telex or facsimile) the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


        19.9.   BENEFIT OF THIS AGREEMENT

                It is the explicit intention of the parties hereto that except as set forth below no person or entity other than a party hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder. Notwithstanding the foregoing, ICC shall be a third party beneficiary hereto with respect to the enforcement of, and only to the extent of, any rights it may have hereunder.


        19.10.  COMPLETE AGREEMENT

                This Agreement sets forth the entire agreement of the parties hereto with respect to its subject matter and any all prior agreements, whether oral or written, between or among the parties hereto and relating to the subject matter hereof are superseded hereby.


        19.11.  CONTRACT MODIFICATIONS FOR PROSPECTIVE LEGAL EVENTS

                In the event any state or federal laws or regulations, now existing or enacted or promulgated after the date hereof, are interpreted by judicial decision, a regulatory agency or legal counsel in such manner as to indicate that this Agreement or any provision hereof may be in violation of such laws or regulations, Intracel and Lehigh shall amend this Agreement as necessary to preserve the underlying economic and financial arrangements between Intracel and Lehigh and without substantial economic detriment to either party. Neither party shall claim or assert illegality as a defense to the enforcement of this Agreement or any provision hereof; instead any such purported illegality shall be resolved pursuant to the terms of this Section 19.11.


        19.12.  EXECUTION IN COUNTERPARTS

                This Agreement may be executed in counterparts, each of which shall constitute an original hereof for all purposes.

                IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be duly executed in its name and on its behalf, as of the date first written above.

                                       INTRACEL:

                                       INTRACEL CORPORATION


                                       By:__________________________________
                                       Name:________________________________
                                       Title:_______________________________


                                       LEHIGH:

                                       LEHIGH VALLEY HOSPITAL AND HEALTH NETWORK

                                       By:__________________________________
                                       Name:________________________________
                                       Title:_______________________________

                                   EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                  INTRACEL CANCER CENTER OF PENNSYLVANIA, INC.

1. NAME

         The name of this corporation is INTRACEL CANCER CENTER OF PENNSYLVANIA, INC. (the "Corporation").

2. REGISTERED OFFICE AND AGENT

         The registered office of the Corporation shall be located at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 in the County of New Castle. The registered agent of the Corporation at such address shall be The Corporation Trust Company.

3. PURPOSE AND POWERS

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law"). The Corporation shall have all power necessary or helpful to engage in such acts and activities.

4. CAPITAL STOCK

   4.1. Authorized Shares

         The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Three Thousand (3,000) shares of Common Stock, all of one class, having a par value of $.01 per share ("Common Stock").

      4.2   RELATIVE RIGHTS

            Each share of Common Stock shall have the same relative rights as and be identical in all respects to all the other shares of Common Stock.

      4.3   DIVIDENDS

            Dividends may be paid on the Common Stock out of any assets legally available for the payment of dividends thereon, but only when and as declared by the Board of Directors of the Corporation.

      4.4   VOTING RIGHTS

            Each holder of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation and to cast one vote for each outstanding share of Common Stock so held upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders.

5.    INCORPORATOR; INITIAL DIRECTORS

      5.1   INCORPORATOR

            The name and mailing address of the incorporator (the
"Incorporator") are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The powers of the Incorporator shall terminate upon the filing of this Certificate of Incorporation.

      5.2   INITIAL DIRECTORS

            The following persons, having the following mailing addresses, shall serve as the directors of the Corporation until the first annual meeting of the stockholders of the Corporation or until their successors are elected and qualified:

            NAME                    MAILING ADDRESS

            -------------------     -------------------------

            -------------------     -------------------------

            -------------------     -------------------------

            -------------------     -------------------------

            -------------------     -------------------------

6.    BOARD OF DIRECTORS

      6.1   NUMBER; ELECTION

            The number of directors of the Corporation shall be such number as from time to time shall be fixed by, or in the matter provided in, the bylaws of the Corporation. Unless and except to the extent that the bylaws of the Corporation shall otherwise require, the election of directors of the Corporation need not be by written ballot.

      6.2   LIMITATION OF LIABILITY

            No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article 6.2 shall be prospective only and shall not adversely affect any right or protection of, or any limitation of the liability of, a director of the Corporation existing at, or arising out of facts or incidents occurring prior to, the effective date of such repeal or modification.

7.    COMPROMISE OR ARRANGEMENTS

      Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.


8.    AMENDMENT OF BYLAWS

            In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board of Directors of the Corporation is expressly authorized and empowered to adopt, amend and repeal the bylaws of the Corporation.

            IN WITNESS WHEREOF, the undersigned, being the Incorporator hereinabove named, for the purposes of forming a corporation pursuant to the Delaware General Corporation Law, hereby certifies that the facts hereinabove stated are truly set forth, and accordingly execute this Certificate of Incorporation this ____ day of ______________, ____.



                                          THE CORPORATION TRUST
                                          COMPANY
                                          Incorporator


                                          By:______________________________

                                  EXHIBIT B-1

                  INTRACEL CANCER CENTER OF PENNSYLVANIA, INC.

                         UNANIMOUS CONSENT OF DIRECTORS


      The undersigned, being all of the directors of Intracel Cancer Center of Pennsylvania, Inc., a Delaware corporation (the "CORPORATION"), for the purpose of taking action without a meeting of the Board of Directors pursuant to Sections 108 and 141(f) of the General Corporation Law of the State of Delaware, hereby adopt the following resolutions:

1.    BYLAWS

      RESOLVED, that the proposed Bylaws attached hereto as Exhibit A are hereby adopted as the Bylaws of the Corporation, and the Secretary of the Corporation is hereby directed to insert said Bylaws in the Minute Book of the Corporation.

2.    OFFICERS

      RESOLVED, that the following persons are hereby appointed to serve as officers of the Corporation, holding the offices indicated opposite their names, until their respective successors are appointed and qualified or until their earlier resignation or removal:


      NAME                    OFFICE

      ___________________     [Chairperson]

      ___________________     [President and Treasurer]

      ___________________     [Secretary]

3.    PRINCIPAL OFFICE

      RESOLVED, that the principal office of the Corporation shall be established and maintained in ____________________.

4.   STOCK CERTIFICATE

     RESOLVED, that the form of stock certificate attached hereto as Exhibit B is hereby approved and adopted, and the Secretary is hereby directed to insert a specimen thereof in the Minute Book of the Corporation.

5.   FISCAL YEAR

     RESOLVED, that the fiscal year of the Corporation shall be the calendar year.

6.   ORGANIZATION EXPENSES

     RESOLVED, that the Treasurer is hereby authorized to pay all fees and expenses that such officer determines to be necessary or advisable in connection with the organization of the Corporation (such determination to be conclusively, but not exclusively, evidenced by the payment of such fees or expenses).

7.   QUALIFICATION TO DO BUSINESS

     RESOLVED, that the President, Secretary and any Vice President, and each of them, are hereby authorized (1) to take all actions and to execute and file all instruments that any such officer determines to be necessary or advisable in order to qualify the Corporation under any law or laws in any state, country or other jurisdiction in which any such officer determines it to be necessary or advisable for the Corporation to conduct activities, including without limitation the appointment and substitution of agents or attorneys for service of process, and the designation and change of statutory offices, and to effect withdrawal from any state, country or other jurisdiction whenever any such officer determines it to be necessary or advisable for the Corporation to cease conducting activities therein; and (2) to make all such other filings with the governmental entities of the United States or of any state, country or other jurisdiction as such officer may determine to be necessary or advisable in connection with the conduct of the affairs of the Corporation (any determination pursuant to this resolution to be conclusively, but not exclusively, evidenced by the taking of such actions or the execution of such instruments).

8.   BANK ACCOUNTS

     RESOLVED, that the President and Secretary of the Corporation, and each of them, are hereby authorized to open an account or accounts for and in the name of the Corporation with such bank or banks in the State of Delaware, and in any other state, country or other jurisdiction, as they, or either of them, may determine to be necessary or advisable in conducting the affairs of the Corporation (such determination to be conclusively, but not exclusively, evidenced by the opening of such account or accounts), and to deposit therein funds coming into the possession of the Corporation;

      RESOLVED FURTHER, that all such banks are hereby authorized and directed to pay checks and other orders for the payment of money drawn on the name of the Corporation when signed by the President of the Corporation or by any employee designated in writing by ??? and no such bank shall be required, in any case, to make inquiry respecting the application of any instrument executed by virtue of this resolution, or of the proceeds therefrom, nor be under any obligation to see the application of such instrument or proceeds; and

      RESOLVED FURTHER, that all resolutions required by such banks in connection with such accounts that are consistent with the foregoing are hereby adopted, and the Secretary is directed to attach copies of all such resolutions to these resolutions.

9.    FILING OF CONSENT

      RESOLVED, that this Consent shall be filed with the minutes and records of the Corporation.

10.   GENERAL

      RESOLVED, that each of the officers of the Corporation hereby is authorized to do all things, to take all actions and to execute, deliver and file all documents and instruments, in the name and on behalf of the Corporation, as such officer may determine to be necessary or advisable in effecting the foregoing resolutions and the transactions contemplated thereunder (such determination to be conclusively, but not exclusively, evidenced by the taking of such actions or the execution of such documents or instruments by any such officer).

        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Unanimous Consent of Directors as of the date set forth below.

Dated as of _________________, 199


                                                      __________________________
                                                      By:_______________________
                                                      Name:_____________________

                                                      __________________________
                                                      By:_______________________
                                                      Name:_____________________

                                                      __________________________
                                                      By:_______________________
                                                      Name:_____________________

                                                      __________________________
                                                      By:_______________________
                                                      Name:_____________________

                                                      __________________________
                                                      By:_______________________
                                                      Name:_____________________

                                  EXHIBIT B-2

                  INTRACEL CANCER CENTER OF PENNSYLVANIA, INC.

                                     BYLAWS


                                    Adopted

                                     as of


                            _________________, 199_

                               TABLE OF CONTENTS


1. OFFICES................................................................ 1
   1.1. Registered Office................................................. 1
   1.2. Other Offices..................................................... 1
2. MEETINGS OF STOCKHOLDERS............................................... 1
   2.1. Place of Meetings................................................. 1
   2.2. Annual Meetings................................................... 1
   2.3. Special Meetings.................................................. 2
   2.4. Notice of Meetings................................................ 2
   2.5. Waivers of Notice................................................. 2
   2.6. Business at Special Meetings...................................... 2
   2.7. List of Stockholders.............................................. 3
   2.8. Quorum at Meetings................................................ 3
   2.9. Voting and Proxies................................................ 3
   2.10 Required Vote..................................................... 4
   2.11 Action Without a Meeting.......................................... 4
3. DIRECTORS.............................................................. 5
   3.1. Powers............................................................ 5
   3.2. Number and Election............................................... 5
   3.3. Designation of Directors.......................................... 5
   3.4. Vacancies......................................................... 5
   3.5. Meetings.......................................................... 6
         3.5.1. Regular Meetings.......................................... 6
         3.5.2. Special Meetings.......................................... 6
         3.5.3. Telephone Meetings........................................ 6
         3.5.4. Action Without Meeting.................................... 6
         3.5.5. Waiver of Notice of Meeting............................... 6
   3.6 Quorum and Vote at Meetings........................................ 7
   3.7 Committees of Directors............................................ 7
   3.8 Compensation of Directors.......................................... 8
4. OFFICERS............................................................... 8
   4.1. Positions......................................................... 8
   4.2. Chairperson....................................................... 8
   4.3. President......................................................... 9
   4.4. Vice President.................................................... 9
   4.5. Secretary......................................................... 9
   4.6. Assistant Secretary............................................... 9
   4.7. Treasurer.........................................................10

   4.8. Assistant Treasurer...............................................10
   4.9. Term of Office....................................................10
   4.10. Compensation.....................................................10
   4.11. Fidelity Bonds...................................................10
5. CAPITAL STOCK..........................................................11
   5.1. Certificates of Stock; Uncertificated Shares......................11
   5.2. Lost Certificates.................................................11
   5.3. Record Date.......................................................12
          5.3.1. Actions by Stockholders..................................12
          5.3.2. Payments.................................................12
   5.4. Stockholders of Record............................................13
6. INDEMNIFICATION; INSURANCE.............................................13
   6.1. Authorization of Indemnification..................................13
   6.2. Right of Claimant to Bring Action Against the Corporation.........14
   6.3. Non-exclusivity...................................................15
   6.4. Survival of Indemnification.......................................15
   6.5. Insurance.........................................................15
7. GENERAL PROVISIONS.....................................................16
   7.1. Inspection of Books and Records...................................16
   7.2. Dividends.........................................................16
   7.3. Reserves..........................................................16
   7.4. Execution of Instruments..........................................16
   7.5. Fiscal Year.......................................................16
   7.6. Seal..............................................................17

                                     BYLAWS

                                       OF

                  INTRACEL CANCER CENTER OF PENNSYLVANIA, INC.


1.   OFFICES

     1.1  REGISTERED OFFICE

          The initial registered office of the Corporation shall be in Wilmington, Delaware, and the initial registered agent in charge thereof shall be The Corporation Trust Company.

     1.2  OTHER OFFICES

          The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2.   MEETINGS OF STOCKHOLDERS

     2.1  PLACE OF MEETINGS

          All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board of Directors, the Chairperson or the President.

     2.2  ANNUAL MEETINGS

          The Corporation shall hold annual meetings of stockholders, commencing with the year _______, on such date and at such time as shall be designated from time to time by the Board of Directors, the Chairperson or the President, at which stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

      2.3.  SPECIAL MEETINGS

            Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Board of Directors, the Chairperson or the President.

      2.4.  NOTICE OF MEETINGS

            Notice of any meeting of stockholders, stating the place, date and hour of the meeting, and (if it is a special meeting) the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in,
Section 222 (or any successor section) of the Delaware General Corporation Law.

      2.5.  WAIVERS OF NOTICE

            Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing and delivered to the Corporation, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice (1) of such meeting, except when the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (2) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter at the beginning of the meeting.

      2.6   BUSINESS AT SPECIAL MEETINGS

            Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice (except to the extent that such notice is waived or is not required as provided in the Delaware General Corporation Law or these Bylaws).

        2.7.    LIST OF STOCKHOLDERS

                After the record date for a meeting of stockholders has been fixed, at least ten days before such meeting, the officer who has charge of the stock ledger of the Corporation shall make a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place in the city where the meeting is to be held, which place is to be specified in the notice of the meeting, or at the place where the meeting is to be held. Such list shall also, for the duration of the meeting, be produced and kept open to the examination of any stockholder who is present at the time and place of the meeting.

        2.8.    QUORUM AT MEETINGS

                Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or by the Certificate of Incorporation, the holders of a majority of the shares entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Once a share is represented for any purpose at a meeting (other than solely to object (1) to holding the meeting or transacting business at the meeting, or (2) (if it is a special meeting) to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time.

        2.9.    VOTING AND PROXIES

                Unless otherwise provided in the Delaware General Corporation Law or in the Corporation's Certificate of Incorporation, and subject to the other provisions of these Bylaws, each stockholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation's capital stock that has voting power and that is held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

        2.10.   REQUIRED VOTE

                When a quorum is present at any meeting of stockholders, all matters shall be determined, adopted and approved by the affirmative vote (which need not be by ballot) of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote with respect to the matter, unless the proposed action is one upon which, by express provision of statutes, the Certificate of Incorporation or the Stockholders' Agreement dated as of __________, 199_ by and between the Corporation and the stockholders (the "Stockholders' Agreement"), a different vote is specified and required, in which case such express provision shall govern and control with respect to that vote on that matter. Where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. Notwithstanding the foregoing, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

        2.11.   ACTION WITHOUT A MEETING

                Any action required or permitted to be taken at a stockholders' meeting may be taken without a meeting, without prior notice and without a vote, if the action is taken by persons who would be entitled to vote at a meeting and who hold shares having voting power equal to not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted. The action must be evidenced by one or more written consents describing the action taken, signed by the stockholders entitled to take action without a meeting, and delivered to the Corporation in the manner prescribed by the Delaware General Corporation Law for inclusion in the minute book. No consent shall be effective to take the corporate action specified unless the number of consents required to take such action are delivered to the Corporation within sixty days of the delivery of the earliest-dated consent. Written notice of the action taken shall be given in accordance with the Delaware General Corporation Law to all stockholders who do not participate in taking the action who would have been entitled to notice if such action had been taken at a meeting having a record date on the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

3.    DIRECTORS

      3.1   POWERS

            The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation, these Bylaws, or as otherwise may be provided in the Delaware General Corporation Law or in the Stockholders' Agreement.

      3.2   NUMBER AND ELECTION

            The number of directors which shall constitute the whole board shall not be fewer than three nor more than seven. The first board shall consist of five directors. Thereafter, within the limits above specified and subject to the terms of SECTION 3.2(b) of the Stockholders' Agreement, the number of directors shall be determined by resolution of the Board of Directors.

      3.3   DESIGNATION OF DIRECTORS

            Candidates for election as directors shall be designated by the stockholders as provided in the Stockholders' Agreement. The directors shall be elected at the annual meeting of the stockholders, except as provided in
SECTION 3.4 hereof, and each director elected shall hold office until such director's successor is elected and qualified or until the director's earlier death, resignation or removal. Directors need not be stockholders.

      3.4   VACANCIES

            Vacancies in any directorships resulting from the removal, resignation or death of an director and newly created directorships resulting from any increase in the authorized number of directors shall be filled by the affirmative vote of a majority of stockholders, subject to any conditions or limitations set forth in the Stockholders' Agreement. Each director so chosen shall hold office until the next election of directors of the class to which such director was appointed, and until such director's successor is elected and qualified, or until the director's earlier death, resignation or removal. In the event that one or more directors resign from the Board, effective at a future date, the stockholders shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election of directors, and until such director's successor is elected and qualified, or until the director's earlier death, resignation or removal.

     3.5  MEETINGS

          3.5.1.  REGULAR MEETINGS

          Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

          3.5.2.  SPECIAL MEETINGS

          Special meetings of the Board may be called by the Chairperson or President on one day's notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), telegram or facsimile transmission, and on five days' notice by mail (effective upon deposit of such notice in the mail). The notice need not describe the purpose of a special meeting.

          3.5.3.  TELEPHONE MEETINGS

          Members of the Board of Directors may participate in a meeting of the board by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

          3.5.4.  ACTION WITHOUT MEETING

          Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

          3.5.5.  WAIVER OF NOTICE OF MEETING

          A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

      3.6.  QUORUM AND VOTE AT MEETINGS

            At all meetings of the board, a quorum of the Board of Directors consists of a majority of the total number of directors prescribed pursuant to
SECTION 3.2 of these Bylaws, except as may be otherwise specifically provided by the Stockholders' Agreement. The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, or by the Certificate of Incorporation, or by these Bylaws, or by the Stockholders' Agreement. Pursuant to SECTION 3.2 of the Stockholders' Agreement, a supermajority vote of directors is required for the Corporation to take certain actions.

      3.7.  COMMITTEES OF DIRECTORS

            The Board of Directors may designate one or more committees, each committee to consist of one or more directors. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or adopting, amending or repealing any bylaw of the Corporation, and unless the resolution designating the committee, these bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors, when required. Unless otherwise specified in the Board resolution appointing the Committee, all provisions of the Delaware General Corporation Law and these Bylaws relating to meetings, action without meetings, notice (and waiver thereof), and quorum and voting requirements of the Board of Directors apply, as well, to such committee and their members.

     3.8. COMPENSATION OF DIRECTORS

          The Board of Directors shall have the authority to fix the compensation of directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

4.   OFFICERS

     4.1. POSITIONS

          The officers of the Corporation shall be a Chairperson, a President, a Secretary and a Treasurer, and such other officers as the Board of Directors (or an officer authorized by the Board of Directors) from time to time may appoint, including one or more Vice Chairmen, Executive Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall exercise such powers and perform such duties as shall be set forth below and such other powers and duties as from time to time may be specified by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the duties of such other officers. Any number of offices may be held by the same person, except that in no event shall the President and the Secretary be the same person. As set forth below, each of the Chairperson, President, and/or any Vice President may execute bonds, mortgages and other contracts under the seal of the Corporation, if required, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     4.2. CHAIRPERSON

          The Chairperson shall be the chief executive officer of the Corporation, shall have overall responsibility and authority for management of the operations of the Corporation (subject to the authority of the Board of Directors), shall (when present) preside at all meetings of the Board of Directors and stockholders, and shall ensure that all orders and resolutions of the Board of Directors and stockholders are carried into effect. The Chairperson may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     4.3  PRESIDENT

          The President shall be the chief operating officer of the Corporation and shall have full responsibility and authority for management of the day-to-day operations of the Corporation, subject to the authority of the Board of Directors and Chairperson. The President may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     4.4  VICE PRESIDENT

          In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President.

     4.5  SECRETARY

          The Secretary shall have responsibility for preparation of minutes of meetings of the Board of Directors and of the stockholders and for authenticating records of the Corporation. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary or an Assistant Secretary may also attest all instruments signed by any other officer of the Corporation.

     4.6  ASSISTANT SECRETARY

          The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary.

     4.7.      TREASURER

               The Treasurer shall be the chief financial officer of the Corporation and shall have responsibility for the custody of the corporate funds and securities and shall see to it that full and accurate accounts of receipts and disbursements are kept in books belonging to the Corporation. The Treasurer shall render to the Chairperson, the President, and the Board of Directors, upon request, an account of all financial transactions and of the financial condition of the Corporation.

     4.8.      ASSISTANT TREASURER

               The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, perform the duties and exercise the powers of the Treasurer.

     4.9.      TERM OF OFFICE

               The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earliest resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors.

     4.10.     COMPENSATION

               The compensation of officers of the Corporation shall be fixed by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the compensation of such other officers.

     4.11.     FIDELITY BONDS

               The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.   CAPITAL STOCK

     5.1. CERTIFICATES OF STOCK; UNCERTIFICATED SHARES

          The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of the Corporation by the Chairperson, President or any Vice President, and by the Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     5.2. LOST CERTIFICATES

          The Board of Directors, Chairperson, President or Secretary may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issuance of a new certificate, the board or any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as the board or such officer shall require and/or to give the Corporation a bond or indemnity, in such sum or on such terms and conditions as the board or such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

      5.3.  RECORD DATE

            5.3.1. ACTIONS BY STOCKHOLDERS

            In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty days nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

            In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Section 213(b) of the Delaware General Corporation Law. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

            5.3.2. PAYMENTS

            In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

      5.4.  STOCKHOLDERS OF RECORD

            The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware General Corporation Law.

6.    INDEMNIFICATION: INSURANCE

      6.1.  AUTHORIZATION OF INDEMNIFICATION

            Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the Delaware General Corporation Law, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment) and in the Certificate of Incorporation, against all expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith;

provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person (except for a suit or action pursuant to SECTION 6.2 hereof) only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Persons who are not directors or officers of the Corporation and are not so serving at the request of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The indemnification conferred in this SECTION 6.1 also shall include the right to be paid by the Corporation (and such successor) the expenses (including attorneys' fees) incurred in the defense of or other involvement in any such proceeding in advance of its final disposition; provided, however, that, if and to the extent the Delaware General Corporation Law requires, the payment of such expenses (including attorneys' fees) incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this SECTION
6.1 or otherwise; and provided further, that, such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board of Directors deems appropriate.

        6.2.    RIGHT OF CLAIMANT TO BRING ACTION AGAINST THE CORPORATION

                If a claim under SECTION 6.1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed or is otherwise not entitled to indemnification under SECTION 6.1, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (in the manner provided under the Delaware General Corporation Law) to have made a determination prior to or after the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law shall not be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. Unless otherwise specified in an agreement with the claimant, an actual determination by the Corporation (in the manner provided under the Delaware General Corporation Law) after the commencement of such action that the claimant has not met such applicable standard of conduct shall not be a defense to the action, but shall create a presumption that the claimant has not met the applicable standard of conduct.

        6.3.    NON-EXCLUSIVITY

                The rights to indemnification and advance payment of expenses provided by SECTION 6.1 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

        6.4.    SURVIVAL OF INDEMNIFICATION

                The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, SECTION 6.1 hereof shall, unless otherwise provided when authorized or ratified, continued as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person.

        6.5.    INSURANCE

                The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person's status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the Delaware General Corporation Law.

7.    GENERAL PROVISIONS

      7.1   INSPECTION OF BOOKS AND RECORDS

            Subject to any additional conditions or limitations set forth in the Stockholders' Agreement, any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

      7.2   DIVIDENDS

            The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Delaware.

      7.3   RESERVES

            The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

      7.4   EXECUTION OF INSTRUMENTS

            All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

      7.5   FISCAL YEAR

            The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

      7.6.  SEAL

            The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

            The foregoing Bylaws were adopted by the Board of Directors on ___________, 199__.

                                   EXHIBIT D

                                  BILL OF SALE

     THIS BILL OF SALE (the "BILL OF SALE") is executed and delivered effective this _______ day of _________ 199__, by Intracel Corporation, a Delaware corporation ("SELLER"), to Intracel Cancer Center of Pennsylvania, Inc., a Delaware corporation ("BUYER").

     WHEREAS, Seller and Buyer have entered into a Subscription Agreement, pursuant to which, among other things, Seller has agreed to contribute the assets described in Exhibit A attached hereto and incorporated by reference herein (the "ASSETS") in exchange for 1,900 shares of common stock par value $.01 per share (the "COMMON STOCK"), of Buyer; and

     WHEREAS, the parties hereto desire by this Bill of Sale for Seller to sell, assign, transfer and convey to Buyer the Assets in exchange for the shares of Common Stock to be issued to Seller pursuant to the Subscription Agreement.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Seller hereby grants, bargains, sells, delivers, transfers, sets over, assigns and conveys to Buyer and its successors and assigns, free and clear of any and all liens, claims or encumbrances of any kind, except for the security interest in the assets granted by Seller to Lehigh Valley Hospital and Health Network ("LEHIGH") pursuant to that certain Security Agreement of even date herewith, by and among Seller and Lehigh attached hereto as Exhibit B (the "SECURITY AGREEMENT"), in the Assets in exchange for a total of 1,900 shares of Common Stock. The parties agree that the Common Stock to be issued to Seller reflects the fair market value of the Assets.

     2. Seller, for itself and its successors and assigns, covenants to and agrees with Buyer to warrant and defend the sale, transfer, assignment, conveyance and delivery of the Assets unto Buyer and its successors and assigns, against all lawful claims and demands arising from Seller's ownership of the Assets prior to the date hereof.

          3. Seller hereby covenants to and agrees with Buyer that it will duly execute and deliver any other documents necessary to effect the transfer of the Assets.

          4. Buyer, for itself and its successor and assigns, covenants to and agrees with Seller, to take all actions necessary to allow Seller to comply with its obligations under the Security Agreement.

          5. All of the terms and provisions of this Bill of Sale shall be binding upon Seller and its respective successors and assigns, and shall inure to the benefit of Buyer and its successors and assigns.

          6. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Maryland, excluding choice of law rules.

          7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall be deemed one and the same instrument.

          IN WITNESS WHEREOF, Seller and Buyer have caused the due execution and delivery of this Bill of Sale as of the day and year first written above.



                                           INTRACEL CANCER CENTER OF
                                           PENNSYLVANIA, INC.

                                           By: __________________________

                                           Name: ________________________

                                           Title: _______________________


                                           INTRACEL CORPORATION

                                           By: __________________________

                                           Name: ________________________

                                           Title: _______________________

                                   EXHIBIT E






                  INTRACEL CANCER CENTER OF PENNSYLVANIA, INC.


                                  ____________


                            SUBSCRIPTION AGREEMENT

                                  ____________





                              _____________, 1998

                               TABLE OF CONTENTS



                                                                         Page
                                                                         ----
1.   SUBSCRIPTION FOR AND PURCHASE OF STOCK.............................   1

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBSCRIBER............   1

          2.1  Accredited Investor Status...............................   2

          2.2  Non-Registration of Shares...............................   2

          2.3  Purchase for Investment Only.............................   2

          2.4  Ability to Evaluate Investment and Bear Economic Risk....   2

          2.5  Familiarity with Business................................   3

          2.6  Restricted Securities; Rule 144..........................   3

          2.7  Legend on Shares.........................................   3

          2.8  Authorization; Enforceability............................   4

          2.9  Brokers and Finders......................................   4

3.   MISCELLANEOUS......................................................   4

                  INTRACEL CANCER CENTER OF PENNSYLVANIA, INC.

                             SUBSCRIPTION AGREEMENT


     THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT") is made and entered into as of _______________, 199__ by and between Intracel Cancer Center of Pennsylvania, Inc., a Delaware corporation (the "COMPANY"), and Lehigh Valley Hospital and Health Network, a Pennsylvania non-profit corporation (the "SUBSCRIBER").

     WHEREAS, Subscriber desires to subscribe for and purchase, and the Company desires to issue and sell, the shares of common stock of the Company, par value $.01 per share (the "COMMON STOCK"), described in Section 1 below, all upon the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   SUBSCRIPTION FOR AND PURCHASE OF STOCK

     Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to Subscriber, 100 shares of Common Stock (the "SHARES") at an aggregate purchase price equal to $36,842 (the "PURCHASE PRICE"). Simultaneously with the execution and delivery of this Agreement.

          (a) Subscriber shall deliver to the Company, against delivery of a certificate representing the Shares, payment of the Purchase Price in the form of a check payable to the order of the Company or in such other form as the Company may reasonably request; and

          (b) the Company shall deliver to Subscriber, against delivery of the Purchase Price, a duly issued stock certificate made out in Subscriber's name and representing the Shares.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBSCRIBER

     In order to induce the Company to enter into this Agreement, Subscriber makes the following representations, warranties and covenants, each of which is material to and is being relied upon by the Company.

     2.1   ACCREDITED INVESTOR STATUS

           Subscriber is an "accredited investor" as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the "SECURITIES ACT") as of the date of the purchase of the Shares.

     2.2   NON-REGISTRATION OF SHARES.

           Subscriber understands that the Shares to be purchased by the Subscriber under this Agreement have not been registered under the Securities Act, or any applicable state securities laws, in reliance upon exemptions contained in the Securities Act and applicable state securities laws and any applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such Shares are subsequently so registered or qualify for exemption from registration under the Securities Act and applicable state securities laws; that the certificates representing such Shares shall bear a legend substantially in the form set forth in Section 2.7 below; and that any transfer agent now or hereafter employed or utilized by the Company shall be instructed not to effect any transfer of the Shares without prior written authorization from the Company (or, if the Company serves as its own transfer agent, a notation shall be made in the Company's records indicating the transfer restrictions to which the Shares are subject), which authorization may not be unreasonably withheld or delayed.

     2.3   PURCHASE FOR INVESTMENT ONLY.

           The Shares are being acquired under this Agreement by Subscriber solely for its own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act; and the Shares will not be offered for sale, sold or otherwise transferred without either registration or exemption from registration under the Securities Act and applicable state securities laws.

     2.4   ABILITY TO EVALUATE INVESTMENT AND BEAR ECONOMIC RISK.

           Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares; and Subscriber understands and is able to bear any economic risks associated with such investment (including the necessity of holding the Shares for an indefinite period of time, inasmuch as the Shares have not been registered under the Securities Act and any applicable state securities laws).

     2.5   FAMILIARITY WITH BUSINESS.

           Subscriber is familiar with the business and financial affairs of the Company and has been given the opportunity to ask questions of, and receive answers from, the principal officers of the Company; and Subscriber has had further opportunity to obtain any additional information necessary or desirable to verify the accuracy of the foregoing information. In evaluating the suitability of an investment in the Shares, Subscriber confirms that it has not relied upon any representations or other information (whether oral or written) other than as set forth herein or in the documents furnished to it by the Company.

     2.6   RESTRICTED SECURITIES; RULE 144.

           Subscriber understands that the Shares will be considered "restricted securities" within the meaning of Rule 144 under the Securities Act; that Rule 144 may not be available to exempt from the registration requirements of the Securities Act the sale of such "restricted securities"; that if Rule 144 is available, sales may be made in reliance upon Rule 144 only in accordance with the terms and conditions of Rule 144, which among other things generally requires that the Shares be held for at least one year and that sales be made in limited amounts; and that, if an exemption for such sales by such Subscriber is not available, registration of the Shares may be required, but that the Company is under no obligation to register the Shares or to facilitate compliance or to comply with any exemption.

     2.7   LEGEND ON SHARES.

           The certificate representing the Shares to be sold to Subscriber pursuant to this Agreement shall bear a legend in substantially the following form:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS AND CANNOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS. THE OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES NOT TO SELL THE SECURITIES FOR A PERIOD OF 1 YR AFTER [THE DATE OF THE SECURITIES]

           THE TRANSFER, SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A

            STOCKHOLDERS' AGREEMENT, DATED AS OF ___________ __, 199_, AS AMENDED AND MODIFIED FROM TIME TO TIME, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS' AGREEMENT AND ANY AND ALL AMENDMENTS THERETO SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND IS ALSO AVAILABLE FOR INSPECTION AND EXAMINATION AT THE OFFICES OF THE COMPANY."

      2.8   AUTHORIZATION; ENFORCEABILITY.

            Subscriber has the capacity to execute and deliver this Agreement and, subject to fulfillment or waiver (to the extent legally permitted) of conditions precedent to such Subscriber's obligations hereunder, to carry out its obligations hereunder. This Agreement constitutes a valid and legally binding obligation of Subscriber enforceable in accordance with its terms, except (a) as such enforcement may be limited by bankruptcy, reorganization, insolvency, or other laws and court decisions relating to or affecting the enforcement of creditors' rights generally (including, but not limited to, statutory or other law regarding fraudulent transfers), and (b) as to the availability of specific performance or other equitable remedies or subject to principles of public policy.

      2.9   BROKERS AND FINDERS

            Subscriber confirms that it has not employed any broker or finder or incurred any liability for any brokerage fees, commissions, or finders' fees in connection with the transactions contemplated herein.

3.    MISCELLANEOUS

            No amendment or modification of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment or modification is sought. No delay or failure to exercise any right, power or remedy under this Agreement or enforcing any provision of this Agreement shall be construed as a waiver of such provision or a waiver of any default or acquiescence in such default or affect the right of the Company to enforce each and every provision of this Agreement in accordance with its terms. Any notice required to be given under this Agreement shall be in writing and shall be hand delivered (including delivery by courier), sent by Federal Express or by other recognized overnight delivery service, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or sent by facsimile transmission, to the parties at the addresses or facsimile numbers set forth below their respective signatures below. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof). This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be executed in counterparts.

                                 *  *  *  *  *

            IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be duly executed in its name and on it behalf, as of the date first written above.


                                    COMPANY:

                                    INTRACEL CANCER CENTER OF
                                    PENNSYLVANIA, INC.

                                    By:_____________________________

                                    Name:___________________________

                                    Title:__________________________

                                    Address:________________________

                                            ________________________

                                            ________________________

                                    Fax No._________________________


                                    SUBSCRIBER:

                                    LEHIGH VALLEY HOSPITAL AND HEALTH
                                    NETWORK

                                    By:_____________________________

                                    Name:___________________________

                                    Title:__________________________

                                    Address:________________________

                                            ________________________

                                            ________________________

                                    Fax No._________________________

EXHIBIT F

                  INTRACEL CANCER CENTER OF PENNSYLVANIA, INC.

                             STOCKHOLDERS' AGREEMENT

                THIS STOCKHOLDERS' AGREEMENT (this "Agreement") is entered into as of ____________ ___, 19__ by and between Intracel Cancer Center of Pennsylvania, inc., a Delaware corporation (the "Corporation"), and the stockholders of the Corporation as listed on Exhibit A attached hereto (the stockholders listed on Exhibit A are hereinafter referred to collectively as "Stockholders" and individually as a "Stockholder").

                WHEREAS, the Stockholders have formed a Delaware corporation known as "Intracel Cancer Center of Pennsylvania, Inc." to own and operate a center to manufacture OncoVaxcl(r) and other oncological products as agreed to by the Stockholders and to provide such products to cancer patients;

                WHEREAS, the Stockholders have purchased and are the holders of record of the shares of capital stock of the Corporation set forth opposite their name on Exhibit A hereto; and

                WHEREAS, the Stockholders desire to set forth in this Agreement
(i) the terms and conditions upon which they would capitalize the Corporation and manage its business and affairs and (ii) restrictions on the issuance and transfer of capital stock of the Corporation.

                NOW THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


1.      PURPOSES AND SCOPE

                The Corporation has been organized for, among other lawful purposes, the purpose of owning and operating a center known as the "OncoVax Center" which shall manufacture OncoVaxCL(R) and other oncological products as agreed to by the Stockholders and provide such products to cancer patients.

2.      CAPITALIZATION


        2.1.    CAPITAL STRUCTURE.

                As stated in the Certificate of Incorporation of the Corporation, the Corporation initially shall have authorized capital stock consisting of Three Thousand (3,000) shares of common stock, par value $.01 per share (the "Common Stock").


        2.2.    INITIAL SUBSCRIPTIONS FOR STOCK.

                Intracel Corporation ("Intracel") and Lehigh Valley Hospital and Health Network ("Lehigh") have each purchased the number of shares of Common Stock set forth below under the terms of a Joint Venture Agreement dated as of December 11, 1998 (the "Joint Venture Agreement") and pursuant to Subscription Agreements each dated as of _________ ___, 1998.

                                 Number of              Purchase
Stockholder                      Shares Purchased       Price
-----------                      ----------------       -----
Intracel Corporation                 1,900              $700,000

Lehigh Valley Hospital                 100              $ 36,843
and Health Network



        2.3.    ADDITIONAL CONTRIBUTIONS TO CAPITAL.

                2.3(a) Capital Contributions. The Stockholders shall have no obligation to make additional contributions to the capital of the Corporation except at such times, and in such amounts, as may be set forth in the Initial Funding Schedule attached hereto as Exhibit C, as amended from time to time, and as otherwise may be agreed upon by a Supermajority Vote (as defined in Section 10 below) of the Board of Directors and the Stockholders in accordance with
Section 4 below.

                2.3(b) Loans and Advances. The Stockholders may make loans or other advances to the Corporation in such amounts and at such rates of interest, if any, as may be agreed upon by a Supermajority Vote of the Board of Directors; provided, however, that the Stockholders need not obtain a Supermajority Vote approval from the Board Director's for loans made to the Corporation on commercially reasonable terms comparable to terms available to the Corporation from commercial lending sources. Any such loans or advances shall be a debt of the

Corporation to the lending Stockholders and shall not be regarded as contributions to the capital of the Corporation.


        2.4.    LEGEND.

                Each certificate representing shares of Capital Stock (as defined in Section 9 below) shall bear a legend in substantially the following form as consistent with the terms of this Agreement and applicable law:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS AND CANNOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS. THE OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES NOT TO SELL THE SECURITIES FOR A PERIOD OF 1 YR AFTER [THE DATE OF THE SECURITIES]

                THE TRANSFER, SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT, DATED AS OF _________ __, 199_, AS AMENDED AND MODIFIED FROM TIME TO TIME, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS' AGREEMENT AND ANY AND ALL AMENDMENTS THERETO SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND IS ALSO AVAILABLE FOR INSPECTION AND EXAMINATION AT THE OFFICES OF THE COMPANY.

3.      CORPORATE GOVERNANCE; EXCLUSIVITY


        3.1.    BOARD OF DIRECTORS.

                3.1(a) Composition of Board of Directors. The Board of Directors shall be composed of directors designated by the Stockholders as more specifically set forth in Exhibit B.

                3.1(b) Stockholder Covenants. The Corporation and each Stockholder (for so long as such Stockholder owns any Capital Stock) shall take or cause to be taken all such actions within their respective power and authority as may be required to:

                (i) establish and maintain the authorized size of the Board of Directors of the Corporation at the number of directors set forth in Exhibit B attached hereto;

                (ii) maintain the quorum requirements for actions of the Board of Directors at the number of directors set forth in Exhibit B attached hereto;

                (iii) maintain the voting requirements for actions of the Board of Directors at a majority of directors present at a meeting at which there is a quorum, except with respect to (A) such matters as the Certificate of Incorporation, the Bylaws, or applicable provisions of the Delaware General Corporation Law impose a greater voting requirement or (B) such matters as require action by a Supermajority Vote of the Board of Directors in accordance with Section 3.2;

                (iv) cause to be elected to the Board of Directors the directors designated by the Stockholders (the "Designated Directors") as set forth in Exhibit B hereto or as otherwise instructed in writing by the Stockholder entitled to designate a director pursuant to this Agreement;

                (v) remove forthwith any director when (and only when) such removal is requested in writing for any reason, with or without cause, by the Stockholder that designated such director; and

                (vi) in the case of a vacancy caused by the death, resignation or removal (as herein provided) of any director, to elect a director designated by the Stockholder entitled to fill the vacant director position.


        3.2.    ACTIONS REQUIRING A SUPERMAJORITY VOTE OF BOARD OF DIRECTORS.

                In addition to any vote required by law, the Certificate of Incorporation, or the Bylaws of the Corporation, a Supermajority Vote (as defined in Section 9 below and Exhibit B hereto) of the Board of Directors shall be required for the Corporation to:

                (a) Materially change the Corporation's principal business of manufacturing OncoVaxCL(R) and other oncological products and providing such products to cancer patients;

                (b) Change or modify the authorized size of the Board of Directors of the Corporation as set forth in Exhibit B attached hereto;

                (c) Enter into or materially amend any contract between the Corporation and any of its Affiliates (including the Stockholders and their respective Affiliates);

                (d) Require any Stockholder to make any additional capital contribution in excess of the consideration paid or payable for Capital Stock purchased by such Stockholders and any amounts set forth in the Funding Schedule attached hereto as Exhibit C;

                (e) Adopt the Corporation's (i) business plan and any amendments thereto or (ii) annual budget and plan and any material revisions thereto or deviation therefrom;

                (f) Incur indebtedness from any Stockholder, except as provided in Section 2.3(b) above; or

                (g) Incur or assume any other indebtedness in a single transaction or in the aggregate in excess of $250,000.


        3.3.    SPECIAL APPROVAL RIGHT.

                Notwithstanding any provision herein to the contrary, any proposed action or transaction of the Corporation which Lehigh determines, in its reasonable discretion, is reasonably likely to (i) have an adverse effect on Lehigh's qualification as a tax-exempt charity or (ii) result in the receipt by Lehigh of a material amount of "unrelated business taxable income" for federal income tax purposes, must be approved by Lehigh in advance. Lehigh hereby acknowledges and agrees that the execution, delivery and the terms of this Agreement and that certain Joint Venture Agreement dated as of December 11, 1998, by and between Lehigh and Intracel (the "Joint Venture Agreement"), as well as each of the exhibits to the Joint Venture

Agreement have already been approved by Lehigh prior to the execution and delivery of this Agreement, and that the terms of this Section 3.3 do not apply to the execution, delivery and performance of this Agreement, the Joint Venture Agreement, and the exhibits to the Joint Venture Agreement.


        3.4.    DIVIDENDS.

                Dividends, if any, shall be payable only in the manner and to the extent permitted by law and in the sole and absolute discretion of the Board of Directors of the Corporation. Any distribution of dividends to Stockholders shall be made in proportion to their relative ownership interests in the Corporation.


        3.5. OPERATIONS AS INDEPENDENT COMPANIES; INTERESTED DIRECTOR TRANSACTIONS.

                3.5(a) Independent Companies. The business and financial affairs of the Corporation shall be conducted in a manner consistent with the operation of a separate and distinct corporation independent of its corporate Stockholders. Nothing in this Agreement shall be construed so as to constitute the Stockholders as partners or as agents of each other, or in any other manner other than as separate and distinct corporations. Each Stockholder shall compensate and reimburse the Corporation for the fair market value of any goods or services received from the Corporation. The Corporation shall reimburse and compensate each Stockholder for the fair market value of goods and services provided by the Stockholder to the Corporation; provided, however, that no Stockholder shall be entitled to such reimbursement or compensation unless such reimbursement or compensation or the agreement under which such reimbursement or compensation is to be paid or provided has been approved by the Board of Directors of the Corporation.

                3.5(b) Interested Director Transactions. In addition to any requirements set forth in the Certificate of Incorporation, the Bylaws, or this Agreement, any transaction between the Corporation and any director of the Corporation or between the Corporation and any other corporation, firm, or entity of which a director of the Corporation (the "Interested Director") is the designee on the Board of Directors as contemplated in Section 3.1(a) above or of which he/she is a director or in which he/she has a material financial interest, shall be subject to the following:

                (i) the Interested Director(s) must disclose his/her/their common directorship or material financial interest to the Board of Directors; and

                (ii) the transaction must be approved by the affirmative vote of a majority, or by a Supermajority Vote if required by
                        Section 3.2, of the directors other than the Interested Director(s) (the "Disinterested Directors"). For purposes of this Section 3.5(b), a Supermajority Vote of the Disinterested Directors shall mean the affirmative vote of at least 80% of the Disinterested Directors rounded up to the nearest whole number.


        3.6.    BOOKS AND RECORDS; AUDIT.

                Financial and all other books and records of the Corporation shall be maintained at the principal office of the Corporation. In addition to any right provided by law (including the Delaware General Corporation Law), each Stockholder, upon reasonable notice and during normal business hours, shall have the right to inspect the financial and all other records of the Corporation and to make copies thereof; provided, however, that such access shall be subject to the confidentiality and non-disclosure obligations in Section 10.4 below and, notwithstanding any other provision herein, no Stockholder shall have access to competitive information relating to any other Stockholder or any entity affiliated therewith. Following the close of the fiscal year of the Corporation, the financial books and records of the Corporation shall be audited by an independent accounting firm selected and approved by the Board of Directors of the Corporation. The financial statements examined by the Corporation's independent auditors shall be final and binding upon all Stockholders.


        3.7.    FISCAL YEAR.

                The Corporation shall conduct its financial affairs and shall prepare federal and state tax returns on the basis of a fiscal year ending June 30, unless otherwise required by law.


4.      RESTRICTIONS ON TRANSFER OF SHARES


        4.1.    TRANSFER SUBJECT TO RIGHTS OF CORPORATION AND STOCKHOLDERS.

                Except as set forth in Section 4.9 below, no Stockholder shall directly or indirectly transfer any Capital Stock to any person or entity without the written consent of all of the other Stockholders (such parties, together with the Corporation, hereinafter referred to individually as an "Offeree" and collectively as the "Offerees"), unless the party desiring to make such transfer (the "Transferor") shall have first made the Offer required by this Section 4, and such Offer shall not have been accepted as provided in this
Section 4. Any purported transfer contrary to the terms of this Section 4 shall be null and void and of no force and effect.

        4.2.    TRANSFER.

                The term "transfer" as used in this Section 4 shall include a sale, gift, mortgage, pledge, exchange, assignment, or other disposition, whether or not for value, including a disposition under judicial order, legal process, execution, attachment, or enforcement of an encumbrance, whether resulting from bankruptcy, dissolution, insolvency, or otherwise but shall not include a Change of Control (as defined in Section 9 below) of any Stockholder or a pledge or mortgage in connection with a Stockholder financing where the mortgagee or pledgee may not exercise voting or other rights associated with the Capital Stock.


        4.3.    OFFER.

                Except as provided in Section 4.9, the Transferor shall, prior to transferring any or all of its Capital Stock, make to the Corporation and the other Offerees an offer in writing to sell the Capital Stock proposed to be transferred by the Transferor (the "Offer"). Attached to the Offer, which shall be sent to the Corporation, shall be a statement of intention to transfer, and the specific terms and conditions of the proposed transfer, including, but not limited to, (i) the names and addresses of not more than five person(s) or entity(ies) that the Transferor in good faith believes to be bona fide prospective transferees, (ii) the number of shares of Capital Stock involved in the proposed transfer, (iii) all of the terms of such transfer (which must include a cash price unless a bona fide offer has been made to the Transferor which consists partly or wholly of consideration other than cash), including the terms and conditions of any bona fide offer made to the Transferor and a copy of any such offer which is in writing, and (iv) the address of the Transferor to which notice or acceptance of the Offer is to be sent. The Corporation reserves the right to make reasonable requests for information regarding any proposed transferee identified by the Transferor and the First Offer Period described in
Section 4.4(a) below shall not begin until such information has been received by the Corporation and the Corporation has made a good faith determination that the transferee(s) are reasonably qualified to comply with the covenants and agreements contained in this Agreement; provided, that the Transferor may require the Corporation to maintain the identity of the proposed transferee and all such information confidential.


        4.4.    ACCEPTANCE.

                (a) First Offer Period. Within 30 days after the Corporation's receipt of the Offer (the "First Offer Period"), the Corporation shall notify the Transferor whether or not it desires to purchase any of the Capital Stock offered and how many of the shares of

                Capital Stock it desires to purchase. If a purchase by the Corporation of all of the shares of Capital Stock offered is intended, the notice shall fix a closing date not more than 30 days after the expiration of the First Offer Period.

                (b) Second Offer Period. Should the Corporation determine to purchase all of the shares of Capital Stock offered, it shall promptly notify the other Offerees that it has made such determination. Should the Corporation determine to purchase none or less than all of the shares of Capital Stock offered, it shall promptly communicate the Offer for the remaining shares of Capital Stock to the other Offerees, which shall have 20 days from the date of receipt of such notice (the "Second Offer Period") within which to notify the Corporation whether or not they intend to purchase any of the shares of Capital Stock offered and how many of the shares of Capital Stock they desire to purchase. The Corporation shall in turn promptly notify the Transferor of any intended purchases by the other Offerees.

                (c) Closing. The closing date of any such purchases hereunder by such Offerees shall be no later than 30 days after the expiration of the Second Offer Period. Any shares of Capital Stock purchased by the participating Offerees (other than the Corporation) shall be purchased in proportion to their holdings, or in such other proportions as they may agree. The phrase "in proportion to their holdings" as used in this Section 4.4 shall mean in the proportion which the combined voting power of the shares of Capital Stock held by each Offeree bears to the aggregate voting power of the shares of Capital Stock held by all the participating Offerees (other than the Corporation) at the time when the formula is being applied; provided, however, that any shares of Capital Stock which any Offeree has a right to purchase under this Section 4.4 but declines to purchase may be purchased by the remaining Offerees (if purchased in the manner and within the time periods prescribed herein).

                (d) Assignment of Rights. The Corporation or any other Offeree may assign its rights to purchase Capital Stock pursuant to any Offer made hereunder to (i) any stockholder of such Offeree,
                (ii) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Corporation or such other Offeree or any Subsidiary or Affiliate, or (iii) any Affiliate of the Corporation or such Offeree. The Corporation or any other Offeree shall give reasonable written notice to the Transferor and all other Offerees of any assignment of its rights as permitted hereunder.

        4.5.    SPECIFIED MINIMUM PURCHASE.

                Notwithstanding the foregoing, if the Transferor has received a bona fide written offer from a prospective purchaser of its shares of Capital Stock, but a condition of such offer is that such prospective purchaser will not purchase less than the total, or a specified minimum, number of shares of Capital Stock owned by the Transferor at the time of the bona fide written offer, then in order to exercise the foregoing rights of first refusal the Corporation and the other Offerees must purchase, in the aggregate, either (i) all of the shares of Capital Stock offered by the Transferor, or (ii) no less than that number of shares of Capital Stock which, when deducted from the total number of shares of Capital Stock being offered by the Transferor, results in the minimum number of shares of Capital Stock specified in the bona fide written offer from such prospective purchaser remaining available for sale by the Transferor to such prospective purchaser. Otherwise, the Offer shall be deemed to have been completely rejected by the Corporation and the other Offerees.


        4.6.    PURCHASE PRICE.

                The purchase price for each share of Capital Stock purchased from the Transferor by the Corporation or the other Offerees shall be (i) the same as, and on the same terms and conditions as, specified in the bona fide offer received by the Transferor from a prospective transferee of some or all of its Capital Stock, if such an offer has been received by the Transferor, or (ii) the price in cash specified by the Transferor in the Offer. The purchase price shall be payable in cash. In the event that a bona fide offer to purchase Capital Stock received by the Transferor specifies the payment of consideration other than cash, the purchase price for purposes of this Section 4.6 shall be the cash equivalent of such consideration, determined on a per share basis by the Board of Directors of the Corporation in good faith.


        4.7.    RELEASE OF TRANSFEROR FROM RESTRICTIONS.

                If the Corporation and the other Offerees shall fail to purchase all of the Capital Stock offered by the Transferor pursuant to the terms of this
Section 4, the Transferor shall be free for a period of 90 days to sell the offered but unsold shares of Capital Stock to (i) the prospective transferee who has made a bona fide offer to the Transferor, for the price and on the terms of such offer, or (ii) one or more of the prospective transferees identified in the Offer, if the Transferor has not received a bona fide offer from a prospective transferee, for a price and on terms no more favorable to such transferee(s) than were available to the Corporation and the other Offerees under the Offer. Any such sale also shall be subject to the other provisions of this Section 4, including Section 4.10 below. If the offered but unsold shares of Capital Stock are not so sold by the Transferor within the specified 90-day period, all of the Transferor's rights with respect to transfer of the Capital Stock without again complying with the restrictions contained in this Section 4 shall terminate.


        4.8.    TERMINATION OF RIGHTS AND OBLIGATIONS.

                The rights and obligations of the parties under this Section 4 shall irrevocably terminate on the occurrence of any of the following events:
(i) the voluntary or involuntary dissolution of the Corporation; (ii) the receipt by the Corporation from the SEC of an order of effectiveness as to any registration statement relating to an Initial Public Offering (as defined in Section 9 below) that is subsequently consummated; (iii) the termination of this Agreement pursuant to Section 7.2 below; or (iv) an acquisition, consolidation, or merger of the Corporation into or with another corporation that results in the Stockholders owning publicly-traded securities.


        4.9.    TRANSFERS TO AFFILIATE.

                Each Stockholder may transfer some or all of its shares of Capital Stock to an Affiliate (as defined in Section 9 below) thereof without such transfer being subject to Sections 4.3-4.7 above. Prompt written notice of any such transfer shall be delivered to the Corporation and the other Stockholder(s). From and after any such transfer, the Affiliate to which such shares are transferred shall enjoy the respective rights of the transferring Stockholder, and be subject to the respective restrictions imposed on such Stockholder under this Agreement but the transferring Stockholder shall not be relieved of any of its obligations hereunder and shall remain a party for all purposes hereof.


        4.10.   AGREEMENTS BINDING UPON TRANSFEREES.

                In the event that, at any time or from time to time, any shares of Capital Stock are transferred in compliance with the terms of this Agreement to any party, other than the Corporation, the transferee shall take such shares of Capital Stock pursuant to all provisions, conditions, and covenants of this Agreement, and, to the extent applicable, the Joint Venture Agreement and the exhibits thereto, and, as a condition precedent to the transfer of such shares of Capital Stock, the transferee shall agree in writing to be bound by all provisions of this Agreement and all other applicable agreements by executing and delivering a counterpart of this Agreement and all other applicable agreements whereupon such transferee shall become a party hereto and thereto. In the event that there shall be any transfer to any person or entity pursuant to any provision of this Agreement and in compliance with the terms of this Agreement all references herein to the Stockholders or to a Stockholder shall be deemed to include such transferee, and the provisions of this Agreement shall thereafter be binding upon such transferee.

        4.11.   STOCK TRANSFER RECORD.

                The Corporation shall keep a stock transfer book in which shall be recorded the name and address of each Stockholder of the Corporation. No transfer or issuance of any shares of Capital Stock shall be effective or valid unless and until recorded in the stock transfer book. The Corporation shall not record any transfer or issuance of shares of Capital Stock in the stock transfer book unless the transfer or issuance is in strict compliance with all provisions of this Agreement. Each Stockholder agrees that, in the event such Stockholder desires to make a transfer within the provisions hereof, such Stockholder shall furnish to the Corporation such evidence of compliance with this Agreement as may be reasonably be required by the Board of Directors of the Corporation.


5.      PARTICIPATION IN CERTAIN ACQUISITION OFFERS


        5.1.    OBLIGATION TO OFFER.

                In the event any Stockholder or Stockholders receive a bona fide offer or related series of offers from any person (the "Control Offeror") to purchase from such Stockholder(s) not less than 50%, by voting power, of the then outstanding Capital Stock (a "Majority Interest") or to purchase from such Stockholder(s) that number of shares of stock which, when added to the number of shares of stock at the time already owned, directly or indirectly, by the Control Offeror and its Affiliates constitutes a Majority Interest (a "Control Offer"), such Stockholder(s) shall promptly forward a copy of such Control Offer to the Corporation and the other Stockholders. The Stockholder(s) to whom the Control Offer has been made shall not sell any such Capital Stock to the Control Offeror unless (a) the Control Offer is extended to the other Stockholders and
(b) if the Control Offer, as extended, relates to less than all of the Capital Stock owned by the other Stockholders, each Stockholder shall be entitled to sell to the Control Offeror pursuant to the Control Offer, and the Control Offeror shall agree to purchase from each Stockholder, a proportionate share of the aggregate number of shares of Capital Stock as to which the Control Offer relates. For the purposes of this Section 5.1, a Stockholder's proportionate share of Capital Stock shall be the product of (i) the number of shares of Capital Stock to which such Control Offer relates times (ii) the ratio that the number of shares of Capital Stock owned by such Stockholder bears to the number of shares of Capital Stock owned by all Stockholders electing to sell to the Control Offeror. Notwithstanding anything contained in this Section 5.1, no Stockholder shall sell any Capital Stock to a Control Offeror unless and until the provisions of
Section 4 hereof have been complied with.


        5.2.    OBLIGATION TO SELL.

                In the event that the Corporation has received a proposal for any merger, sale of a significant portion of the Corporation's assets, recapitalization, sale of more than a majority by voting power of all of the Capital Stock, or other extraordinary transaction (an "Acquisition Offer"), or any Stockholder has received a Control Offer, and (a) the Board of Directors of the Corporation has recommended by at least a Supermajority Vote such Acquisition Offer or Control Offer to the Stockholders or (b) Stockholders owning more than 80% by voting power of the Capital Stock have notified the Stockholders in writing that such Stockholders are in favor of such Acquisition Offer or Control Offer, each Stockholder agrees that such Stockholder shall (i) vote any shares of Capital Stock of the Corporation having the right to vote held by such Stockholder (or as to which such Stockholder has voting power) in favor of the consummation of transactions contemplated by such Acquisition Offer or Control Offer at any meeting of Stockholders at which such transactions are considered, (ii) tender all shares of Capital Stock held by such Stockholder or as to which such Stockholder has power of disposition which are the subject of such Acquisition Offer or Control Offer in accordance with the terms of the Acquisition Offer or Control Offer, and (iii) take all other actions required in order to fully effect the transactions contemplated by such Acquisition Offer or Control Offer.


6.      SPECIFIC PERFORMANCE

                The parties hereto agree that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure by any other party to perform any and all of their obligations under this Agreement. Accordingly, in addition to any other remedies which such party may have at law or in equity, the parties agree that each such party shall have the right to have all obligations, undertakings, agreements, covenants, and other provisions of this Agreement specifically performed, and that each such party shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States or of any state or political subdivisions thereof. An action for specific performance under this Section 6 shall not be subject to arbitration under Section 8 unless all parties mutually agree in writing.


7.      TERM; TERMINATION


        7.1.    TERM OF AGREEMENT.

                This Agreement shall be effective as of the date first above written and shall continue in effect until terminated in accordance with the provisions of Section 7.2 below.

        7.2.    TERMINATION.

                This Agreement shall terminate upon the first to occur of the following events:

                (a) the mutual written agreement of all of the Stockholders;

                (b) the dissolution and liquidation of the Corporation; or

                (c) the consummation of a merger or consolidation as a result of which the Corporation does not survive.


        7.3.    RETURN OF PROPRIETARY INFORMATION.

                Upon the termination of this Agreement, each Stockholder shall return to the other Stockholders or the Corporation any and all proprietary and confidential information provided by such other Stockholders or the Corporation.


8.      ARBITRATION


        Unless otherwise provided in this Agreement, any controversy or claim arising out of or relating to this Agreement or any breach of any provision of this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in force. The parties agree to abide by all awards rendered in such arbitration proceedings, and all such awards may be filed by the prevailing party with a court of competent jurisdiction, as a basis for judgment and the issuance of execution thereon.


9.      DEFINITIONS

        "Acquisition Offer" shall have the meaning set forth in Section 5.2.

        "Affiliate" means, as to any party hereto, any corporation or other entity which, directly or indirectly, through one or more intermediaries, controls (i.e., possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract, or otherwise), is controlled by, or is under common control with such party.

        "Agreement" means this Stockholders' Agreement.

        "best efforts" means, as to a party hereto, an undertaking by such party to perform or satisfy an obligation or duty or otherwise act in a manner reasonably calculated to obtain the intended result by action or expenditure not disproportionate or unduly burdensome in the circumstances, which means, among other things, that such party shall not be required to (i) expend substantial funds other than for payment of the reasonable and customary costs and expenses of employees, counsel, consultants, representatives, or agents of such party in connection with the performance or satisfaction of such obligation or duty or other action or (ii) institute litigation or arbitration as a part of its best efforts.

        "Capital Stock" means any share of any class or series of capital stock or other equity securities of the Corporation or any right or option to acquire any share of capital stock or other equity securities of the Corporation and shall include the Common Stock.

        "Change of Control" means with respect to an entity (a) a transfer of all or substantially all of the assets of such entity, (b) a transfer of equity interest in such entity after which the acquirer holds more than 50% of the voting power of all equity interests in such entity, (c) the merger, consolidation, or other reorganization of such entity with or into another entity, or (d) a change in the composition of the governing body of such entity, other than in the ordinary course, which results in the replacement of more than 50% of the membership of such governing body, as a result of one transaction or a series of transactions.

        "Common Stock" means the common stock of the Corporation, par value $.01 per share.

        "Control Offer" shall have the meaning set forth in Section 5.1 above.

        "Control Offeror" shall have the meaning set forth in Section 5.1 above.

        "Corporation" means Intracel Cancer Center of Pennsylvania, Inc., a Delaware corporation.

        "First Offer Period" shall have the meaning set forth in Section 4.4.

        "Founding Stockholder" shall mean either Intracel Corporation or Lehigh Valley Hospital and Health Network.

        "Initial Public Offering" means the first public sale of Capital Stock pursuant to a registration statement filed under the Securities Act.

        "Joint Venture Agreement" means that certain Joint Venture Agreement dated as of December 11, 1998, by and between Intracel and Lehigh.

        "Majority Interest" shall have the meaning set forth in Section 5.1 above.

        "Offer" shall have the meaning set forth in Section 4.3.

        "Offeree" shall have the meaning set forth in Section 4.1.

        "Second Offer Period" shall have the meaning set forth in Section 4.4.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Stockholder" means Intracel Corporation and Lehigh Valley Hospital and Health Network, any other Stockholder listed on Exhibit A or any successor, assign or transferee thereof as permitted hereunder.

        "Subsidiary" means, with respect to any party hereto, any corporation or other entity of which such party has an equity or other ownership interest that represents a majority of the voting power of all equity and other ownership interests in such corporation or other entity.

        "Supermajority Vote" means, a vote of at least the number of directors as set forth in Exhibit B hereto, provided that the vote of such directors must include at least one director designated by each of the Founding Stockholders.

        "Transfer" shall have the meaning set forth in Section 4.2.

        "Transferor" shall have the meaning set forth in Section 4.1.


29.     MISCELLANEOUS


        10.1.   FURTHER ASSURANCES.

                The parties hereby agree to take whatever further actions or to execute and deliver whatever further documents or instruments or make whatever further filings as may be reasonably necessary or desirable to effectuate the express provisions or the intent of this Agreement.


        10.2.   CONFLICT AMONG CORPORATION DOCUMENTS.

                In the event of a conflict between this Stockholders' Agreement, the Certificate of Incorporation or the Bylaws of the Corporation, such conflict shall be resolved with reference to the documents in the following order: first, by reference to the Certificate of Incorporation of the Corporation; second, by reference to the Bylaws of the Corporation; and finally, with reference to this Agreement.


        10.3.   ASSIGNMENT; BINDING EFFECT.

                Except as provided in Section 4, this Agreement, and the rights and obligations of the parties created hereunder, shall not be assigned or delegated by any Stockholder or the Corporation without the prior written consent of all parties and any purported or attempted assignment or delegation without such consent shall be void and without effect. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, administrators, and/or personal representatives.


        10.4.   CONFIDENTIAL AND PROPRIETARY INFORMATION.

                Each Stockholder agrees that it shall not, without the prior written consent of the Corporation, directly or indirectly disclose to anyone other than the Corporation or the other Stockholders any non-public information regarding the Corporation and its operations, this Agreement, or the transactions contemplated hereby or regarding the other Stockholders except to the extent such disclosure is required by law or legal process. Subject to the terms of any confidentiality, nondisclosure, or similar agreement between or among the Stockholders and/or the Corporation, information received by any Stockholder from the other Stockholders in connection with the transactions contemplated hereby will be treated by the recipient as proprietary and confidential and will be made available only to those within its organization who have a "need to know" in connection with the matters contemplated hereby, to such recipient's attorneys, accountants, and other professional advisors who are bound by applicable professional rules to maintain the confidentiality of such information, and as may be required by applicable law or regulations or as may be requested by any regulatory authority to which any Stockholder or the Corporation is subject; provided, however, the foregoing restrictions with respect to information furnished to one party by the other shall not apply to any such information which the receiving party demonstrates
(a) is on the date hereof, or hereafter becomes, generally available to the public without restriction and other than as a result of a disclosure, directly or indirectly, by the receiving party in violation of any confidentiality agreement or other nondisclosure obligation relating to such information or (b) was available or becomes available to the receiving party on a confidential or nonconfidential basis from a source other than the other party hereto, which source was not itself bound by a confidentiality agreement with such other party and did not receive such information, directly or indirectly, from a person or entity so bound.


        10.5.   GOVERNING LAW.

                This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).


        10.6.   SEVERABILITY.

                In the event that a court of competent jurisdiction holds that a particular provision or requirement of this Agreement is in violation of any applicable law, each such provision or requirement shall be enforced only to the extent it is not in violation of such law or is not otherwise unenforceable and all other provisions and requirements of this Agreement shall remain in full force and effect.


        10.7.   EXPENSES; ATTORNEYS' FEES.

                The parties shall pay their own respective expenses (including, without limitation, the fees, disbursements and expenses of their attorneys, accountants, actuaries, and financial and other advisors) in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby. If any party is required to institute legal action or arbitration against another party to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover costs of litigation, including, but without limitation, reasonable attorneys' fees.

        10.8.   AMENDMENT.

                This Agreement shall not be modified or amended except by an instrument in writing executed by all of the Stockholders. All such instruments shall be serially numbered and dated, whereupon they shall become an integral part of, or construed together with, this Agreement. Notwithstanding the foregoing, the Corporation shall have the authority to amend Exhibit A and/or Exhibit B to reflect a designation of directors received from one or more Stockholders in accordance with Section 3.1 above, without the need for any Stockholder to execute such amended Exhibit A and/or Exhibit B. The Corporation shall forthwith provide copies of any such counterpart or amended Exhibit A and/or Exhibit B to each Stockholder.


        10.9.   WAIVER.

                No delay or failure on the part of any party hereto in exercising any right, power, or privilege under this Agreement or any other instruments executed and delivered in connection with or pursuant to this Agreement, shall impair any such right, power, or privilege or be construed as a waiver of any default hereunder or any acquiescence therein. No single or partial exercise of any such right, power, or privilege shall preclude the further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.


        10.10.  NOTICE.

                All notices, demands, requests or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered (including delivery by courier), sent by Federal Express or by other recognized overnight delivery service, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or sent by telegram, telex, or facsimile transmission, addressed as follows:

if to the Corporation:

                      Intracel Cancer Center of
                      Pennsylvania, Inc.

                      ---------------------------------------------

                      ---------------------------------------------

                      Attn:
                           ----------------------------------------
                      Facsimile:  (   )
                                       ----------------------------

                      with a copy (which shall not constitute notice) to:


if to Intracel:

                             Intracel Corporation
                             1330 Piccard Drive
                             Rockville, Maryland  20850
                             Attn:  Daniel S. Reale
                             Facsimile:  (301) 296-0082

                      with a copy (which shall not constitute notice) to:

                             Hogan & Hartson L.L.P.
                             555 13th Street, N. W.
                             Washington, D.C.  20004-1004
                             Attn:  Donna A. Boswell, Esq.
                             Facsimile:  (202) 637-5910
if to Lehigh:

                             Lehigh Valley Hospital and Health Network
                             Cedar Crest & I-78
                             P.O. Box 689
                             Allentown, Pennsylvania  18105-1556
                             Attn:  Louis L.  Leibhaber
                             Facsimile:  (610) 402-7253

                      with a copy (which shall not constitute notice) to:

                             Tallman, Hudders & Sorrentino
                             The Paragon Centre
                             1611 Pond Road, Suite 300
                             Allentown, Pennsylvania  18104-2256
                             Attn:  Matthew R. Sorrentino, Esq.
                             Facsimile:  (610) 391-1800

if to other Stockholders, to the address set forth on Exhibit A:

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication which shall be mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, or received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telex or facsimile) the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


        10.11.  BENEFIT OF THIS AGREEMENT.

                It is the explicit intention of the parties hereto that no person or entity other than a party hereto (including the Corporation) is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

        10.12.  SURVIVAL.

                Neither expiration nor termination of this Agreement shall terminate those obligations and rights of the parties pursuant to provisions of this Agreement which by their express terms are intended to survive and such provisions shall survive the expiration or termination of this Agreement.


        10.13.  COMPLETE AGREEMENT.

                This Agreement, together with the Exhibits and Schedules hereto, sets forth the entire agreement of the parties hereto with respect to its subject matter and any and all prior agreements, whether oral or written, between or among the parties hereto and relating to the subject matter hereof are superseded hereby.


        10.14.  EXECUTION IN COUNTERPARTS.

                This Agreement may be executed in counterparts, each of which shall constitute an original hereof for all purposes.

                IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be duly executed in its name and on its behalf, as of the date first written above.

                                       INTRACEL CANCER CENTER
                                       OF PENNSYLVANIA, INC.



                                       By:___________________________________
                                       Name:________________________________
                                       Title:_________________________________



                                       INTRACEL CORPORATION


                                       By:___________________________________
                                       Name:________________________________
                                       Title:_________________________________


                                       LEHIGH VALLEY HOSPITAL AND HEALTH NETWORK


                                       By:___________________________________
                                       Name:________________________________
                                       Title:_________________________________

                                    EXHIBIT G

                           FINAL ONCOVAX CENTER LEASE


               THIS FINAL ONCOVAX CENTER LEASE (this "LEASE"), is entered into as of ________ __, 1998 by and between LEHIGH VALLEY HOSPITAL AND HEALTH NETWORK, a Pennsylvania non-profit corporation ("LANDLORD"), having its principal office at Cedar Crest & I-78, Allentown, PA and INTRACEL CANCER CENTER OF PENNSYLVANIA, INC., a Delaware corporation ("TENANT"), having its principal office at ________________________________.

                              W I T N E S S E T H:

1. LEASED PREMISES; FIXTURES AND EQUIPMENT; COMMON AREAS

               Landlord does hereby grant, demise and lease unto Tenant, and Tenant does hereby lease and take from Landlord, for the Term (as defined below) and upon the terms and conditions set forth in this Lease, the premises known as the "Clean Room" which is located on the second floor of the General Services Building of Landlord's hospital and described on Exhibit A attached hereto, together with the clinical patient care, administrative and storage space also described on Exhibit A, and all improvements made by Landlord, now or hereafter constructed thereon and all rights, privileges, easements and appurtenances belonging or pertaining thereto (collectively, the "LEASED PREMISES" ), together with all of Landlord's fixtures and personal property, whether owned or leased by Landlord, located on or used or useful or associated with, the Leased Premises (as defined in Exhibit B), and all other furnishings, machinery, apparatus, movable or non-movable equipment and materials described in Exhibit B attached hereto (collectively the "FIXTURES AND EQUIPMENT"). Landlord also hereby grants to Tenant a nonexclusive license for the benefit of Tenant, its employees, agents and invitees for access to and from the Leased Premises through the building and over the property of Landlord appurtenant thereto, and to use those parts of the building designated by Landlord for use by tenants including, but not limited to toilet rooms, elevators and unrestricted parking areas, all as more particularly described in Exhibit C attached hereto (collectively, the "COMMON AREAS").


2. SERVICES

               During the Term, Landlord shall provide Tenant with all services, including, but not limited to, electricity, heat, gas and air conditioning (collectively "UTILITIES"), removal of hazardous waste, cleaning services and laundry, necessary and sufficient for Tenant to use the Leased Premises as described in Section 9.1 below.


3. POSSESSION

               Landlord shall deliver to Tenant on the Commencement Date (as herein defined) actual and exclusive possession of the Leased Premises, free and clear of all leases, tenancies, agreements, matters, liens and defects in title, together with exclusive possession of the Fixtures and Equipment.


4. TERM

               The initial term of this Lease (the "INITIAL TERM") shall commence on the Final Closing Date as that term is defined in that certain Joint Venture Agreement (the "JOINT VENTURE AGREEMENT") entered into by and between the parties hereto on December 11, 1998 (the "COMMENCEMENT DATE") and shall end, unless earlier terminated as described in Section 5 below, on the ten year anniversary date after the Final Closing Date. Thereafter, Tenant may extend the term of this Lease for additional ____ year terms ("RENEWAL TERMS") by the delivery of written notice to Landlord at least _____ days prior to the expiration of the then effective Initial Term or Renewal Term. The Initial Term and all Renewal Terms shall hereinafter be collectively referred to as the "TERM". The parties agree that upon expiration or earlier termination as described in Section 5 below, this Lease shall immediately expire or terminate without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby expressly waives all right to any notice which may be required under any laws now or hereafter enacted and in force in Pennsylvania, including The Landlord and Tenant Act of 1951, Act of April 6, 1951, Act of April 6, 1951, P.L. 69 as amended (the "ACT") upon such expiration or termination.


5. EARLY TERMINATION


        5.1. TERMINATION OF JOINT VENTURE AGREEMENT

        This Lease shall immediately terminate if the Joint Venture Agreement is terminated for any reason.


        5.2. EVENTS OF DEFAULT; REMEDIES

               5.2.1. EVENTS OF DEFAULT BY TENANT

               Any of the following occurrences or acts shall constitute an "Event of Default" under this Lease:

                      (i) Tenant fails to pay, on the date on which the same is due and payable, any installment of monthly rent and any additional payments, within ten days after Landlord notifies that such payment is overdue and due and owing.

                      (ii) Except as otherwise provided herein, a party fails to observe or perform any other provision hereof for 30 days (or such shorter period of time if such default endangers life or property) after the non-breaching party shall have delivered to Tenant notice of such failure.

                      (iii) A party's filing of a petition in bankruptcy under Title 11 of the United States Code, as amended, or the commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy or a party becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an act of bankruptcy is filed or commenced against Tenant, the same shall not constitute an Event of Default if such proceeding is dismissed within 60 days from the date of such filing.

                      (iv) The Leased Premises shall have been abandoned.

                      (v) Any representation or warranty made herein or any statement or representation made in any certificate, report or opinion (including legal opinions), financial statement or other instrument furnished in connection with this Lease, proves to have been incorrect, false or misleading in any material respect when made.

                      (vi) A party fails to comply with any requirement of any governmental authority having jurisdiction within the time required by such governmental authority; or any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a governmental authority or any restrictive covenant affecting the Leased Premises or any part thereof.

               5.2.2. REMEDIES

               If an Event of Default shall have happened and be continuing, a party shall have the right at its election, then or at any time thereafter while such Event of Default shall continue, to give written notice of its intention to terminate this Lease on a date specified in such notice. Upon the giving of such notice, the Term and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date hereinbefore fixed for the expiration of the Term.


        5.3. OTHER TERMINATION EVENTS

               This Lease may also be earlier terminated as further described in Sections 10.4 and 15 below.

6. ACTIONS UPON TERMINATION

               Upon the expiration or termination of this Lease,

               (i) Tenant shall immediately permit Landlord and its employees and agents full access to the Leased Premises to aid in the transition to a new operator, and further agrees to give up quiet and peaceful possession without further notice from Landlord.

               (ii) If termination results because of Tenant's Event of Default, Tenant shall continue to pay to Landlord the monthly rent until the end of the Term; provided, that Tenant shall not be responsible for such rent if the Leased Premises have been relet.


7. PAYMENTS


        7.1. RENTAL PAYMENTS

               Tenant shall pay as rent for the Leased Premises and the Fixtures and Equipment to Landlord during the period of time from the Commencement Date through the Term monthly installments of ____________________ ($_______), in advance without demand on or before the first day of each month from and including the month in which the Commencement Date occurs, which the parties agree reflects the fair market rental value of the Leased Premises and the Fixtures and Equipment. Such rent shall be adjusted on an annual basis to reflect the fair market rental value of the Leased Premises and the Fixtures and Equipment. Rent for any partial month shall be prorated based upon the actual number days in such month.


        7.2. ADDITIONAL PAYMENTS

               Tenant shall pay as additional payments for the services provided in Section 2 above (except Utilities which Landlord shall provide to Tenant without any additional payments), monthly installments of __________________________ ($________), in advance without demand on or before the first day of each month from and including the month in which the Commencement Date occurs, which the parties agree reflects the fair market value of the services provided in Section 2.


        7.3. DEFAULT

               Tenant may not be declared in default for non-payment of rent or any additional payments due hereunder if such rent or additional payments is/are received by Landlord by the 10th day of the month.

8. TITLE AND QUIET ENJOYMENT

               Subject to Section 18 below, Landlord hereby represents, warrants and covenants that it has good and marketable fee simple title to the Leased Premises, that the same is subject to no other leases, tenancies, agreements, encumbrances (including delinquent taxes), liens or defects in title affecting said property or the rights granted Tenant in this Lease. Landlord further covenants that there are no restrictive covenants, zoning or other local ordinances or regulations which will prevent Tenant from using and occupying the Leased Premises for a current Good Manufacturing Practices ("CGMP") laboratory and support area. Landlord further represents, warrants and covenants that it has good and marketable title to all Fixtures and Equipment and that same are subject to no leases, agreements, encumbrances, liens or defects in title affecting said property or the rights granted Tenant in this Lease. Landlord covenants and agrees that during the Term, Tenant shall, upon paying the rent and performing the covenants of this Lease on its part to be performed, peaceably and quietly have, hold and enjoy the Leased Premises and Fixtures and Equipment and all rights granted Tenant in this Lease.

9. USES OF LEASED PREMISES; ACCESS TO LEASED PREMISES AND COMMON AREAS


        9.1. TENANT'S USE OF LEASED PREMISES

               The Leased Premises and the Fixtures and Equipment therein shall be used for the conduct and operation of a cGMP laboratory and support area in conformity with applicable law and the terms and conditions of the Joint Venture Agreement. The Leased Premises shall be operated under the names of "Intracel Cancer Center of Pennsylvania, Inc.," and the "OncoVax Center", and no other names shall be permitted to be used in lieu of or in addition to such name without the prior written consent of Landlord. Tenant hereby agrees to comply and conform in all material respects with all legal requirements concerning the use, occupancy and conditions of the Leased Premises and all machinery, equipment, furnishings, fixtures and improvements therein. If any such legal requirement requires an occupancy or use permit, license, special exception, or other local, state or federal agency certification, then Tenant shall promptly obtain and keep current the same.


        9.2. LANDLORD ACCESS TO LEASED PREMISES

               Landlord may enter upon the Leased Premises, upon reasonable notice to Tenant, to inspect, maintain, repair the Leased Premises. Landlord may enter the Leased Premises at any time to perform emergency repairs to preserve the Leased Premises and/or the Fixtures and Equipment.

        9.3. TENANT'S ACCESS TO LEASED PREMISES AND COMMON AREAS

               Landlord shall keep the Leased Premises and the Common Areas "open" during normal business hours which, for purposes of this Lease, shall mean 24 hours a day, 365 days a year. Landlord shall provide lighting, electricity, heat, air conditioning, water, elevator service and other necessary services for Tenant's use and access to the Leased Premises and the Common Areas when open. Tenant's use of the Common Areas shall not unreasonably hinder or interfere with the Landlord's or other tenants' use of their Common Areas.


10. CONDITION OF LEASED PREMISES, FIXTURES AND EQUIPMENT; MAINTENANCE AND
    REPAIRS


        10.1. CONDITION OF LEASED PREMISES, FIXTURES AND EQUIPMENT

               Landlord hereby represents and warrants that the Leased Premises are constructed substantially in compliance with all applicable building codes and regulations and substantially in accordance with the plan and specifications approved by the Commonwealth of Pennsylvania Board of Health (the "BOARD OF HEALTH"). Upon the expiration or earlier termination of the Lease, Tenant shall surrender the Leased Premises in good condition, reasonable wear and tear and damage by casualty and fire excepted, with all lighting, plumbing, electrical and life/safety systems and the Fixtures and Equipment, in good working condition, other than the "Tenant's Fixtures and Equipment Required to be Removed" (as defined in Section 11.2).


        10.2. TENANT'S MAINTENANCE AND REPAIRS

               During the Term of this Lease, Tenant, at its expense, hereby agrees to clean, and maintain and keep in good repair its equipment.


        10.3. LANDLORD'S MAINTENANCE AND REPAIRS

        Landlord shall make and pay for all repairs, replacements and maintenance which are necessary for the operation of the Leased Premises, the Common Areas, and the Fixtures and Equipment, excluding repairs or maintenance necessitated by Tenant's willful acts or gross negligence. Tenant agrees to notify Landlord of any necessary repairs within a reasonable period time of its discovery. If Landlord fails to commence to perform any such maintenance, replacement and repair after five days notice from Tenant, Tenant shall have the right to undertake such maintenance, replacement and repair and to deduct any expenditures associated therewith from the rent payments due under Section 7.1 above.

        10.4. FIRE OR OTHER HAZARD

               Tenant hereby agrees to notify Landlord of any damages to the Leased Premises resulting from fire or other hazard and also of any dangerous or hazardous condition within the Leased Premises immediately upon the occurrence of such fire or other hazard or discovery of such condition, or as soon as practicable thereafter. Upon occurrence of a fire, repairs shall be made by Landlord as soon as reasonably may be done unless the costs of repairing the Leased Premises exceed 25% of the replacement cost of the building in which case the Landlord may, at its option, terminate this Lease by giving Tenant written notice of termination within 45 days of the date of such fire. If the Landlord does not terminate this Lease as described above, then Landlord has 45 days after the date of such fire to give written notice to Tenant setting forth Landlord's unqualified commitment to make all necessary repairs or replacements, the projected date of commencement of such repairs, and Landlord's good faith estimate of the date of completion of the same. If Landlord fails to give such notice, or if the date of completion is more than 90 days after the date of the fire or other hazard, then Tenant may, at its option, terminate this Lease and Landlord will be obligated to refund to Tenant any rent allocable to the period subsequent to the date of the fire. During any period of restoration and repair Tenant shall continue to operate within the Leased Premises to the extent practicable, with a pro-rata reduction in the rental payments based upon the usable portions of the Leased Premises.


11. ALTERATIONS AND REMODELING OF LEASED PREMISES, AND FIXTURES AND EQUIPMENT


        11.1. ALTERATIONS AND MODIFICATIONS TO THE LEASED PREMISES

               Tenant may, at its own expense, from time to time during the term of this Lease, upon the prior written approval of Landlord as described in
Section 11.3 below, make such structural alterations, additions, replacements and changes, in and to the Leased Premises, and any buildings thereon, as it finds necessary or desirable for the operation of the Leased Premises as a cGMP laboratory. All such alterations, demolitions, additions, replacements and changes shall be made in accordance with plans and specifications prepared by Tenant and approved by Landlord, in conformity with applicable building laws and regulations. Such alterations, additions, replacements and changes shall become a part of the Leased Premises, shall be maintained and kept in repair in accordance with the provisions of Section 10, and at the expiration or termination of this Lease shall become the property of Landlord.

        11.2. ALTERATIONS AND MODIFICATIONS TO THE FIXTURES AND EQUIPMENT

               Tenant may, at its own expense, from time-to-time during the term of this Lease, install, replace and operate in the Leased Premises such removable medical equipment and personal property ("TENANT'S FIXTURES AND EQUIPMENT") as it shall deem necessary or desirable in the conduct of its business, provided all laws, rules and regulations of governmental bodies with respect thereto shall be in all material respects complied with by Tenant. Tenant's Fixtures and Equipment shall include the "Clean Room Equipment" as described on Exhibit D hereto. Tenant may also, upon the prior written approval of Landlord as described in Section 11.3 below, make such alterations, additions, replacements and changes, in and to the Fixtures and Equipment, as it finds necessary or desirable for the operation of a cGMP laboratory. Prior to the expiration or termination of this Lease, Landlord and Tenant shall designate those items of Tenant's Fixtures and Equipment that Landlord or Tenant desires be removed from the Leased Premises, which shall include the "Clean Room Equipment" described on Exhibit D, upon the expiration or termination of the Lease ("TENANT'S FIXTURES AND EQUIPMENT REQUIRED TO BE REMOVED"). With the exception of Tenant's Fixtures and Equipment Required to be Removed, all of the Fixtures and Equipment shall remain on the Leased Premises at the termination of this Lease and shall remain the property of Landlord and Landlord shall pay Tenant the fair market value of any alterations, addition, or replacements to such Fixtures and Equipment.


        11.3. LANDLORD'S CONSENT

               Landlord agrees not to unreasonably withhold, delay or condition its consent to any action proposed by Tenant pursuant to this Section 11, provided that (i) the alterations, construction or installation shall not have a material adverse effect on the structure, appearance or use of the Leased Premises or the building in which the Leased Premises are located or Fixtures and the Equipment, in the reasonable judgment of Landlord, (ii) all such alterations, construction and installations shall be expeditiously completed in compliance with all legal requirements, (iii) all work done in connection with any such alterations, construction or installation shall comply with the requirements of any insurance policy required to be maintained by Tenant hereunder, (iv) Tenant shall promptly pay all costs and expenses of any such alteration, construction or installation and shall discharge all liens filed against any of the Leased Premises or the Fixtures and Equipment arising out of the same, (v) Tenant shall procure and pay for all permits and licenses required in connection with any such alteration, construction or installation, (vi) such alterations shall comply with any recorded lien or covenant affecting the Leased Premises, and (vii) Landlord shall incur no expense or cost whatsoever in connection with such alterations, including without limitation, costs for reviewing and approving plans, or tap fees or other utility fees. Landlord may require, as a condition to its consent to any alterations, reasonable appropriate payments, bonds, assurances and undertakings from Tenant to ensure that all such conditions are satisfied. Notwithstanding the foregoing, it shall not be unreasonable for Landlord to withhold its consent, or to condition its consent, if the holder of a mortgage withholds its consent to any of the foregoing, or requires that certain conditions or requirements be satisfied or observed.


        11.4. LIENS OR ENCUMBRANCES

        Except as permitted under Section 18, neither Tenant nor Landlord will directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any lien or encumbrance with respect to, the Leased Premises or any part thereof, or the Fixtures and Equipment or either party interest therein as a result of any alteration, construction, installation or other action of either party. The existence of any mechanic's, laborer's, materialman's, supplier's or vendor's lien, or any right in respect thereof, shall not constitute a violation of this Section 11.4 if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen so long as such payment is made or bonded off within 30 days after the later to occur of the completion of the work which gave rise to the imposition of said liens or the rendering of the invoice, statement or demand for such payment. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, expressed or implied, of any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or other furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Leased Premises or any part thereof.


12. ENVIRONMENTAL MATTERS


        12.1. DEFINITIONS

               As used in herein, the following items shall have meanings set forth below:

                             (i) "CAA" shall mean the Clean Air Act, codified at
42 U.S.C. Sections 7401, et seq., as amended.

                             (ii) "CERCLA" shall mean the Comprehensive
Environmental Response, Compensation, and Liability Act of 1980, codified at 42 U.S.C. Sections 9601, et seq., as amended.

                             (iii) "CWA" shall mean the Clean Water Act,
codified at 33 U.S.C. Sections 407, et seq., as amended.

                             (iv) "ENFORCEMENT AGENCY" shall mean, collectively,
the Environmental Protection Agency ("EPA") and any state, county, municipal or other agency having authority to enforce any Environmental Laws.

                             (v) "ENVIRONMENTAL LAWS" - shall mean CERCLA, HMTA,
RCRA, CAA, CWA, TSCA, RHA and the Right-to-Know Act and all other federal, local and municipal laws, statutes, ordinances and codes, guidelines and standards relating to health, safety, sanitation, and the protection of the environment or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials, including, without limitation, the Pennsylvania Solid Waste Management Act, 35 P.S. Sections 6018.103, et. seq., the Pennsylvania Hazardous Sites Clean Up Act (Act 108 of
1988), laws and regulations regarding the discharge of water or other materials or fluids into waterways, and the rules, regulations, guidelines, decisions, orders and directives of federal, local and municipal governmental agencies, authorities and courts with respect thereto presently in effect or hereafter enacted, promulgated or implemented.

                             (vi) "ENVIRONMENTAL PERMITS" - shall mean all
permits, licenses, approvals, authorizations, consents or registrations required by any applicable Environmental Laws, on either an individual or group basis, in connection with the construction, ownership, use or operation of the Leased Premises, or the storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials related to the Leased Premises.

                             (vii) "HAZARDOUS MATERIALS" - shall mean, without
limitation, flammable, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum based or related substances, hydrocarbons or like substances and their additives or constituents, and any substances now or hereafter defined as "hazardous substances," "extremely hazardous substances," "hazardous wastes," "infectious wastes" or "toxic chemicals" in any Environmental Laws, or in any regulation or order issued pursuant to any Environmental Laws.

                             (viii) "HMTA" - shall mean the Hazardous Materials
Transportation Act, codified at 49 U.S.C. Sections 1801, et seq., as amended.

                             (ix) "RCRA" - shall mean the Resource Conservation
and Recovery Act of 1976, codified at 42 U.S.C. Sections 6801, et seq., as amended.

                             (x) "RELEASE" - shall have the same meaning as
given to that term in CERCLA, as amended, and the regulations promulgated thereunder.

                             (xi) "RHA" - shall mean the Rivers and Harbors
Appropriation Act, codified at 33 U.S.C. Sections 401, et seq., as amended.

                             (xii) "RIGHT-TO-KNOW ACT" - shall mean the
Emergency Planning and Community Right-To-Know Act, codified at 42 U.S.C. Sections 11001, et seq., as amended.

                             (xiii) "TSCA" - shall mean the Toxic Substances
Control Act, codified at 15 U.S.C. Sections 2601, et seq., as amended.


        12.2. LANDLORD OBLIGATIONS; REPRESENTATION AND WARRANTIES

               Landlord hereby represents and warrants to Tenant that on the Commencement Date the Leased Premises does not contain asbestos or any Hazardous Materials. Landlord shall be responsible for costs, expenses, damages and penalties resulting from the existence of any Hazardous Materials in the Leased Premises at the date of execution of this Lease and all alterations made by Landlord to the Leased Premises or the Common Areas shall be made in accordance any comply with all Environmental Laws and the requirements of any Enforcement Agencies.


        12.3. TENANT OBLIGATIONS

               Tenant shall comply at all times and in all respects with the provisions of all Environmental Laws and Environmental Permits, and shall not commit any actions or omissions that result in the incurrence of any liability under such Environmental Laws and Environmental Permits. Tenant shall obtain, whenever necessary and in its own name, appropriate Environmental Permits for its operations and shall comply in all respects with the requirements of such Environmental Permits. All alterations made in the Leased Premises made by Tenant shall be made in accordance with and shall comply with all Environmental Laws and the requirements of any Enforcement Agencies. If any statutes, laws, ordinances, rules or regulations are promulgated at any time after the date of execution of this Lease for the removal, abatement or containment of Hazardous Materials in the Leased Premises or any portion of the Leased Premises and, in the reasonable judgment of Landlord, it is hazardous for the Tenant to remain in the Leased Premises during such removal, abatement, or containment of the Hazardous Materials, Tenant shall vacate the Leased Premises or that portion of the Leased Premises that is hazardous and, provided that such condition did not result from Tenant's acts, omissions, or operations, Tenant's rent shall be abated proportionately for the period of time in which Tenant's use of such portion of the Leased Premises has been interrupted. Tenant shall not intentionally or unintentionally use, store, handle, spill or discharge any Hazardous Materials at or in the vicinity of the Leased Premises, other than those Hazardous Materials generally used, stored or handled in a cGMP laboratory. Tenant shall promptly deliver to Landlord copies of all notices made by Tenant to, or received by Tenant from, any Enforcement Agency or from the United States Occupational Safety and

Health Administration concerning environmental matters or Hazardous Materials at the Leased Premises.


        12.4. INDEMNIFICATION; HOLD HARMLESS

               Landlord shall indemnify, defend and hold Tenant harmless of and from actual and direct losses arising out of or relating to any and all claims arising from the existence, removal, containment, or abatement of any Hazardous Materials from the Leased Premises related to Hazardous Materials existing in the Leased Premises prior to the Commencement Date. Tenant shall indemnify, defend and hold Landlord harmless of and from actual and direct losses arising out of or relating to any and all claims arising by reason of any violation by Tenant of the provisions of Section 12.3 above. This indemnity provision shall survive expiration or earlier termination of this Lease.


        12.5. INSPECTIONS

               At any time throughout the Term of this Lease, Landlord may cause an inspection to be made of the Leased Premises and its surrounding area for the purpose of determining whether any Hazardous Materials is present thereon.


13. INSURANCE


        13.1. TENANT INSURANCE

        Tenant shall, at all times through the Term and at its sole expense, maintain professional and general liability insurance (through third party insurers) against claims for bodily injury or death occurring in or about the Leased Premises, such insurance to provide coverage not less than $3,000,000 per occurrence, $5,000,000 per annual aggregate. All such insurance shall name Landlord as an additional insured and shall provide that Landlord be given 30 days prior notice of any material change or cancellation of such insurance. Copies of such insurance policies shall be delivered to Landlord, upon Landlord's request.


        13.2. LANDLORD'S INSURANCE

               Landlord shall, at all times through the Term and at its sole expense, maintain insurance for the Leased Premises and the Common Areas at replacement cost value, without coinsurance provisions, against fire and such other hazards as are included within extended coverage and against earthquake and flood damage, which insurance shall also include major mechanical system repair and replacement coverage. In addition, Landlord shall, at all times through the Term and at its sole expense, maintain insurance for the Fixtures and Equipment at replacement cost value, without coinsurance provisions, against fire and such other hazards as are included within extended coverage and against earthquake and flood damage, which insurance shall also include major mechanical system repair and replacement coverage. Copies of such insurance policies shall be delivered to Tenant, upon Tenant's request.


14. LIABILITY OF LANDLORD

               Landlord shall be liable for all loss of property by theft or otherwise, for all damage to property, for all injuries to persons while on the Leased Premises from escape or leakage of water, rain, snow, or steam from any part of the building on which the Leased Premises are located or from the pipes or plumbing system therein, and for all damage resulting from the short circuiting of electricity or from any other cause, where any such losses, damages and/or injuries are due to the willful acts or negligence of the Landlord, its servant, agents, or employees.


15. CONDEMNATION

        If all or a part of the Leased Premises and/or Common Areas are taken by eminent domain or conveyed in lieu thereof and such Leased Premises cannot then be used by Tenant for its intended use as set forth in Section 9.1 above, this Lease shall immediately terminate as of the date that the condemning authority takes possession of the Leased Premises, subject to the following:

        (i) All compensation awarded for the taking (or the proceeds of any sale in lieu thereof) of the Leased Premises and/or Common Areas shall be the property of the Landlord;

        (ii) All compensation awarded for the taking or loss of any of the Tenant's Fixtures and Equipment or for moving or relocation expenses shall be the property of Tenant; and

        (iii) If only part of the Leased Premises and/or Common Areas are taken such that Tenant may still use the Leases Premises for its intended use, this Lease shall remain in effect with a pro-rata reduction in the rental payments based upon the usable portions of the Leased Premises.


16. ASSIGNING OR SUBLETTING

               Tenant shall not assign, sublet or in any manner transfer this Lease or any estate or interest therein, or grant a license, concession or other right of occupancy, to all or part of the Leased Premises, without Landlord's prior written consent, except that Tenant may assign, sublet or in any manner transfer this Lease of any estate or interest therein, or grant a license, concession or other right of occupancy, to all of part of the Leased Premises (i) to any successor to Tenant in the event of a merger or consolidation of Tenant with another entity, or to any purchaser of all or substantially all of the assets or business of Tenant, and (ii) to an Affiliate (as defined below). For purposes of this Section 16, an Affiliate shall mean, as to any party hereto, any corporation or other entity which, directly or indirectly, through one or more intermediaries, controls (i.e., possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract, or otherwise) is controlled by, or is under common control with such party. In the event of any permitted assignment, all rights, obligations and liabilities herein shall extend to any successors or assigns.


17. WAIVER OF SUBROGATION

               To the extent permitted by their insurers, Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective shareholders or members, directors, officers, employees and agents, from any and all claims or demands for damages, losses, expenses, or injury to the Leased Premises, or to the Fixtures and Equipment, or the inventory or other property of Landlord or Tenant, as the case may be, in, or about, the Leased Premises which may be caused by or results from events or happenings which are covered by insurance carried by the respective parties and in force at the time of any such damages, losses, expenses, or injury.


18. SUBORDINATION; ESTOPPEL CERTIFICATES

               Subject to Section 8 above, this Lease is subordinate to the lien of all present or future mortgages which affect the Leased Premises and to all renewals, modifications, replacements and extensions thereof. This provision shall be self-operative, but in any event Tenant hereby agrees to execute promptly and deliver any estoppel certificate or other assurances that Landlord may request in furtherance hereof. In the event of any foreclosure of any such mortgage or modification, Tenant shall attorn to the purchaser in foreclosure of who shall be named in any deed in lieu of foreclosure, shall recognize any such purchaser as the Landlord under this Lease, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect.

19. MISCELLANEOUS


        19.1. NOTICE

               All notices, demands, requests or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Lease shall be in writing and shall be hand delivered (including delivery by courier), sent by Federal Express or by other recognized overnight delivery service, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or sent by telegram, telex, or facsimile transmission, addressed as follows:

If to ICC:

                     Intracel Cancer Center of Pennsylvania, Inc.
                     ____________________________________________
                     ____________________________________________
                     ____________________________________________
                     Attn:  _____________________________________
                     Facsimile:  ________________________________


               with a copy (which shall not constitute notice) to:

                    Hogan & Hartson L.L.P.
                    555 13th Street, N. W.
                    Washington, D.C.  20004-1004
                    Attn:  Donna A. Boswell, Esq.
                    Facsimile:  (202) 637-5910

If to Lehigh:

                    Lehigh Valley Hospital and Health Network

                    Cedar Crest & I-78
                    P.O. Box 689
                    Allentown, Pennsylvania  18105-1556
                    Attn:  Louis L.  Liebhaber
                    Facsimile:  (610) 402-7253
                    with a copy (which shall not constitute notice) to:

                    Tallman, Hudders & Sorrentino
                    The Paragon Centre
                    1611 Pond Road, Suite 300
                    Allentown, Pennsylvania  18104-2256
                    Attn:  Matthew R. Sorrentino, Esq.
                    Facsimile:  (610) 391-1800

               Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication which shall be mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, or received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telex or facsimile) the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


        19.2. COMPLETE AGREEMENT

        This Lease, and all Exhibits hereto and incorporated agreements (including the Joint Venture Agreement) set forth the entire agreement of the parties hereto with respect to its subject matter and any and all prior agreements, whether oral or written, between or among the parties hereto and relating to the subject matter hereof are superseded hereby.


        19.3. GOVERNING LAW

               This Lease and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania (excluding choice of laws rules thereof).


        19.4. PARAGRAPH HEADINGS

               The paragraph headings in this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions hereof and in no way shall be held to explain, modify or aid in the interpretation, construction or meaning of the provisions of this Lease.


        19.5. SEVERABILITY

               In the event that a court of competent jurisdiction holds that a particular provision or requirement of this Lease is in violation of any applicable law, each such provision or requirement shall be enforced only to the extent it is not in violation of such law or is not otherwise unenforceable and all other provisions and requirements of this Lease shall remain in full force and effect.


        19.6. MODIFICATION; WAIVER

               This Lease shall not be modified or amended except by an instrument in writing signed by Landlord and Tenant. No delay or failure on the part of any party hereto in exercising any right, power, or privilege under this Lease or any other instruments executed and delivered in connection with or pursuant to this Lease, shall impair any such right, power, or privilege or be construed as a waiver of any default hereunder or any acquiescence therein. No single or partial exercise of any such right, power, or privilege shall preclude the further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.


        19.7. BENEFIT OF THIS LEASE

               It is the explicit intention of the parties hereto that except as set forth below no person or entity other than a party hereto is or shall be entitled to bring any action to enforce any provision of this Lease against any of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Lease shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.


        19.8. SIGNAGE ON LEASED PREMISES

        Landlord shall, at its own expense, erect all exterior and interior signage at the Leased Premises as approved by Tenant.


        19.9. INDEPENDENT CONTRACTOR

               Tenant shall lease and operate the Leased Premises as an independent contractor, and shall not be considered an agent, employee of, partner of or joint venturer with Landlord.


        19.10. EXECUTION IN COUNTERPARTS

               This Lease may be executed in counterparts, each of which shall constitute an original hereof for all purposes.

               IN WITNESS WHEREOF, each of the parties intending to be legally bound has duly caused this Lease to be duly executed and delivered in its name and on its behalf, as of the date first written above.

                                      TENANT:

                                      INTRACEL CANCER CENTER OF
                                      PENNSYLVANIA, INC.


                                      By:____________________________________
                                      Name__:________________________________
                                      Title:_________________________________


                                      LANDLORD:

                                      LEHIGH VALLEY HOSPITAL AND
                                      HEALTH NETWORK

                                      By:____________________________________
                                      Name__:________________________________
                                      Title:_________________________________

                                   EXHIBIT H

                         DESCRIPTION OF CLEAN ROOM, AND
                        ADMINISTRATIVE AND STORAGE SPACE

                                  SEE ATTACHED

                       [LAYOUT OF LEHIGH VALLEY HOSPITAL
                   DEPARTMENT OF SURGERY RESEARCH LABORATORY]



The Clean Room, and Administrative and Storage Space consists of all the area within and including the dotted lines.

                                    EXHIBIT I

                    FINAL MEDICAL DIRECTOR SERVICES AGREEMENT


        This Final Medical Director Services Agreement (this "AGREEMENT") is entered into as of ________________ __, ____, by and between Intracel Cancer Center of Pennsylvania, Inc. a Delaware for-profit corporation ("ICC"), and Lehigh Valley Hospital and Health Network, a Pennsylvania non-profit corporation ("LEHIGH") (each a "PARTY", and collectively "PARTIES").

        WHEREAS, Intracel Corporation ("INTRACEL") and Lehigh have entered into a Joint Venture Agreement dated as of December 11, 1998 (the "JOINT VENTURE AGREEMENT") pursuant to which ICC was formed to operate a center for the manufacture and provision of OncoVaxCL(R) ("ONCOVAX"), a product developed by Intracel to be utilized in the treatment of colon cancer and other oncological products as agreed to by Intracel and Lehigh;

        WHEREAS, ICC and Lehigh have entered into a lease with the same effective date as this Agreement (the "FINAL ONCOVAX CENTER LEASE") pursuant to which ICC is leasing from Lehigh the necessary space and equipment to operate a laboratory and support area in compliance with current Good Manufacturing Practices to manufacture and provide OncoVax and other oncological products as agreed to by Intracel and Lehigh (the "ONCOVAX CENTER");

        WHEREAS, Herbert C. Hoover, Jr., M.D. is a physician employed by Lehigh Valley Physician Group, a Pennsylvania non-profit corporation and wholly-owned subsidiary of Lehigh;

        WHEREAS, Herbert C. Hoover, Jr., M.D. serves as the Chair of Surgery for Lehigh pursuant to an agreement between Lehigh Valley Physician Group and Lehigh;

        WHEREAS, ICC desires to obtain the services of Herbert C. Hoover, Jr., M.D. ("MEDICAL DIRECTOR") or his designee on a part-time, independent contractor basis from Lehigh for the provision of certain Medical Director services at the OncoVax Center as set forth more fully in Section 1.1 ("SERVICES");

        WHEREAS, pursuant to the Joint Venture Agreement, Lehigh has agreed to provide the Services of the Medical Director on a part-time, independent contractor basis to ICC for ICC's Service Fee (as defined below) to Lehigh; and

        WHEREAS, the Parties desire to enter into this Agreement to set forth the terms and conditions under which Lehigh will provide the Services to ICC, and ICC will compensate Lehigh for such Services.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


1. MEDICAL DIRECTOR SERVICES


               1.1 GENERAL DESCRIPTION OF SERVICES

        During the Term (as defined in Section 6), Lehigh shall provide the Services to ICC through Medical Director or, as described in Section 1.9 below, through Medical Director's designee. The Services shall include: (a) assisting ICC in establishing and enhancing the OncoVax Center, including assisting with the clinical design of the center and the establishment of protocols and systems; and (b) serving the OncoVax Center once it is operational as a medical director, including (1) participating in administrative meetings and performing other administrative duties as requested by ICC, (2) recommending rules and policies for the operation of the center, (3) serving as a liaison with Lehigh and Lehigh physicians, and (4) assisting in the assessment of outcomes and other clinical data with respect to OncoVax and other Intracel or ICC products. Medical Director and Lehigh acknowledge and agree that, depending upon certain development decisions and other circumstances, some details of Medical Director's duties may change over time. This Agreement shall remain in effect notwithstanding such changes. ICC agrees to discuss any such changes with Medical Director and to consider his input in these decisions. No activities or services performed by Medical Director pursuant to this Agreement shall constitute the practice of medicine. Any evaluations, diagnoses, treatments, procedures or other professional health care services furnished to patients by Medical Director will be provided in his individual capacity as a practicing physician or employee of Lehigh or other entity, and will not be provided by Medical Director in his capacity as an independent contractor to ICC pursuant to this Agreement.


               1.2 BEST EFFORTS

        Medical Director shall devote his best efforts to performing the Services. In doing so, Medical Director shall use his full education, skills, and professional energy, consistent with his training and experience, to advance the business interests of Intracel. During the Term of this Agreement, Medical Director shall not engage in any other activity or occupation for compensation, or any non-compensated activity, that in Intracel's reasonable opinion is competitive with or adverse to the interests of ICC, without the prior written consent of Intracel. Notwithstanding the foregoing, nothing in this Section 1.2 or elsewhere in this Agreement shall prevent Medical Director, during the time not required for the performance of the Services, from maintaining his individual medical practice or performing his duties as the Chair of Surgery for Lehigh or an employee of Lehigh Valley Physician Group.

               1.3 HOURS AND RECORDS

        Notwithstanding any other provision of this Agreement, Medical Director shall not spend less than 15 hours per month or be required to spend more than 25 hours per month, on average, performing the Services. The Parties agree that these minimum and maximum numbers are annual averages, and that Medical Director may spend less than 15 hours or more than 25 hours in any particular month depending on Intracel's needs and Medical Director's availability. Within ten
(10) days following the end of each calendar month during the Term of this Agreement, Lehigh shall provide ICC with a record of time Medical Director spent performing the Services in the previous month. Such accounting shall include the dates on which Medical Director performed Services, a description of the Services performed on each date, and the amount of time spent performing those Services.


               1.4 REPORTING TO INTRACEL

        Lehigh and/or Medical Director shall notify ICC in writing within one working day of the occurrence of any of the following: (a) Medical Director's being notified that any written complaint or report concerning him has been filed with the Pennsylvania state medical board or the National Practitioner Data Bank; (b) Medical Director's being notified that any written complaint has been filed against him, or any adverse action has been proposed (whether final or not), at any hospital, other health care facility, health maintenance organization, preferred provider organization, insurer or health plan, professional review organization, professional association or governmental body;
(c) Medical Director's receiving a summons and complaint or a subpoena relating to his professional practice; (d) Medical Director's being charged with any crime (excluding minor traffic violations); (e) any other event which reasonably might be anticipated to expose ICC to a legal claim or adverse publicity, or interfere with Medical Director's discharging his responsibilities under this Agreement; or (f) any other disciplinary or professional liability actions initiated against Medical Director. Medical Director acknowledges and agrees that ICC may inform malpractice carriers or other appropriate parties of any such occurrence.


               1.5 COMPLIANCE WITH LAW

        Lehigh and Medical Director shall perform the Services faithfully, diligently, ethically, in a professional manner and in accordance with all applicable laws, regulations and currently recognized professional standards.


               1.6 COMPLIANCE WITH ICC AND INTRACEL RULES

        Lehigh and Medical Director shall comply in all material respects with the reasonable rules and policies of ICC, Intracel and the OncoVax Center, as they now exist or as they may from time to time be amended, including rules and policies governing the provision of services, billing, records, and relationships with OncoVax Center employees.


               1.7 COOPERATION IN PROCEEDINGS

        During and after the Term (and notwithstanding expiration or termination of this Agreement for whatever reason), Lehigh and Medical Director shall, without additional compensation, provide all reasonable assistance requested by ICC in order to (a) assert ICC's rights under any insurance policies; or (b) assist ICC in defense of professional liability or other actions.


               1.8 PROFESSIONAL LIABILITY INSURANCE

        Lehigh covenants that the Medical Director shall at all times during the Term be covered by professional liability insurance that meets all requirements of the Pennsylvania Healthcare Malpractice Act, as amended, and that such coverage will be provided at Lehigh's cost.


               1.9 MEDICAL DIRECTOR'S DESIGNEE

        The Parties agree that Medical Director may delegate the provision of Services to a designee, which designee shall be Sarah Stevens, M.D. unless the Parties mutually agree on another designee. Notwithstanding anything in Section
1.3 to the contrary, Medical Director's designee shall devote a minimum of fifty percent (50%) of her professional time to the performance of the Services. In the event of such delegation, Medical Director's designee shall be subject to all the terms and conditions under this Agreement which are applicable to Medical Director as if a reference to such designee was expressly set forth in each provision applicable to Medical Director. Any breach of any term or condition as applied to any designee shall be a breach thereof in the same manner as if applied to Medical Director himself.


2. REPRESENTATION AND WARRANTIES OF LEHIGH


               2.1 GENERAL REPRESENTATIONS AND WARRANTIES

        Lehigh hereby represents and warrants that (a) Medical Director possesses and throughout the Term shall maintain, a current, valid, and unencumbered license to practice medicine in the State of Pennsylvania; (b) Medical Director either (1) is not subject to any actual or threatened investigation, disciplinary proceeding, ethics action, public or private suit or claim as to malpractice or professional misconduct, and his performance in his job functions is not impaired due to a physical or mental condition or substance abuse, or (2) as to any such matter to which Medical Director is subject, full information has been disclosed in writing to Intracel; (c) Medical

Director either (1) knows of no existing circumstances that would provide a basis for revoking or suspending his medical license, or subjecting him to suit, or which would be harmful to ICC in engaging Medical Director, or (2) has disclosed the same in writing to ICC; (d) Medical Director has adequate malpractice "occurrence" coverage or "tail" coverage under existing insurance with limits of liability of not less than $1 million per occurrence and $3 million in the aggregate, covering any claims relating to activities in his private medical practice, and Lehigh shall indemnify and hold harmless ICC from and against any claims, costs or expenses arising from such activities; and (e) execution and performance of this Agreement does not violate any contract, agreement, regulatory ruling or judicial order to which Lehigh or Medical Director is subject (including both the Medical Director's employment agreement and Lehigh's agreement with Lehigh Valley Physician Group), or to the best of Lehigh's knowledge, violate any law.


               2.2 EFFECT OF INACCURATE REPRESENTATIONS OR WARRANTIES

        The Parties acknowledge and agree that if any representation or warranty contained in this Section 2 is untrue or becomes untrue during the Term of this Agreement, such untrue representation or warranty shall be deemed to be a material misrepresentation by Medical Director and ICC shall have the right to terminate this Agreement pursuant to Section 6.


3. RESPONSIBILITIES OF INTRACEL


               3.1 ICC FACILITIES

        Throughout the Term of this Agreement, ICC shall provide clerical and other administrative support, to the extent ICC deems reasonable, to help facilitate Medical Director's performance of the Services.


               3.2 BUSINESS AND PROPERTY LIABILITY INSURANCE

        ICC shall maintain general business and property liability insurance for claims arising from (a) the occupancy of ICC offices by Medical Director; and
(b) the performance by Medical Director of the Services in accordance with the terms of this Agreement.


4. REPRESENTATIONS AND WARRANTIES OF INTRACEL

        ICC hereby represents and warrants that (a) it is a corporation duly organized and validly existing; (b) this Agreement has been duly executed on behalf of ICC; (c) this Agreement is a legal, valid and binding obligation of ICC; and (d) execution and performance of this Agreement does not violate any contract, agreement, regulatory ruling, or judicial order to which ICC is subject, or to the best of ICC's knowledge, violate any law.


5. PAYMENT FOR SERVICES


               5.1 SERVICE FEE

        In return for the Services, ICC shall pay to Lehigh a monthly service fee ("SERVICE FEE") payable in arrears at the end of each month during the Term. The Service Fee shall be [$6,250] per month, which the Parties agree reflects the fair market value for the Services.


               5.2 EXPENSES

        Subject to reasonable ICC policies, including advance approval by ICC, and up to the reasonable dollar limits specified from time to time by ICC, Lehigh shall be entitled to reimbursement by ICC for reasonable expenses (including but not limited to reasonable travel expenses) incurred by Medical Director during the Term of this Agreement in performance of the Services and upon the presentation of appropriate documentation. It is intended that all expenses incurred pursuant to this Section 5.2 are to be ordinary and necessary business expenses. It is therefore agreed that if any expense paid for, or reimbursed to, Lehigh is disallowed by the Internal Revenue Service as a federal income tax deduction of ICC, (1) ICC shall not be obliged to contest such ruling, and (2) Lehigh shall reimburse ICC for such disallowed expense within sixty (60) days after the final determination of such disallowance.


6. TERM AND TERMINATION


               6.1 TERM

        The term of this Agreement (the "TERM") shall commence on the Final Closing Date as that term is defined in the Joint Venture Agreement (the "EFFECTIVE DATE") and shall end on the one year anniversary date after the Final Closing Date, unless earlier terminated in accordance with this Section 6. At least 60 days prior to the end of the Term, the parties agree to negotiate in good faith the terms for the renewal of this Agreement. Such renewed agreement shall be substantially in the form of this Agreement, but will reflect, among other things, any changes (a) in the applicable laws and (b) in the fair market value of the Services provided.

               6.2 TERMINATION BY INTRACEL

        ICC may terminate this Agreement for Cause at any time during the Term of this Agreement by giving Lehigh written notice at least thirty (30) days in advance (the "NOTICE PERIOD") of the effective date of such termination (the "TERMINATION DATE"). ICC may (without alteration of payment obligations under this Agreement during the Notice Period) require that Medical Director cease his performance of the Services at any time during the Notice Period. The following shall be Cause for termination pursuant to this Section 6.2: (i) Lehigh itself, or through Medical Director, breaches or fails to perform a material obligation under this Agreement and that breach or failure is not cured to the reasonable satisfaction of ICC within the Notice Period; (ii) any act or omission constituting fraud or material misrepresentation by Lehigh or Medical Director in dealing with ICC or the OncoVax Center; (iii) Medical Director's license to practice medicine is suspended, limited or revoked, irrespective of other proceedings, or Medical Director's DEA license to prescribe controlled substances is revoked, limited or suspended; (iv) Medical Director is suspended or barred from participation in Medicare; (v) Herbert C. Hoover, Jr. is no longer the Medical Director performing the Services on behalf of Lehigh, or he becomes disabled to the extent that he is unable to perform the Services; (vi) Medical Director becomes ineligible for professional liability coverage on commercially reasonable terms; (vii) Lehigh is adjudged insolvent or bankrupt or makes a general assignment for the benefit of creditors; or (viii) Medical Director is convicted of a crime bearing on the practice of medicine, any crime involving moral turpitude or fraud, or Medical Director is convicted of any felony.


               6.3 TERMINATION BY LEHIGH

        Lehigh may terminate this Agreement for Cause at any time during the Term of the Agreement by giving ICC written notice at least thirty (30) days in advance (the "NOTICE PERIOD") of the effective date of such termination (the "TERMINATION DATE"). The following shall be Cause for termination pursuant to this Section 6.3: (i) ICC becomes insolvent or bankrupt or makes a general assignment for the benefit of creditors; (ii) ICC breaches or fails to perform any material obligation under this Agreement, and such breach or failure is not cured to the reasonable satisfaction of Lehigh within the Notice Period; or
(iii) ICC commits fraud or material misrepresentation in its dealings with Lehigh or Medical Director.


               6.4 TERMINATION BY EVENT

        Unless the Parties agree in writing to continue this Agreement, this Agreement shall automatically terminate upon the occurrence, at any time, of any of the following events: (i) the termination for any reason of the Joint Venture Agreement (other than expiration of that Agreement coupled with the effectiveness and continued effectiveness of the Operations Agreement as defined in Section 9 of the Joint Venture Agreement); (ii) the termination for any reason of the Operations

Agreement; (iii) the dissolution of ICC for any reason; or (iv) in accordance with and only in accordance with the provisions of Section 8.5, in the event this Agreement is deemed in the reasonable opinion of either Party to violate law and be incapable of amendment.


               6.5 TERMINATION OF MEDICAL DIRECTOR OR DESIGNEE BY INTRACEL

               The Parties agree that pursuant to Section 9.1 of the Joint Venture Agreement Intracel shall have the right to require that Medical Director or any of his designees cease his or her performance of the Services at any time during the Term of this Agreement if Medical Director or his designee fails to comply with any or all applicable laws, rules and regulations.

               6.6 COOPERATION

        In the event of the expiration or termination of this Agreement for any reason, Lehigh and Medical Director shall, without further compensation, if so requested by ICC, thereafter, promptly (a) respond to requests for information as reasonably may be necessary to ensure appropriate transfer of their responsibilities; and (b) advise ICC if either receives a complaint, summons, subpoena, or similar court order for records or testimony relating to performance of the Services.


7. CONFIDENTIALITY


               7.1 CONFIDENTIALITY

        During the course of Lehigh's performance of the Services, Lehigh and/or Medical Director may come to know certain confidential and proprietary business or medical information of or about ICC, Intracel, the OncoVax Center, and/or ICC or Intracel affiliates and joint venture partners (collectively, "ENTITIES"), including but not limited to information concerning (a) business, affairs or operations of the Entities or their customers, (b) Entity trade secrets, new product developments, special or unique processes, protocols, or methods, (c) Entity marketing, sales, advertising or other concepts or plans, (d) Entity fees and billing arrangements, (e) Entity finances, (f) Entity management systems, or
(g) Entity business plans or prospects ("CONFIDENTIAL INFORMATION"). The term "Confidential Information" shall exclude any information that is a matter of public knowledge (except if such public knowledge resulted from an improper act of Medical Director or Lehigh). Lehigh agrees that both during the Term of this Agreement and after the expiration or termination of this Agreement for whatever reason, Lehigh shall hold all such Confidential Information in the strictest confidence, and shall not disclose, use, display, transfer, sell, publish, or otherwise make available to any other person or entity, any such Confidential Information without the prior written consent of ICC or Intracel as the case may be, except as may be specifically required by law. Lehigh shall protect such Confidential Information in a manner consistent with the usual manner in which the most confidential business and professional information is protected. Lehigh shall ensure that Medical Director complies with the provisions of this Section 7.1.


               7.2 ENFORCEMENT OF CONFIDENTIALITY REQUIREMENTS

               Lehigh agrees that the restrictions contained in Section 7.1 are part of the consideration for inducing ICC to contract with Lehigh to provide the Services for the fees provided for in this Agreement; that such restrictions are reasonable and necessary to protect the business interests of ICC, Intracel and the OncoVax Center; and that any violation of such restrictions will cause substantial and irreparable injury to ICC, Intracel and/or the OncoVax Center. These restrictions shall be effective and enforceable upon the execution of this Agreement by Lehigh, irrespective of the length of its Term. The Parties agree that ICC, Intracel and the OncoVax Center each are entitled, in addition to any and all other remedies available at law or in equity, to a restraining order, preliminary and permanent injunctive relief and specific performance to prevent a breach or contemplated breach of these restrictions, without the necessity of proving actual damages. In the event of a breach of these provisions, Lehigh shall be obligated to pay all costs and expenses, including reasonable attorneys' fees, incurred by ICC, Intracel or the OncoVax Center due to such breach or threatened breach.


               7.3 NO ACQUIRED INTERESTS

        Lehigh and Medical Director agree that upon termination or expiration of this Agreement, all proprietary interest of ICC, Intracel or the OncoVax Center in OncoVax or each of its other products, in customer accounts, lists, copyrighted items, trade secrets, proprietary information, including all intellectual property rights in any materials, documents, protocols, systems, reports, or inventions, and all business assets, tangible or intangible (collectively "PROPRIETARY INTERESTS"), with which Lehigh or Medical Director deals or has access to, or that are developed or improved in whole or in part by Lehigh or Medical Director in performing the Services during the Term of this Agreement, shall remain the sole and exclusive property of ICC, Intracel and/or the OncoVax Center, and in no event shall Lehigh or Medical Director, by virtue of performing the Services, acquire any personal interest in the Proprietary Interests or any right to use the Proprietary Interests except as specifically set forth in a license agreement or other agreement executed by the Parties. Lehigh and Medical Director each hereby assign to ICC all of Lehigh's or Medical Director's right, title and interest, including all intellectual property rights, if any, in any Proprietary Interests developed in whole or in part by Lehigh or by Medical Director in performance of the Services, which Proprietary Interests all shall be considered works made for hire. Lehigh and Medical Director agree that upon termination or expiration of this Agreement each shall promptly return to ICC all business, corporate, medical or financial records, documents, forms, contracts, lists and completed work or work in progress relating to the affairs of ICC, Intracel or the OncoVax Center and any personal property of ICC or the OncoVax Center in their possession at the time of termination or expiration.


8. GENERAL PROVISIONS


               8.1 NOTICES

        All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, sent by federal express or other recognized overnight delivery service or mailed by registered or certified mail, return receipt requested, to the Parties as follows or to such other addressee as a party may in writing designate.

        If to Lehigh:

               Lehigh Valley Hospital and Health Network
               Cedar Crest & I-78
               P.O. Box 689
               Allentown, Pennsylvania  18105-1556
               Attn:  Louis L.  Leibhaber
               Facsimile:  (610) 402-7253

        with a copy to:

               Tallman, Hudders & Sorrentino
               The Paragon Centre
               1611 Pond Road, Suite 300
               Allentown, Pennsylvania  18104-2256
               Attn:  Matthew R. Sorrentino, Esq.
               Facsimile:  (610) 391-1800

        If to ICC or OncoVax Center, to:

               Intracel Cancer Center of Pennsylvania, Inc.

               _____________________________________________
               _____________________________________________
               _____________________________________________
        with a copy to:

               Donna Boswell, Esq.
               Hogan & Hartson L.L.P.
               555 13th Street, N.W.
               Washington, D.C.  20004

        Each notice, demand, request or communication that shall be given or made in the manner described in this Section 8.1 shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation. This Section 8.1 shall survive termination of this Agreement.


               8.2 ENTIRE AGREEMENT; AMENDMENTS

        This Agreement sets forth the entire understanding and agreement between the parties with respect to the subject matter of this Agreement, and supersedes all prior undertakings of any kind, whether written or oral. No terms, conditions, or warranties, other than those contained in this Agreement, and no amendments or modifications to this Agreement, shall be valid unless made in writing and signed by the Parties.


               8.3 EFFECT AND BENEFIT OF AGREEMENT

        This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. The covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the Parties and their permitted assigns, respective heirs, successors or legal representatives. Nothing in this Agreement is intended to or shall be construed to, confer upon any person or entity not a Party to this Agreement, any rights or benefits under this Agreement. Notwithstanding the foregoing, Intracel shall be a third party beneficiary hereto with respect to the enforcement of, and only to the extent of, any rights it may have hereunder.


               8.4 ASSIGNMENT

        This Agreement and its performance shall not be assigned, sublet, delegated or transferred by either Party in whole or in part without the prior written consent of the other party, except that ICC shall have the right to assign or delegate its rights and responsibilities under this Agreement, in whole or in part, without Lehigh's consent, to the OncoVax Center (or a successor entity) or to any affiliate or subsidiary of, or successor entity to, Intracel.

               8.5 INVALID PROVISIONS

        If any provision of this Agreement or other document contemplated in this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provisions shall be fully severable: (a) the appropriate documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of the Agreement; (b) the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision; and (c) the Parties shall in good faith negotiate and substitute a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and still be legal, valid and enforceable, unless the effect of such severance and substitution would be to deprive a Party substantially of the benefits contemplated under this Agreement, in which case either Party may terminate this Agreement upon thirty days written notice to the other Party.


               8.6 INDEPENDENT CONTRACTORS

        The Parties acknowledge and agree that, with respect to this Agreement and the arrangements set forth in this Agreement, they are independent contractors and that except as provided in this Agreement, neither Party has the right to obligate or bind the other Party in any manner whatsoever. Nothing in this Agreement shall be interpreted, or is intended, to constitute either Party as the employee or employer, joint venturer, or partner of the other Party. The Parties understand and agree that (a) ICC will not withhold on behalf of Medical Director any sum for income tax, unemployment insurance, social security or any other withholding applicable to employees, and ICC will not provide Medical Director with any of the benefits provided to employees of ICC or its affiliates; (b) as between ICC and Lehigh, all such payments, withholdings and benefits, if any, shall be the sole responsibility of Lehigh; and (c) Lehigh will indemnify and hold ICC harmless from any and all loss or liability, cost or expense arising with respect to any such payments, withholds, and benefits.


               8.7 ACCESS TO BOOKS AND RECORDS

        Until the expiration of six (6) years after expiration or termination of this Agreement, ICC and Medical Director each shall make available to the Secretary, U.S. Department of Health and Human Services, the U.S. Comptroller General and their representatives, this Agreement and all books, documents and records necessary to certify the nature and extent of the costs of the services furnished hereunder and will provide such additional documentation as they reasonably require. If Medical Director carries out any of the duties of this Agreement through a subcontract worth ten thousand dollars ($10,000) or more over a twelve month period with a related organization, the subcontract will also contain a clause to permit access by the Secretary, Comptroller General, and their representatives to the related organization's books and records. This Section 8.7 shall survive termination of this Agreement.


               8.8 REMEDIES

        Any remedies the Parties may have pursuant to this Agreement or by law shall be cumulative.


               8.9 NO WAIVER

        The waiver by either Party of any breach of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same or another provision. The failure to exercise any right under this Agreement shall not operate as a waiver of such right. Any waiver must be in writing and signed by the Party to be charged.


               8.10 GOVERNING LAW

        This Agreement, to the extent any particular issue is controlled by state law, shall be governed by and construed in accordance with the laws of the State of Maryland (but not including choice of law rules thereof).


               8.11 COUNTERPARTS

               This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same Agreement.

               IN WITNESS WHEREOF, each of the Parties intending to be legally bound has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first set forth above.

                                   INTRACEL CANCER CENTER OF
                                   PENNSYLVANIA, INC.


                                   By:__________________________________________
                                   Name:
                                   Title:


                                   LEHIGH VALLEY HOSPITAL AND HEALTH NETWORK


                                   By:__________________________________________
                                   Name:
                                   Title:

                                   ACKNOWLEDGED AND AGREED:

                                   HERBERT C. HOOVER, JR., M.D.


                                   By:__________________________________________


                                   ACKNOWLEDGED AND AGREED:

                                   SARAH STEVENS, M.D.


                                   By:__________________________________________

                                   EXHIBIT J

                      DESCRIPTION OF CLEAN ROOM EQUIPMENT



EQUIPMENT NAME                            MANUFACTURER            MODEL #           SERIAL #
---------------------------------------   ----------------------  ----------------  --------------
Bio Safety Hood, 4'                       Baker                   SG400             58432
Bio Safety Hood, 6'                       Baker                   SG600             58388
Bio Safety Hood, 6'                       Baker                   SG601             58382
Gammacell Irradiator                      Nordion                 1000A             247
Controlled Rate Freezer                   Gordinier               7009              06911-0497
Freezer Chamber                           Gordinier               8753              06911-0497
MVE-TEC 2000 Storage                      MVE                     XLC-500F          CDRA97B101
Incubator, CO2                            Sanyo                   MCO-17AI          60905781
Incubator, CO2                            Sanyo                   MCO-17AI          60905783
Ultralow Freezer                          Sanyo                   MDF-U6088SC       61006995
Water Bath, 1 of 2                        Precision               180               697050163
Water Bath, 2 of 2                        Precision               180               697030900
Refrigerator/Freezer                      Kenmore                 363-9662825       L70640925
Chemical Fume Hood                        Kewaunee                H05               R106417
Balance                                   Ainsworth               De410-D           73866
Microscope                                Nikon                   Labophot-2        462566
Refrigerator, undercounter                Kenmore                 564.9936111       961003215
Refrigerator, undercounter                Kenmore                 564.9936111       960901790
Immersible Stirrer                        VWR                     230               0094
Immersible Stirrer                        VWR                     230               0066
Immersible Stirrer                        VWR                     230               0086
Immersible Stirrer                        VWR                     230               0092
Pipetman                                  Rainin                  P-1000
Pipetman                                  Rainin                  P-200
Pipetman                                  Rainin                  P-200
Pipetman                                  Rainin                  P-200
Magnahelic Gauge                          Sure Flow
Magnahelic Gauge                          Sure Flow
Megafuge 1.0R                             Hereaus                 75003062/02       232331
Calibrated Timer                          VWR
4 Work Stations with Divider Panels
3 Two Drawer Lateral Files
4 Office Chairs
5 Lab Chairs
Six door locker
2 two drawer file cabinets
1 Four Drawer File Cabinet
1 Six Drawer Lateral File Cabinet
3 Four Drawer File Cabinets
Computer Workstation with Printer
Fax Machine                               Murata

                                    EXHIBIT K



THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE "ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER, OR OTHERWISE IN COMPLIANCE WITH, THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.



                           CONVERTIBLE PROMISSORY NOTE

$______________                                             ______________, 19__



               FOR VALUE RECEIVED, the undersigned, Intracel Corporation, a Delaware corporation ("INTRACEL"), hereby promises to pay to the order of Lehigh Valley Hospital and Health Network, a Pennsylvania non-profit corporation ("HOLDER"), the sum of ______________________ and __/100 Dollars ($________), in
lawful money of the United States, same-day funds (the "PRINCIPAL SUM") from the date hereof until paid in full at the rate and in the manner set forth below together with interest on the principal balance thereof at the rate and in the manner hereinafter provided.

               This Note is secured by the collateral described in that certain Security Agreement of even date herewith, by and between Intracel and the Holder (the "SECURITY AGREEMENT"). The Holder is entitled to the benefits of the Security Agreement and reference is made thereto for a description of the collateral and the rights and remedies of the Holder thereunder. Neither the reference to the Security Agreement nor any provision thereof, shall affect or impair the absolute and unconditional obligation of the Company to pay the Principal Sum hereof, together with interest accrued thereon, when due.

               The Principal Sum shall be due and payable on _________ __, 20__, (the "MATURITY DATE") when the outstanding principal balance, if any, together with accrued interest and any other amounts payable hereunder shall be due and payable in full.

               Interest on the unpaid Principal Sum shall begin to accrue on the Commencement Date and shall continue to accrue at an annual rate equal to the "Prime Rate" as published from time to time in THE WALL STREET JOURNAL listing of "Money Rates", and shall be the highest such rate if more than one is quoted. If this index ceases to be published in THE WALL STREET JOURNAL, an alternate index of similar nature will be selected. All computations of interest shall be made by the Holder on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

               Whenever any payment hereunder shall be stated to be due on a day other than a day on which full-service commercial banks are generally open for business in the State of Maryland (a "BUSINESS DAY"), such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

        All payments hereunder shall be made to Holder at _____________________ _______________________________ or at such other address as the Holder may from time to time designate in writing to Intracel.

               Commencing on the first business day after the date Intracel's common stock, par value $.0001 per share ("COMMON STOCK") is listed or admitted for trading on a national securities exchange, Holder may elect to convert all or a portion of the outstanding Principal Sum and accrued interest due hereunder, in even increments of Fifty Thousand and No/100 Dollars ($50,000.00), into the number of shares of Common Stock derived by dividing (a) such outstanding Principal Sum to be converted hereunder by (b) the Conversion Price then in effect. For purposes of this Note, Conversion Price shall mean the last sale price, regular way, of the shares of the Common Stock on the Business Day immediately preceding the date Holder notifies Intracel of its election to convert all or a portion of the Principal Sum into Common Stock (the "PRICING DATE") or, in case no such sale takes place on the Pricing Date, the average of the closing bid and asked prices of the shares of the Common Stock, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or, if the shares of the Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which shares of the Common Stock are listed or admitted to trading; provided, however, that the Conversion Price shall in no event be an amount be less than [seventy-five percent (75%) of the per share initial public offering price of the Common Stock]. If shares of Common Stock are not publicly held or so listed or publicly traded, the Conversion Price shall be an amount determined in good faith by the Intracel Board of Directors as the fair market value of a share of Common Stock which determination shall be final, binding and conclusive. Holder may exercise its right to convert all or a portion of the Principal Sum under this Note only once during each calendar quarter during the term of this Note.

               Intracel shall at all times reserve and keep available for issuance upon the conversion of this Note, free from any preemptive rights, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of the entire outstanding Principal Sum of this Note into shares of Common Stock, and shall take all action required to authorize a sufficient number of shares of Common Stock necessary to permit the conversion, at any time, of the outstanding Principal Sum of this Note, plus accrued but unpaid interest due thereon.

               Any one of the following events constitutes an event of default ("EVENT OF DEFAULT") under this Note: (a) failure of Intracel to make any payment of the Principal Sum or interest when due and such failure continues for five days after written notice of such default by Holder; (b) failure of Intracel to perform, observe, or comply with any provisions of this Note; (c) filing by Intracel of any petition for relief under the Bankruptcy Code or any similar federal or state statute or service upon Intracel of any petition for relief under the Bankruptcy Code or under any federal or state bankruptcy, reorganization, arrangement, insolvency, receivership, or similar law, if that petition is not dismissed within 30 days after service upon Intracel.

               Upon the occurrence of any Event of Default, Holder may, at its option, declare the entire unpaid balance of the Principal Sum, together with all accrued and unpaid interest, to become immediately due and payable. Holder's failure to exercise this option upon an Event of Default, however, does not constitute a waiver of Holder's right to exercise this option in the event of a subsequent Event of Default. Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. Holder's acceptance of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time, or nullify any prior exercise of any such option without Holder's express written consent. Intracel shall pay all costs incurred by Holder in the collection or enforcement of this Note, whether or not suit is filed thereon, including reasonable attorneys' fees.

               This Note shall be governed by and construed according to the laws of the State of Maryland, without regard to principles of conflict of laws.

               Intracel agrees that the extension of credit evidenced by this Note shall be used by Intracel solely in furtherance of Intracel's commercial business activities.

               This Note shall be binding upon the successors and assigns of Intracel and shall inure to the benefit of Holder, and its successors and permitted assigns. This Note may not be assigned or transferred by Holder without the prior written consent of the Intracel, which consent shall not be unreasonably withheld.

               If any term or provision of this Note shall be held invalid, illegal or unenforceable, in whole or in part, neither the validity of the remaining part of such term or provision, nor the validity of the remaining terms of this Note shall in any way be affected thereby.

               Intracel hereby waives any right to a trial by jury in connection with any suit brought under this Note by Holder. This Note arises out of that certain Bill of Sale, by and between Intracel and Holder, dated of even date herewith.




                                            INTRACEL CORPORATION



                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                                                       EXHIBIT L

                               SECURITY AGREEMENT


                THIS SECURITY AGREEMENT is entered into as of this _______ day of ____________, 19___, by and between Lehigh Valley Hospital and Health Network, a Pennsylvania non-profit corporation with its principal office at Cedar Crest & I-78, Allentown, PA ("SECURED PARTY"), and Intracel Corporation, a Delaware corporation with its principal office at 1330 Piccard Drive, Rockville, MD ("DEBTOR").

                WHEREAS, Debtor has executed and delivered to the Secured Party a convertible promissory note (the "NOTE") of even date herewith; and

                WHEREAS, as a condition to the obligation of Secured Party to accept the Note, Debtor is required to enter into this Security Agreement and to grant to Secured Party a security interest in the Collateral (as hereinafter defined).

                NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:


1.      SECURITY INTEREST


        1.1.    COLLATERAL

                As security for the Secured Obligations, Debtor hereby grants to Secured Party a Security Interest in and lien on, and assigns and pledges to Secured Party, all of the following (the "COLLATERAL"):


                (a) all of the equipment described in Exhibit A attached hereto, which equipment will be located at _______________________________________
during the term hereof.

                (b) any and all additions to any of the foregoing, and any and all replacements, products and proceeds (including insurance proceeds) of any of the foregoing.


        1.2.    RIGHT OF SECURED PARTY TO PAY TAXES OR COSTS RELATING TO
                COLLATERAL

                Secured Party shall have the right, but not the obligation, to pay any taxes or levies on the Collateral or any costs to repair or to preserve the

Collateral, which payment shall be made for the account of Debtor and shall constitute a part of the Secured Obligations.


        1.3.    FINANCING STATEMENTS

                At the request of Secured Party, Debtor will promptly join with Secured Party in executing financing statements, continuation statements, assignments, certificates and other documents with respect to the Collateral pursuant to the Uniform Commercial Code and otherwise as may be necessary to enable Secured Party to perfect or from time to time renew the Security Interests granted hereby (including without limitation such financing statements, continuation statements, certificates and other documents as may be necessary to perfect a Security Interest in any additional property or rights hereafter acquired by Debtor or in any replacements or proceeds thereof), in a form satisfactory to Secured Party, and Debtor will pay the cost of filing the same in all public offices wherever Secured Party deems filing to be necessary or desirable. Debtor grants Secured Party the right, at Secured Party's option, to file any or all such financing statements, continuation statements and other documents pursuant to the Uniform Commercial Code and otherwise, without Debtor's signature, and irrevocably appoints Secured Party as Debtor's attorney in fact to execute any such statements and documents in Debtor's name and to perform all other acts which Secured Party deems appropriate to perfect and continue the Security Interests conferred by this Agreement.


        1.4.    INJURY TO COLLATERAL

                No injury to, or loss or destruction of, the Collateral shall relieve Debtor of any of the Secured Obligations.


2.      REPRESENTATIONS AND WARRANTIES OF DEBTOR

                Debtor hereby represents and warrants to the Secured Party that:


        2.1.    CORPORATE AUTHORITY

                Debtor is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, and has all requisite power and authority, corporate and otherwise, to own, operate and lease its properties and to carry on its business as currently conducted, to execute and deliver and perform this Agreement and any other instruments or agreements executed in connection herewith, and to incur the obligations provided for therein and to perform the transactions contemplated thereby (including without limitation the creation of a first security interest in favor of Secured
Party in the Collateral), all of which have been duly and validly authorized by all proper and necessary actions, all of which actions are in full force and effect.

        2.2.    APPROVALS

                No approval, consent or other action by the stockholders of Debtor, by any governmental authority, or by any other person or entity, is or will be necessary to permit the valid execution, delivery or performance by Debtor of this Agreement or of any other instruments or agreements executed in connection herewith.


        2.3.    BINDING EFFECT, NO VIOLATIONS

                Debtor has duly authorized the execution, delivery and performance of this Agreement and of all other instruments or agreements executed in connection herewith, each of which, upon its execution and delivery, will constitute a legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms. The execution, delivery, and performance of this Agreement and of all other instruments or agreements executed in connection herewith will not (a) violate, conflict with, or constitute a default under any law, regulation, order or any other requirement of any governmental authority or arbitrator, any terms of the Articles or Certificate of Incorporation or bylaws of Debtor, or any contract, agreement or other arrangement binding upon or affecting Debtor or any of its properties, (b) result in the creation, imposition or acceleration of any indebtedness or any mortgage, lien, reservation, covenant, restriction or other encumbrance (each of the foregoing hereinafter referred to as an "ENCUMBRANCE") of any nature upon, or with respect to, Debtor or any of its properties, (c) have a material adverse effect on the conduct of Debtor's business as it is now being conducted and proposed to be conducted while this Agreement is in effect, or (d) otherwise impair the value of the Security Interests granted to Secured Party hereunder.


        2.4.  TITLE TO COLLATERAL

                As of the date hereof, Debtor is the sole owner of, and has good, valid and marketable title to, the Collateral, free from all Encumbrances and Security Interests in favor of any person other than Secured Party, and has full right and power to grant Secured Party a Security Interest therein. Upon the execution and delivery of this Agreement, and upon the filing of financing statements referred to in SECTION 1.3 hereof, Secured Party will have a good, valid and perfected first lien and Security Interest in the Collateral, subject to no liens, encumbrances and security interests in favor of any other person or entity.


        2.5.    NO DEFAULT

                No event which constitutes, or with notice, lapse of time or other condition would constitute, an Event of Default has occurred or is continuing. Debtor is not, to its knowledge, in default under any contract or agreement, which default would have a material adverse effect on the business, properties or condition, financial or otherwise, of Debtor, or in default in the performance of any representations, warranties, covenants or conditions respecting any of its indebtedness, and no holder of any indebtedness of Debtor has given notice of any asserted default thereunder, and no liquidation or dissolution of Debtor and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Debtor or its properties is pending or, to the knowledge of Debtor, is threatened against it.


3.      AFFIRMATIVE COVENANTS OF DEBTOR

                Until all Secured Obligations of Debtor have been paid in full and performed, Debtor hereby covenants that it shall, unless Secured Party otherwise consents in advance in writing:


        3.1.    CORPORATE EXISTENCE AND BUSINESS CONDUCT

                Preserve, maintain and keep in full force and effect its corporate existence in the jurisdiction of its incorporation, and all rights, franchises, and privileges necessary or desirable in the normal conduct of its business; continue to engage in business of the same general type as now conducted by it; and conduct such business in an orderly, efficient and regular manner consistent with the conduct of its business prior to the date hereof.


        3.2.    TAXES, CHARGES, AND OBLIGATIONS

                Pay and discharge, or cause to be paid and discharged, all taxes, assessments and other governmental charges imposed upon the Collateral or upon any part thereof, or for its use or operation, prior to the date on which penalties attach thereto, as well as all lawful claims which, if unpaid, might become an Encumbrance upon the Collateral, and pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of the indebtedness and other obligations of whatever nature of Debtor; provided that Debtor shall not be required to pay any such tax, assessment, charge, levy, claim, indebtedness or obligation which is being contested in good faith and by proper proceedings if Debtor sets aside on its books adequate reserves therefor.


        3.3.    MAINTENANCE OF PROPERTY

                Keep the property comprising the Collateral, or cause the property comprising the Collateral to be kept, in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements thereof.

        3.4.    INSURANCE

                Maintain, or caused to be maintained, with financially sound and reputable insurers acceptable to Secured Party, insurance with respect to the Collateral against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations. Debtor shall furnish to, or cause to be furnished to, Secured Party such certificates, policies or endorsements evidencing such insurance as Secured Party may require, and if Debtor fails to do so, Secured Party may obtain such insurance and charge the cost thereof to Debtor's account and add it to Secured Obligations of Debtor. All such insurance policies shall be in form and substance reasonably satisfactory to Secured Party. Secured Party shall be named as an additional insured on all such insurance policies. In the event of a casualty loss, the proceeds of all such insurance policies shall be payable directly to Secured Party and may be applied to the restoration or replacement of that portion of the Collateral which was the subject of such loss or to payment of Secured Obligations of Debtor, whether or not due, as Secured Party may direct. Debtor shall give Secured Party immediate written notice of any and all loss or damage to the Collateral, however occasioned.


        3.5.    CONTRACT OBLIGATIONS

                Perform in accordance with its terms every contract, agreement, or other arrangement to which Debtor is a party or by which it or any of the Collateral is bound, except to the extent that Debtor is contesting the provisions thereof in good faith and by proper proceedings, and the failure to comply therewith does not and will not, in the aggregate, have a material adverse effect on the business, operations, property, or condition (financial or otherwise) of Debtor.


        3.6.   COMPLIANCE WITH LAWS

                Comply with all applicable laws, regulations, orders, and other requirements of any court, tribunal, arbitrator or governmental authority, non-compliance with which could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of Debtor.


        3.7.   ACCESS TO DEBTOR'S EMPLOYEES, PROPERTIES, AND BOOKS AND RECORDS

                Permit Secured Party and any agents or representatives thereof to visit and inspect the Collateral to examine and make abstracts from any of Debtor's books and records at any and all reasonable times and as often as Secured Party or such agents or representatives may desire, and to discuss the business, operations, properties, and condition (financial or otherwise) of Debtor as they affect the Collateral with any of the officers, directors, employees, agents or representatives (including, without limitation, the independent certified public accountants) of Debtor. Debtor will maintain such records and books of account at the address indicated in SECTION 7.3, except that Debtor may relocate such records and books of account if Debtor gives Secured Party at least thirty (30) days' prior written notice of any change in the location of such records and books of account.


        3.8.    COLLATERAL

                Execute and deliver any and all documents, or cause the execution and delivery of any and all documents, necessary for Secured Party to create, perfect, preserve, validate or otherwise protect its Security Interest in the Collateral; maintain, or cause to be maintained, at all times, Secured Party's Security Interest in the Collateral; immediately upon learning thereof, report to Secured Party any reclamation, return or repossession of goods, any claim or dispute asserted by any debtor or other obligor of Debtor, and any other matters affecting the value or enforceability or collectibility of any of the Collateral; defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Party and pay all costs and expenses (including attorneys' fees and expenses) incurred in connection with such defense; and at Debtor's sole cost and expense (including attorneys' fees and expenses), settle any and all such claims and disputes and indemnify and protect Secured Party against any liability, loss or expense arising therefrom or out of any such reclamation, return or repossession of any of the Collateral, provided, however, if Secured Party shall so elect, it shall have the right at all times to settle, compromise, adjust, or litigate all claims or disputes directly with the debtor or other obligor of Debtor upon such terms and conditions as Secured Party deems advisable, and to charge all costs and expenses thereof (including attorneys' fees and expenses) to Debtor's account and to add them to the Secured Obligations.


4.      NEGATIVE COVENANTS OF DEBTOR

        Until all Secured Obligations of Debtor are paid in full and performed, Debtor hereby covenants and agrees that it shall not, unless Secured Party otherwise consents in advance in writing:


        4.1.    ENCUMBRANCES

                Directly or indirectly create, incur, assume, or permit to continue in existence any mortgage, lien, charge or encumbrance on, or security interest in, or pledge or deposit of, or conditional sale or other title retention agreement with respect to the Collateral, except for:

                (i) liens for taxes, assessments or governmental charges the payment of which is not at the time required by SECTION 3.2;

                (ii) statutory liens of landlords and liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, for which it has made such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles;

                (iii) liens incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                (iv) any attachment lien being contested in good faith and by proceedings promptly initiated and diligently conducted, unless the attachment giving rise thereto shall not, within sixty (60) days after the entry thereof, have been discharged or fully funded or shall not have been discharged within sixty (60) days after the termination of such bond;

                (v) any judgment lien, unless the judgment it secures shall not, within sixty (60) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within sixty (60) days after the expiration of any such stay;

                (vi) easements, rights-of-way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business and not interfering with the ordinary conduct of the business of Debtor;

                (vii) liens securing motor vehicle loans and leases provided that any such lien shall at all times be confined to the motor vehicle or vehicles being purchased with the proceeds of such indebtedness or leased;

                (viii) liens which (a) secure loans for the purchase of equipment other than equipment which is purchased to replace equipment comprising the Collateral, (b) are confined to the equipment so purchased, and
(c) are incurred with the Secured Party's prior written consent, which consent shall not be unreasonably withheld;

                (ix) liens, charges, encumbrances and priority claims junior to those of the Secured Party and which are incidental to the conduct of the business of Debtor and the ownership of its properties and assets and incurred in the ordinary course of Debtor's business; and

                (x) mortgages, liens and security interests securing the payment of the Secured Obligations.


        4.2.    LOCATION OF COLLATERAL

                Change the location of any items of inventory or equipment from the places of business where such items of Collateral are required to be located by SECTION 1.1 hereof.


5.      EVENTS OF DEFAULT

        Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions ("EVENTS OF DEFAULT"):


        5.1.    FAILURE TO MAKE PAYMENT

                Debtor shall fail to make any payment of principal or interest on any of the Secured Obligations as and when the same shall become due and payable (whether at maturity or at a date fixed by acceleration or otherwise), and such failure continues for a period of twenty (20) Business Days, which for purposes of this Agreement shall mean any day on which full-service commercial banks are generally open for business in the State of Maryland (each, a "BUSINESS DAY"), after Secured Party gives notice thereof to Debtor; or


        5.2.    REPRESENTATION AND WARRANTIES

                Any representation or warranty of Debtor made herein shall prove to have been incorrect or misleading or breached in any material respect on or as of any date as of which made; or


        5.3.    OBSERVANCE OF COVENANTS

                Debtor shall at any time fail to observe, satisfy or perform any of the covenants or agreements contained in SECTION 3 or 4 hereof and such default shall continue unremedied for a period of twenty (20) Business Days after written notice of the existence of such default shall have been received by Debtor from Secured Party; or


        5.4.    OBSERVANCE OF OTHER PROVISIONS

                Debtor shall fail to observe or perform any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of twenty (20) Business Days after written notice of such default shall have been received by Debtor from Secured Party.

6.      RIGHTS OF SECURED PARTY UPON OCCURRENCE OF EVENTS OF DEFAULT


        6.1.    MISCELLANEOUS RIGHTS OF SECURED PARTY

                Upon the occurrence of any Event of Default, such Event of Default not having been previously remedied or cured, Secured Party shall have the right (a) to declare all of the Secured Obligations to be immediately due and payable, whereupon all such Secured Obligations shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding; and/or (b) to exercise any one or more of the rights and remedies exercisable by Secured Party under other provisions of this Agreement or exercisable by a secured party under the Uniform Commercial Code as in effect in Pennsylvania (subject to any rights of Debtor to redeem the Collateral provided therein) or under any other applicable law.


        6.2.   RIGHT OF SECURED PARTY TO TAKE POSSESSION AND FORECLOSE

                Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, Secured Party shall have the right, subject to compliance with the requirements of SECTION 6.3, to take possession of the Collateral and of any and all books of account and records of Debtor relating to any of the Collateral, the right to place Secured Party's representatives upon any premises on which the Collateral or any part thereof or any such books of account or records may be situated with full power to remove the same therefrom. Secured Party may require Debtor to assemble the Collateral or any part thereof and to make the same (to the extent the same is moveable) available to Secured Party at a place to be designated by the Secured Party which is reasonably convenient to all parties. Secured Party may render the Collateral or any part thereof unusable without removing the same from the premises on which it may be situated, and may sell the same on the premises of Debtor if such Collateral or part thereof is situated thereon. The Secured Party will give the Debtor at least twenty (20) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, which notice shall constitute reasonable notice. In addition to exercising the foregoing rights, Secured Party may, to the extent permitted by law, arrange for and conduct the sale of the Collateral at a public or private sale, as Secured Party may elect, which sale may be conducted by an employee or representative of Secured Party, and such sale shall be considered or deemed to be a sale in a commercially reasonable manner. Secured Party may release, temporarily or otherwise, to Debtor any item of Collateral of which Secured Party has taken possession pursuant to any right granted to Secured Party by this Agreement without waiving any rights granted to Secured Party under this SECTION 62.2.

Secured Party, in dealing with or disposing of the Collateral or any part thereof, shall not be required to give priority or preference to any item of Collateral or otherwise to marshall assets.


        6.3.    RIGHT OF SECURED PARTY TO USE AND OPERATE COLLATERAL

                Upon the Secured Party's taking possession of all or any part of the Collateral, pursuant to any right granted Secured Party by this Agreement, Secured Party shall have the right to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, Secured Party may, from time to time, at the expense of Debtor, make all such repairs, replacements, alterations, additions and improvements to and of all or any of the Collateral as Secured Party may deem proper. In any such case Secured Party shall have the right to exercise all rights and powers of Debtor in respect of the Collateral or any part thereof as Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as Secured Party may see fit; and Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof.


        6.4.   APPLICATION OF PROCEEDS

                All dividends, interest, rents, issues, profits, fees, revenues, income, and other proceeds from collecting, holding, managing, renting, selling, or otherwise disposing of the Collateral or any part thereof shall be applied in the following order of priority:

                                First, to the payment of all costs and expenses
                        of collecting, storing, leasing, holding, operating, managing, selling or otherwise disposing of, or delivering the Collateral or any part thereof or any proceeds thereof and of conducting the Debtor's business, and of maintenance, repairs, replacements, alterations, additions and improvements of or to the Collateral, and to the payment of all sums which Secured Party may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which Secured Party may be required or authorized to make under any provision of this Agreement (including in each such case legal costs and attorneys' fees and expenses and all expenses, liabilities and advances made or incurred in connection therewith);

                                Second, to the payment of all Secured
                        Obligations;

                                Third, to the satisfaction of indebtedness
                        secured by any subordinate security interest of record in the collateral if written notification of demand therefor is received before distribution of the proceeds is completed. If requested by Secured Party, the holder of a subordinate security interest shall seasonably furnish reasonable proof of his interest, and unless he does so Secured Party need not comply with his demands; and

                                Fourth, to the payment of any surplus then
                        remaining to Debtor, unless otherwise provided by law or directed by a court of competent jurisdiction; provided that Debtor shall be liable for any deficiency if such proceeds are insufficient to satisfy the Secured Obligations.


7.      MISCELLANEOUS PROVISIONS


        7.1.    ADDITIONAL ACTIONS AND DOCUMENTS

                Debtor hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the closing of transactions contemplated hereby or the occurrence of an Event of Default hereunder.


        7.2.    EXPENSES

                Debtor agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save Secured Party harmless against liability for the payment of all out-of-pocket expenses arising in connection with the preparation, execution, delivery, administration, or enforcement of, or the preservation or exercise of any rights (including the right to collect and dispose of the Collateral) under this Agreement, including without limitation the fees and expenses of counsel to Secured Party arising in such connection.

        7.3.    NOTICES

                All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, addressed as follows:

                     (a)       If to Debtor:

                               Intracel Corporation
                               1330 Piccard Drive
                               Rockville, MD  20850
                               Attention: Daniel S. Reale
                               Facsimile:  (301) 296-0082

                   with a copy (which shall not constitute notice) to:

                             Hogan & Hartson L.L.P.
                             555 13th Street, N.W.
                             Washington, D.C.  20004-1109
                             Attention:  Donna Boswell, Esq.

                   (b)       If to Secured Party:

                             Lehigh Valley Hospital and Health Network
                             Cedar Crest & I-78
                             Allentown, PA
                             Attention:  Louis L. Leibhaber
                             Facsimile:  (610) 402-7253

                             with a copy (which shall not constitute notice) to:

                             Tallman, Hudders & Sorrentino
                             The Paragon Center
                             1611 Pond Road, Suite 300
                             Allentown, PA  18104-2256
                             Attention:  Matthew R. Sorrentino, Esq.
                             Facsimile:  (610) 391-1800

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee (with the return receipt or the delivery receipt being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


        7.4.     WAIVER BY SECURED PARTY

                No waiver by Secured Party of, or consent by Secured Party to, a variation from the requirements of any provision of this Agreement shall be effective unless made in a written instrument duly executed on behalf of Secured Party by its duly authorized officer, and any such waiver shall be limited solely to those rights or conditions expressly waived.


        7.5.     RELEASE OF COLLATERAL

                Promptly following performance and payment in full of the Secured Obligations, the Security Interest created hereby shall terminate, and Secured Party shall execute and deliver such documents, at Debtor's expense, as are necessary to release Secured Party's Security Interest in the Collateral.


        7.6.    BENEFIT AND ASSIGNMENT

                This Security Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. This Agreement may not be assigned by the Debtor without the prior written consent of Secured Party. In the event of a sale or assignment by Secured Party of all or any part of the interests in the Note, Secured Party may assign and transfer its rights and interests under this Agreement in whole or in part to the Purchaser or Purchasers of such interests in the Note, whereupon such Purchaser or Purchasers shall become vested with all of the powers and rights given to the Secured Party hereunder, and shall be deemed to be a Secured Party for all purposes hereunder, and the predecessor Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.


        7.7.    SEVERABILITY

                If fulfillment of any provision of this Agreement, or performance of any transaction related hereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity.

        7.8.    SURVIVAL

                It is the express intention and agreement of the parties hereto that all covenants and agreements, statements, representations, warranties and indemnities made by Debtor shall survive the execution and delivery of this Agreement.


        7.9.    RIGHTS CUMULATIVE

                The rights and remedies of Secured Party described herein are cumulative and not exclusive of any other rights or remedies which Secured Party otherwise would have at law or in equity or otherwise. No notice to or demand on Debtor in any case shall entitle Debtor to any other notice or demand in similar or other circumstances.


        7.10.   ENTIRE AGREEMENT, MODIFICATION; BENEFIT

                This Agreement and the exhibits hereto constitute the entire agreement of the parties hereto with respect to the transactions contemplated herein, and supersede all prior oral and written agreements with respect to the transactions contemplated herein, and may not be modified, deleted or amended in any manner except by agreement in writing executed by the parties.


        7.11.   TERMINATION

                This Agreement shall terminate upon payment in full of all amounts payable and performance of all other obligations owed by Borrower to Secured Party under this Agreement.


        7.12.   CONSTRUCTION

                This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Maryland (but not including the choice of law rules thereof). Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.


        7.13.   EXECUTION

                To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for any particular number of counterparts; but rather any number of counterparts shall be sufficient so long as those counterparts contain the respective signatures of, or on behalf of, all of the parties hereto.


        7.14.   FILING

                A photographic or other copy of this Agreement may be filed in lieu of a financing statement.

           IN WITNESS WHEREOF, each of the parties have duly caused this Security Agreement to be duly executed in its name and on its behalf, as of the date first written above.



ATTEST:                                DEBTOR:

                                       INTRACEL CORPORATION

By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------



ATTEST:                                SECURED PARTY:

                                       LEHIGH VALLEY HOSPITAL AND
                                       HEALTH NETWORK

By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                                   EXHIBIT M

                                  BILL OF SALE

     THIS BILL OF SALE (the "BILL OF SALE") is executed and delivered effective this ________ day of _______ 199__, by Lehigh Valley Hospital and Health Network, a Pennsylvania non-profit corporation ("SELLER"), to Intracel Corporation, a Delaware corporation ("BUYER").

     WHEREAS, Seller and Buyer have entered into a Joint Venture Agreement dated as of November __, 1998, providing for, among other things, the purchase by the Buyer of the assets described in Exhibit A attached hereto and incorporated by reference herein (the "ASSETS"); and

     WHEREAS, the parties hereto desire by this Bill of Sale for Seller to sell, assign, transfer and convey to Buyer the Assets for the purchase price (the "PURCHASE PRICE") set forth herein.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Seller hereby grants, bargains, sells, delivers, transfers, sets over, assigns and conveys to Buyer and its successors and assigns, free and clear of any and all liens, claims or encumbrances of any kind, except for Seller's Security Interest (as defined below), those Assets set forth in Exhibit A for a total aggregate Purchase Price of $_____, of which $______ shall be paid by Buyer by check or wire transfer of readily available funds, and the remaining $______ shall be paid by Buyer in the form of a convertible promissory note substantially in the form of Exhibit B attached hereto (the "PROMISSORY NOTE"), which is secured by a Security Agreement of even date herewith, by and between Buyer and Seller substantially in the form of Exhibit C attached hereto (the "SECURITY AGREEMENT"), pursuant to which Buyer has granted a security interest in the Assets (the "SELLER'S SECURITY INTEREST") to secure Buyer's obligations under the Promissory Note. The principal amount due under the Promissory Note shall be due and payable on _________, 20__ together with interest thereon at a rate equal to the prime rate of interest as published in the Wall Street Journal. The parties agree that the Purchase Price reflects the fair market value of the Assets.

     2. Seller, for itself and its successors and assigns, covenants to and agrees with Buyer to warrant and defend the sale, transfer, assignment, conveyance and delivery of the Assets unto Buyer and its successors and assigns, against all lawful claims and demands arising from Seller's ownership of the Assets prior to the date hereof.

     3. Seller hereby covenants to and agrees with Buyer that it will duly execute and deliver any other documents necessary to effect the transfer of the Assets.

     4. All of the terms and provisions of this Bill of Sale shall be binding upon Seller and its respective successors and assigns, and shall inure to the benefit of Buyer and its successors and assigns.

     5. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Maryland, excluding choice of law rules.

     6. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall be deemed one and the same instrument.

     IN WITNESS WHEREOF, Seller and Buyer have caused the due execution of this Bill of Sale as of the day and year first written above.


                                   LEHIGH VALLEY HOSPITAL AND HEALTH
                                   NETWORK

                                   By: ______________________

                                   Name: ____________________

                                   Title: ___________________



                                   INTRACEL CORPORATION

                                   By: ______________________

                                   Name: ____________________

                                   Title: ___________________

                                   EXHIBIT N

               AMENDED AND RESTATED INITIAL ONCOVAX CENTER LEASE

          THIS AMENDED AND RESTATED INITIAL ONCOVAX CENTER LEASE (this "LEASE"), is entered into as of December 11, 1998 by and between LEHIGH VALLEY HOSPITAL AND HEALTH NETWORK, a Pennsylvania non-profit corporation ("LANDLORD"), having its principal office at Cedar Crest & I-78, Allentown, PA and INTRACEL CORPORATION, a Delaware corporation (the "TENANT"), having its principal office at 1330 Piccard Drive, Rockville, MD.

          WHEREAS, on October 21, 1998 the parties hereto were negotiating in good faith the terms of a Joint Venture Agreement to be entered into by and between the parties (the "JOINT VENTURE AGREEMENT"), which contemplated that the parties would enter into an Initial OncoVax Center Lease (the "INITIAL ONCOVAX CENTER LEASE") and notwithstanding the fact that the Joint Venture Agreement was not entered into on such date, the parties entered into the Initial OncoVax Center Lease and an accompanying letter agreement;

          WHEREAS, the parties have concluded the negotiations of the Joint Venture Agreement and desire to enter into such Joint Venture Agreement; and

          WHEREAS, the parties desire to enter into this Lease to amend and restate the Initial OncoVax Center Lease in its entirety to reflect all of the additional terms and conditions relating to said lease as negotiated between the parties since the execution of the Initial OncoVax Center Lease.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              W I T N E S S E T H:

1.   LEASED PREMISES; FIXTURES AND EQUIPMENT; COMMON AREAS

          Landlord does hereby grant, demise and lease unto Tenant, and Tenant does hereby lease and take from Landlord, for the Term (as defined below) and upon the terms and conditions set forth in this Lease, the premises known as the "Clean Room" which is located on the second floor of the General Services Building of Landlord's hospital and described on EXHIBIT A attached hereto, together with the clinical patient care, administration and storage space also described on EXHIBIT A, and all improvements made by Landlord, now or hereafter constructed thereon and all rights, privileges, easements and appurtenances belonging or pertaining thereto (collectively, the "LEASED PREMISES"), together with all of Landlord's fixtures and personal property, whether owned or leased by Landlord, located on or used or useful or associated with, the Leased Premises, including but not limited to the Clean Room Equipment (as defined in EXHIBIT B), and all other furnishings, machinery, apparatus, movable or non-movable equipment and materials described in EXHIBIT B attached hereto (collectively the "FIXTURES AND EQUIPMENT"). Landlord also hereby grants to Tenant a nonexclusive license of the benefit of Tenant, its employees, agents and invitees for access to and from the Leased Premises through the building and over the property of Landlord appurtenant thereto, and to use those parts of the building designated by Landlord for use by tenants including, but not limited to toilet rooms, elevators and unrestricted parking areas, all as more particularly described in EXHIBIT C attached hereto (collectively, the "COMMON AREAS").

2.   SERVICES

          During the Term, Landlord shall provide Tenant with all services, including, but not limited to, electricity, heat, gas and air conditioning (collectively "UTILITIES"), removal of hazardous waste, cleaning services and laundry, necessary and sufficient for Tenant to use the Leased Premises as described in SECTION 9.1 below.

3.   POSSESSION

          Landlord shall deliver to Tenant on the Commencement Date (as herein defined) actual and exclusive possession of the Leased Premises, free and clear of all leases, tenancies, agreements, matters, liens and defects in title, together with exclusive possession of the Fixtures and Equipment.

4.   TERM

          The term of this Lease (the "TERM") shall commence on November 1, 1998 (the "COMMENCEMENT DATE") and shall end, unless earlier terminated as described in SECTION 5 below, on the Final Closing Date as that term is defined in that certain Joint Venture Agreement (the "JOINT VENTURE AGREEMENT") entered into by and between the parties hereto and dated of even date herewith. The parties agree that this Lease shall immediately expire or terminate upon the Final Closing Date or earlier terminate as described in SECTION 5 below without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby expressly waives all right to any notice which may be required under any laws now or hereafter enacted and in force in Pennsylvania, including The

Landlord and Tenant Act of 1951, Act of April 6, 1951, Act of April 6, 1951, P.L. 69 as amended (the "Act") upon such expiration or termination.

5. EARLY TERMINATION

     5.1 TERMINATION OF JOINT VENTURE AGREEMENT

     This Lease shall immediately terminate if the Joint Venture Agreement is terminated for any reason.

     5.2 EVENTS OF DEFAULT; REMEDIES

          5.2.1 EVENTS OF DEFAULT BY TENANT

          Any of the following occurrences or acts shall constitute an "Event of Default" under this Lease:

               (i) Tenant fails to pay, on the date on which the same is due and payable, any installment of monthly rent and any additional payments, within ten days after Landlord notifies that such payment is overdue and due and owing.

               (ii) Except as otherwise provided herein, a party fails to observe or perform any other provision hereof for 30 days (or such shorter period of time if such default endangers life or property) after the non-breaching party shall have delivered to Tenant notice of such failure.

               (iii) A party's filing of a petition in bankruptcy under Title 11 of the United States Code, as amended, or the commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy or a party becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an act of bankruptcy is filed or commenced against Tenant, the same shall not constitute an Event of Default if such proceeding is dismissed within 60 days from the date of such filing.

               (iv) The Leased Premises shall have been abandoned.

               (v) Any representation or warranty made herein or any statement or representation made in any certificate, report or opinion (including legal opinions), financial statement or other instrument furnished in connection with this Lease, proves to have been incorrect, false or misleading in any material respect when made.

               (vi) A party fails to comply with any requirement of any governmental authority having jurisdiction within the time required by such governmental authority; or any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a governmental authority or any restrictive covenant affecting the Leased Premises or any part thereof.

          5.2.2. REMEDIES

          If an Event of Default shall have happened and be continuing, a party shall have the right at its election, then or at any time thereafter while such Event of Default shall continue, to give written notice of its intention to terminate this Lease on a date specified in such notice. Upon the giving of such notice, the Term and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date hereinbefore fixed for the expiration of the Term.

     5.3. OTHER TERMINATION EVENTS

          This Lease may also be earlier terminated as further described in Sections 10.4 and 15 below.

6. ACTIONS UPON TERMINATION

          Upon the expiration or termination of this Lease,

          (i) Tenant shall immediately permit Landlord and its employees and agents full access to the Leased Premises to aid in the transition to a new operator, and further agrees to give up quite and peaceful possession without further notice from Landlord.

          (ii) If termination results because of Tenant's Event of Default, Tenant shall continue to pay to Landlord the monthly rent until the end of the Term; provided, that Tenant shall not be responsible for such rent if the Leased Premises have been relet.

7. PAYMENTS

     7.1 RENTAL PAYMENTS

          Tenant shall pay as rent for the Leased Premises and the Fixtures and Equipment to Landlord during the period of time from the Commencement Date through the Term monthly installments of Six Thousand Six Hundred and Ninety Dollars and no cents ($6,690.00), in advance without demand on or before the first day of each month from and including the month in which the commencement Date occurs, which the parties agree (i) reflects the fair market rental value of the Leased Premises and the Fixtures and Equipment and (ii) is attributable in its entirety to the Fixtures and Equipment. Rent for any partial month shall be prorated based upon the actual number days in such month.

     7.2. ADDITIONAL PAYMENTS

          Tenant shall pay as additional payments for the services provided in
Section 2 above (except Utilities which Landlord shall provide to Tenant without any additional payments), monthly installments of Two Thousand Dollars and no cents ($2,000.00), in advance without demand on or before the first day of each month from and including the month in which the Commencement Date occurs, which the parties agree reflects the fair market value of the services provided in Section 2.

     7.3. DEFAULT

          Tenant may not be declared in default for non-payment of rent or any additional payments due hereunder if such rent or additional payments is/are received by Landlord by the 10th day of the month.

8.   TITLE AND QUIET ENJOYMENT

          Subject to Section 18 below, Landlord hereby represents, warrants and covenants that it has good and marketable fee simple title to the Leased Premises, that the same is subject to no other leases, tenancies, agreements, encumbrances (including delinquent taxes), liens or defects in title affecting said property or the rights granted Tenant in this Lease. Landlord further covenants that there are no restrictive covenants, zoning or other local ordinances or regulations which will prevent Tenant from using and occupying the Leased Premises for a current Good Manufacturing Practices ("cGMP") laboratory and support area. Landlord further represents, warrants and covenants that it has good and marketable title to all Fixtures and Equipment and that same are subject to no leases, agreements, encumbrances, liens or defects in title affecting said property or the rights granted Tenant in this Lease. Landlord covenants and agrees that during the Term, Tenant shall, upon paying the rent and performing the covenants of this Lease on its part to be performed, peaceably and quietly have, hold and enjoy the Leased Premises and Fixtures and Equipment and all rights granted Tenant in this Lease.

9.   USES OF LEASED PREMISES; ACCESS TO LEASED PREMISES AND COMMON AREAS

     9.1. TENANT'S USE OF LEASED PREMISES

          The Leased Premises and the Fixtures and Equipment therein shall be used for the conduct and operation of a cGMP laboratory and support area in conformity with applicable law and the terms and conditions of the Joint Venture Agreement. The Leased Premises shall be operated under the names of "Intracel Corporation," and no other names shall be permitted to be used in lieu of or in addition to such name without the prior written consent of Landlord. Tenant hereby agrees to comply and conform in all material respects with all legal requirements concerning the use, occupancy and conditions of the Leased Premises and all machinery, equipment, furnishings, fixtures and improvements therein. If any such legal requirement requires an occupancy or use permit, license, special exception, or other local, state or federal agency certification, then Tenant shall promptly obtain and keep current the same.

     9.2. LANDLORD ACCESS TO LEASED PREMISES

          Landlord may enter upon the Leased Premises, upon reasonable notice to Tenant, to inspect, maintain, repair the Leased Premises. Landlord may enter the Leased Premises at any time to perform emergency repairs to preserve the Leased Premises and/or the Fixtures and Equipment.

     9.3. TENANT'S ACCESS TO LEASED PREMISES AND COMMON AREAS

          Landlord shall keep the Leased Premises and the Common Areas "open" during normal business hours which, for purposes of this Lease, shall mean 24 hours a day, 365 days a year. Landlord shall provide lighting, electricity, heat, air conditioning, water, elevator service and other necessary services for Tenant's use and access to the Leased Premises and the Common Areas when open. Tenant's use of the Common Areas shall not unreasonably hinder or interfere with the Landlord's or other tenants' use of their Common Areas.

10.  CONDITIONS OF LEASED PREMISES, FIXTURES AND EQUIPMENT; MAINTENANCE AND
     REPAIRS

     10.1. CONDITION OF LEASED PREMISES, FIXTURES AND EQUIPMENT

           Landlord hereby represents and warrants that the Leased Premises are constructed substantially in compliance with all applicable building codes and regulations and substantially in accordance with the plan and specifications approved by the Commonwealth of Pennsylvania Board of Health (the "Board of Health"). Upon the expiration or earlier termination of the Lease, Tenant shall surrender the Leased Premises in good condition, reasonable wear and tear and damage by casualty and fire excepted, with all lighting, plumbing, electrical and life/safety systems and the Fixtures and Equipment, in good working condition, other than the "Tenant's Fixtures and Equipment Required to be Removed or Otherwise Transferred" (as defined in Section 11.2).

     10.2 TENANT'S MAINTENANCE AND REPAIRS

          During the Term of this Lease, Tenant, at its expense, hereby agrees to clean, and maintain and keep in good repair its equipment.

     10.3 LANDLORD'S MAINTENANCE AND REPAIRS

          Landlord shall make and pay for all repairs, replacements and maintenance which are necessary for the operation of the Leased Premises, the Common Areas, and the Fixtures and Equipment, excluding repairs or maintenance necessitated by Tenant's willful acts or gross negligence. Tenant agrees to notify Landlord of any necessary repairs within a reasonable period time of its discovery. If Landlord fails to commence to perform any such maintenance, replacement and repair after five days notice from Tenant, Tenant shall have the right to undertake such maintenance, replacement and repair and to deduct any expenditures associated therewith from the rent payments due under Section
7.1 above.

     10.4 FIRE OR OTHER HAZARD

          Tenant hereby agrees to notify Landlord of any damages to the Leased Premises resulting from fire or other hazard and also of any dangerous or hazardous condition within the Leased Premises immediately upon the occurrence of such fire or other hazard or discovery of such condition, or as soon as practicable thereafter. Upon occurrence of a fire, repairs shall be made by Landlord as soon as reasonably may be done unless the costs of repairing the Leased Premises exceed 25% of the replacement cost of the building in which case the Landlord may, at its option, terminate this Lease by giving Tenant written notice of termination within 45 days of the date of such fire. If the Landlord does not terminate this Lease as described above, then Landlord has 45 days after the date of such fire to give written notice to Tenant setting forth Landlord's unqualified commitment to make all necessary repairs or replacements, the projected date of commencement of such repairs, and Landlord's good faith estimate of the date of completion of the same. If Landlord fails to give such notice, or if the date of completion is more than 90 days after the date of the fire or other hazard, then Tenant may, at its option, terminate this Lease and Landlord will be obligated to refund to Tenant any rent allocable to the period subsequent to the date of the fire. During any period of restoration and repair Tenant shall continue to operate within the Leased Premises to the extent practicable, with a pro-rata reduction in the rental payments based upon the usable portions of the Leased Premises.

11.  ALTERATIONS AND REMODELING OF LEASED PREMISES, AND FIXTURES AND EQUIPMENT

     11.1 ALTERATIONS AND MODIFICATIONS TO THE LEASED PREMISES

          Tenant may, at its own expense, from time to time during the term of this Lease, upon the prior written approval of Landlord as described in Section
11.3 below, make such structural alterations, additions, replacements and changes, in and to the Leased Premises, and any buildings thereon, as it finds necessary or desirable for the operation of the Leased Premises as a cGMP laboratory. All such alterations, demolitions, additions, replacements and changes shall be made in accordance with plans and specifications prepared by Tenant and approved by Landlord, in conformity with applicable building laws and regulations. Except for Fixtures and Equipment acquired, or purchased and contributed to ICC (as defined below) by Tenant pursuant to Section 11.2 below, such alterations, additions, replacements and changes shall become a part of the Leased Premises, shall be maintained and kept in repair in accordance with the provisions of Section 10, and at the expiration or termination of this Lease shall become the property of Landlord without the payment of any money or other consideration.

     11.2 ALTERATIONS AND MODIFICATIONS TO THE FIXTURES AND EQUIPMENT

          Tenant may, at its own expense, from time-to-time during the term of this Lease, install, replace and operate in the Leased Premises such removable medical equipment and personal property ("TENANT'S FIXTURES AND EQUIPMENT") as it shall deem necessary or desirable in the conduct of its business, provided all laws, rules and regulations of governmental bodies with respect thereto shall be in all material respects complied with by Tenant. Tenant may also, upon the prior written approval of Landlord as described in Section 11.3 below, make such alterations, additions, replacements and changes, in and to the Fixtures and Equipment, as it finds necessary or desirable for the operation of a cGMP laboratory. The Clean Room Equipment as described on Exhibit B shall be sold to Tenant by Landlord as of the Final Closing Date and this Lease's expiration date pursuant to Section 6.1 of the Joint Venture Agreement and together with any alterations, additions, replacements and changes thereto shall be concurrently contributed to Intracel Cancer Center of Pennsylvania, Inc. ("ICC") pursuant to Sections 3.1 and 6.2 of the Joint Venture Agreement. If this Lease is earlier terminated by Tenant pursuant to Section 5.2.1 above, the Clean Room Equipment and together with any alterations, additions, replacements and changes thereto shall remain Landlord's property and Landlord shall reimburse Tenant the actual costs of all alterations, additions, replacements and changes thereto. Prior to the expiration or termination of this Lease, Landlord and Tenant shall designate those items of Tenant's Fixtures and Equipment that Landlord or Tenant desires be removed from the Leased Premises, and the Clean Room Equipment to be purchased by Tenant and contributed to ICC upon the expiration or termination of the Lease ("TENANT'S FIXTURES AND EQUIPMENT REQUIRED TO BE REMOVED OR CONTRIBUTED"). With the exception of Tenant's Fixtures and Equipment Required to be Removed or Contributed, all of the Fixtures and Equipment shall remain on the Leased Premises at the termination of this Lease and shall remain the property of Landlord.

     11.3 LANDLORD'S CONSENT

          Landlord agrees not to unreasonably withhold, delay or condition its consent to any action proposed by Tenant pursuant to this Section 11, provided that (i) the alterations, construction or installation shall not have a material adverse effect on the structure, appearance or use of the Leased Premises or the building in which the Leased Premises are located or Fixtures and the Equipment, in the reasonable judgment of Landlord, (ii) all such alterations, construction and installations shall be expeditiously completed in compliance with all legal requirements, (iii) all work done in connection with any such alterations, construction or installation shall comply with the requirements of any insurance policy required to be maintained by Tenant hereunder, (iv) Tenant shall promptly pay all costs and expenses of any such alteration, construction or installation and shall discharge all liens filed against any of the Leased Premises or the Fixtures and Equipment arising out of the same, (v) Tenant shall procure and pay for all permits and licenses required in connection with any such alteration, construction or installation,
(vi) such alterations shall comply with any recorded lien or covenant affecting the Leased Premises, and (vii) Landlord shall incur no expense or cost whatsoever in connection with such alterations, including without limitation, costs for reviewing and approving plans, or tap fees or other utility fees. Landlord may require, as a condition to its consent to any alterations, reasonable appropriate payments, bonds, assurances and undertakings from Tenant to ensure that all such conditions are satisfied. Notwithstanding the foregoing, it shall not be unreasonable for Landlord to withhold its consent, or to condition its consent, if the holder of a mortgage withholds its consent to any of the foregoing, or requires that certain conditions or requirements be satisfied or observed.

     11.4 LIENS OF ENCUMBRANCES

          Except as permitted under Section 18, neither Tenant nor Landlord will directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any lien or encumbrance with respect to, the Leased Premises or any part thereof, or the Fixtures and Equipment or either party interest therein as a result of any alteration, construction, installation or other action of either party. The existence of any mechanic's, laborer's, materialman's, supplier's or vendor's lien, or any right in respect thereof, shall not constitute a violation of this Section 11.4 if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen so long as such payment is made or bonded off within 30 days after the later to occur of the completion of the work which gave rise to the imposition of said liens or the rendering of the invoice, statement or demand for such payment. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, expressed or implied, of any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any construction, alteration, addition, repair or demolition of or to the Leased Premises or any part thereof.

12. ENVIRONMENTAL MATTERS

     12.1. DEFINITIONS

          As used in herein, the following items shall have meanings set forth below:

               (i) "CAA" shall mean the Clean Air Act, codified at 42 U.S.C. Sections 7401, et seq., as amended.

               (ii) "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, codified at 42 U.S.C. Sections 9601, et seq., as amended.

               (iii) "CWA" shall mean the Clean Water Act, codified at 33 U.S.C. Sections 407, et seq., as amended.

               (iv) "ENFORCEMENT AGENCY" shall mean, collectively, the Environmental Protection Agency ("EPA") and any state, county, municipal or other agency having authority to enforce any Environmental Laws.

               (v) "ENVIRONMENTAL LAWS" shall mean CERCLA, HMTA, RCRA, CAA, CWA, TSCA, RHA and the Right-to-Know Act and all other federal local and municipal laws, statutes, ordinances and codes, guidelines and standards relating to health, safety, sanitation, and the protection of the environment or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials, including, without limitation, the Pennsylvania Solid Waste Management Act, 35 P.S. Sections 6018.103, et seq., the Pennsylvania Hazardous Sites Clean Up Act (Act 108 of 1988), laws and regulations regarding the discharge of water or other materials or fluids into waterways, and the rules, regulations, guidelines, decisions, orders and directives of federal, local and municipal governmental agencies, authorities and courts with respect thereto presently in effect or hereafter enacted, promulgated or implemented.

          (vi) "ENVIRONMENTAL PERMITS" -shall mean all permits, licenses, approvals, authorizations, consents or registrations required by any applicable Environmental Laws, on either an individual or group basis, in connection with the construction, ownership, use or operation of the Leased Premises, or the storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials related to the leased Premises.

          (vii) "HAZARDOUS MATERIALS" -shall mean, without limitation, flammable, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum based or related substances, hydrocarbons or like substances and their additives or constituents, and any substances now or hereafter defined as "hazardous substances," "extremely hazardous substances," "hazardous wastes," "infectious wastes" or "toxic chemicals" in any Environmental Laws, or in any regulation or order issued pursuant to any Environmental Laws.

          (viii) "HMTA" -shall mean the Hazardous Materials Transportation Act, codified at 49 U.S.C. Sections 1801, et seq., as amended.

          (ix) "RCRA" -shall mean the Resource Conservation and Recovery Act of 1976, codified at 42 U.S.C. Sections 6801, et seq., as amended.

          (x) "RELEASE" -shall have the same meaning as given to that term in CERCLA, as amended, and the regulations promulgated thereunder.

          (xi) "RHA" -shall mean the Rivers and Harbors Appropriation Act, codified at 33 U.S.C. Sections 401, et seq., as amended.

          (xii) "RIGHT-TO-KNOW ACT" -shall mean the Emergency Planning and Community Right-To-Know Act, codified at 42 U.S.C. Sections 11001, et. seq., as amended.

          (xiii) "TSCA" -shall mean the Toxic Substances Control Act, codified at 15 U.S.C. Sections 2601, et. seq., as amended.

     12.2. LANDLORD OBLIGATIONS; REPRESENTATION AND WARRANTIES

           Landlord hereby represents and warrants to Tenant that on the Commencement Date the Leased Premises does not contain asbestos or any Hazardous Materials. Landlord shall be responsible for costs, expenses, damages and penalties resulting from the existence of any Hazardous Materials in the

Leased Premises at the date of execution of this Lease and all alterations made by Landlord to the Leased Premises or the Common Areas shall be made in accordance any comply with all Environmental Laws and the requirements of any Enforcement Agencies.

     12.3. TENANT OBLIGATIONS

           Tenant shall comply at all times and in all respects with the provisions of all Environmental Laws and Environmental Permits, and shall not commit any actions or omissions that result in the incurrence of any liability under such Environmental Laws and Environmental Permits. Tenant shall obtain, whenever necessary and in its own name, appropriate Environmental Permits for its operations and shall comply in all respects with the requirements of such Environmental Permits. All alterations made in the Leased Premises made by Tenant shall be made in accordance with and shall comply with all Environmental Laws and the requirements of any Enforcement Agencies. If any statutes, laws, ordinances, rules or regulations are promulgated at any time after the date of execution of this Lease for the removal, abatement or containment of Hazardous Materials in the Leased Premises or any portion of the Leased Premises and, in the reasonable judgment of Landlord, it is hazardous for the Tenant to remain in the Leased Premises during such removal, abatement, or containment of the Hazardous Materials, Tenant shall vacate the Leased Premises or that portion of the Leased Premises that is hazardous and, provided that such condition did not result from Tenant's acts, omissions, or operations, Tenant's rent shall be abated proportionately for the period of time in which Tenant's use of such portion of the Leased Premises has been interrupted. Tenant shall not intentionally or unintentionally use, store, handle, spill or discharge any Hazardous Materials at or in the vicinity of the Lease Premises, other than those Hazardous Materials generally used, stored or handled in a cGMP laboratory. Tenant shall promptly deliver to Landlord copies of all notices made by Tenant to, or received by Tenant from, any Enforcement Agency or from the United States Occupational Safety and Health Administration concerning environmental matters or Hazardous Materials at the Leased Premises.

     12.4. INDEMNIFICATION; HOLD HARMLESS

          Landlord shall indemnify, defend and hold Tenant harmless of and from actual and direct losses arising out of or relating to any and all claims arising from the existence, removal, containment, or abatement of any Hazardous Materials from the Leased Premises related to Hazardous Materials existing in the Leased Premises prior to the Commencement Date. Tenant shall indemnify, defend and hold Landlord harmless of and from actual and direct losses arising out of or relating to any and all claims arising by reason of any violation by Tenant of the provisions of Section 12.3 above. This indemnity provision shall survive expiration or earlier termination of this Lease.

     12.5. INSPECTIONS

           At any time throughout the Term of this Lease, Landlord may cause an inspection to be made of the Leased Premises and its surrounding area for the purpose of determining whether any Hazardous Materials is present thereon.

13. INSURANCE

     13.1. TENANT INSURANCE

           Tenant shall, at all times through the Term and at its sole expense, maintain professional and general liability insurance (through third party insurers) against claims for bodily injury or death occurring in or about the Leased Premises, such insurance to provide coverage not less than $3,000,000 per occurrence, $5,000,000 per annual aggregate. In addition, Tenant shall, at all times through the Term and at its sole expense, maintain insurance for the Fixtures and Equipment at replacement cost value, without coinsurance provisions, against fire and such other hazards as are included within extended coverage and against earthquake and flood damage, which insurance shall also include major mechanical system repair and replacement coverage. All such insurance shall name Landlord as an additional insured and shall provide that Landlord be given 30 days prior notice of any material change or cancellation of such insurance. Copies of such insurance policies shall be delivered to Landlord, upon Landlord's request. The parties shall mutually determine how to distribute any insurance proceeds received to replace any or all of the Fixtures and Equipment.

     13.2. LANDLORD'S INSURANCE

           Landlord shall, at all times through the Term and at its sole expense, maintain insurance for the Leased Premises and the Common Areas at replacement cost value, without coinsurance provisions, against fire and such other hazards as are included within extended coverage and against earthquake and flood damage, which insurance shall also include major mechanical system repair and replacement coverage. Copies of such insurance policies shall be delivered to Tenant, upon Tenant's request.

14. LIABILITY OF LANDLORD

     Landlord shall be liable for all loss of property by theft or otherwise, for all damage to property, for all injuries to persons while on the Leased Premises from escape or leakage of water, rain, snow, or steam from any part of the building on which the Leased Premises are located or from the pipes or plumbing system therein, and for all damage resulting from the short circuiting of electricity or from any other cause, where any such losses, damages and/or injuries are due to the willful acts or negligence of the Landlord, its servant, agents, or employees.

15.  CONDEMNATION

     If all or a part of the Leased Premises and/or Common Areas are taken by eminent domain or conveyed in lieu thereof and such Leased Premises cannot then be used by Tenant for its intended use as set forth in Section 9.1 above, this Lease shall immediately terminate as of the date that the condemning authority takes possession of the Leased Premises, subject to the following:

     (i) All compensation awarded for the taking (or the proceeds of any sale in lieu thereof) of the Leased Premises and/or Common Areas shall be the property of the Landlord;

     (ii) All compensation awarded for the taking or loss of any of the Tenant's Fixtures and Equipment or for moving or relocation expenses shall be the property of Tenant; and

     (iii) If only part of the Leased Premises and/or Common Areas are taken such that Tenant may still use the Leases Premises for its intended use, this Lease shall remain in effect with a pro-rata reduction in the rental payments based upon the usable portions of the Leased Premises.

16.  ASSIGNING OR SUBLETTING

           Tenant shall not assign, sublet or in any manner transfer this Lease or any estate or interest therein, or grant a license, concession or other right of occupancy, to all or part of the Leased Premises, without Landlord's prior written consent, except that Tenant may assign, sublet or in any manner transfer this Lease of any estate or interest therein, or grant a license, concession or other right of occupancy, to all of part of the Leased Premises
(i) to any successor to Tenant in the event of a merger or consolidation of Tenant with another entity, or to any purchaser of all or substantially all of the assets or business of Tenant, and (ii) to an Affiliate (as defined below). For purposes of this Section 16, an Affiliate shall mean, as to any party hereto, any corporation or other entity which, directly or indirectly, through one or more intermediaries, controls (i.e., possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract, or otherwise) is controlled by, or is under common control with such party. In the event of any permitted assignment, all rights, obligations and liabilities herein shall extend to any successors or assigns.

17.  WAIVER OF SUBROGATION

          To the extent permitted by their insurers, Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective shareholders or members, directors, officers, employees and agents, from any and all claims or demands for damages, losses, expenses, or injury to the Leased Premises, or to the Fixtures and Equipment, or the inventory or other property of Landlord or Tenant, as the case may be, in, or about, the Leased Premises which may be caused by or results from events or happenings which are covered by insurance carried by the respective parties and in force at the time of any such damages, losses, expenses, or injury.

18.  SUBORDINATION; ESTOPPEL CERTIFICATES

          Subject to Section 8 above, this Lease is subordinate to the lien of all present or future mortgages which affect the Leased Premises and to all renewals, modifications, replacements and extensions thereof. This provision shall be self-operative, but in any event Tenant hereby agrees to execute promptly and deliver any estoppel certificate or other assurances that Landlord may request in furtherance hereof. In the event of any foreclosure of any such mortgage or modification, Tenant shall attorn to the purchaser in foreclosure of who shall be named in any deed in lieu of foreclosure, shall recognize any such purchaser as the Landlord under this Lease, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect.

19.  MISCELLANEOUS

     19.1 NOTICE

          All notices, demands, requests or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Lease shall be in writing and shall be hand delivered (including delivery by courier), sent by Federal Express or by other recognized overnight delivery service, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or sent by telegram, telex, or facsimile transmission, addressed as follows:

If to Intracel:

               Intracel Corporation
               1330 Piccard Drive
               Rockville, Maryland 20850
               Attn: Daniel S. Reale
               Facsimile: (301) 296-0082


     with a copy (which shall not constitute notice) to:

               Hogan & Hartson L.L.P.
               555 13th Street, N.W.
               Washington, D.C. 20004-1004
               Attn: Donna A. Boswell, Esq.
               Facsimile: (202) 637-5910


If to Lehigh:

               Lehigh Valley Hospital and Health Network

               Cedar Crest & I-78
               P.O. Box 689
               Allentown, Pennsylvania 18105-1556
               Attn: Louis L. Liebhaber
               Facsimile: (610) 402-7253


     with a copy (which shall not constitute notice) to:

               Tallman, Hudders & Sorrentino
               The Paragon Centre
               1611 Pond Road, Suite 300
               Allentown, Pennsylvania 18104-2256
               Attn: Matthew R. Sorrentino, Esq.
               Facsimile: (610) 391-1800

     Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication which shall be mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, or received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telex or facsimile) the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     19.2. COMPLETE AGREEMENT

     This Lease, and all Exhibits hereto and incorporated agreements (including the Joint Venture Agreement) set forth the entire agreement of the parties hereto with respect to its subject matter and any and all prior agreements, whether oral or written, between or among the parties hereto and relating to the subject matter hereof are superseded hereby.

     19.3. GOVERNING LAW

           This Lease and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania (excluding choice of laws rules thereof).

     19.4. PARAGRAPH HEADINGS

           The paragraph headings in this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions hereof and in no way shall be held to explain, modify or aid in the interpretation, construction or meaning of the provisions of this Lease.

     19.5. SEVERABILITY

           In the event that a court of competent jurisdiction holds that a particular provision or requirement of this Lease is in violation of any applicable law, each such provision or requirement shall be enforced only to the extent it is not in violation of such law or is not otherwise unenforceable and all other provision and requirements of this Lease shall remain in full force and effect.

     19.6. MODIFICATION; WAIVER

           This Lease shall not be modified or amended except by an instrument in writing signed by Landlord and Tenant. No delay or failure on the part of any party hereto in exercising any right, power, or privilege under this Lease or any other instruments executed and delivered in connection with or pursuant to this Lease, shall impair any such right, power, or privilege or be construed as a waiver of any default hereunder or any acquiescence therein. No single or partial exercise of any such right, power, or privilege shall preclude the further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

     19.7 BENEFIT OF THIS LEASE

          It is the explicit intention of the parities hereto that except as set forth below no person or entity other than a party hereto is or shall be entitled to bring any action to enforce any provision of this Lease against any of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Lease shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

     19.8 SIGNAGE ON LEASED PREMISES

     Landlord shall, at its own expense, erect all exterior and interior signage at the Leased Premises as approved by Tenant.

     19.8 INDEPENDENT CONTRACTOR

          Tenant shall lease and operate the Leased Premises as an independent contractor, and shall not be considered an agent, employee of, partner of or joint venturer with Landlord.

     19.10 EXECUTION COUNTERPARTS

          This Lease may be executed in counterparts, each of which shall constitute and original hereof for all purposes.

     IN WITNESS WHEREOF, each of the parties intending to be legally bound has duly caused this Lease to be duly executed and delivered in its name and on its behalf, as of the date first written above.

                                   TENANT:

                                   INTRACEL CORPORATION


                                   By:
                                      ---------------------------

                                   Name:
                                        -------------------------

                                   Title:
                                         ------------------------


                                   LANDLORD:

                                   LEHIGH VALLEY HOSPITAL AND
                                   HEALTH NETWORK


                                   By:
                                      ---------------------------

                                   Name:
                                        -------------------------

                                   Title:
                                         ------------------------

                                   EXHIBIT A

             DESCRIPTION OF CLEAN ROOM, AND CLINICAL PATIENT CARE,
                        ADMINISTRATIVE AND STORAGE SPACE

                                  SEE ATTACHED

                                   EXHIBIT B
                     DESCRIPTION OF FIXTURES AND EQUIPMENT

     Set forth below is a description of the Fixtures and Equipment.

     1. Clean Room Equipment. For purposes of this Lease, the term "Clean Room Equipment" shall include all of the following equipment:

EQUIPMENT NAME                MANUFACTURER        MODEL #        SERIAL #

Bio Safety Hood, 4'           Baker               SG400          58432
Bio Safety Hood, 6'           Baker               SG600          58388
Bio Safety Hood, 6'           Baker               SG601          58382
Gammacell Irradiator          Nordion             1000 A         247
Controlled Rate Freezer       Gordinier           7009           06911-0497
Freezer Chamber               Gordinier           8753           06911-0497
MVE-TEC 2000 Storage          MVE                 XLC-500F       CDRA97B101
Incubator, CO2                Sanyo               MCO-17AI       60905781
Incubator, CO2                Sanyo               MCO-17AI       60905783
Ultralow Freezer              Sanyo               MDF-U6088SC    61006995
Water Bath, 1 of 2            Precision           180            697050163
Water Bath, 2 of 2            Precision           180            697090900
Refrigerator/Freezer          Kenmore             363-9662825    L70640925
Chemical Fume Hood            Kewaunee            H05            R106417
Balance                       Ainsworth           De410-D        73866
Microscope                    Nikon               Labophot-2     462566
Refrigerator, undercounter    Kenmore             564.9936111    961003216
Refrigerator, undercounter    Kenmore             564.9936111    960901790
Immersible Stirrer            VWR                 230            0094
Immersible Stirrer            VWR                 290            0066
Immersible Stirrer            VWR                 230            0086
Immersible Stirrer            VWR                 230            0092
Pipetman                      Rainin              P-1000
Pipetman                      Rainin              P-200
Pipetman                      Rainin              P-200
Pipetman                      Rainin              P-200
Magnahelic Gauge              Sure Flow
Magnahelic Gauge              Sure Flow
Megafuge 1.0R                 Hereaus             75003062/02    232331
Calibrated Timer              VWR
4 Work Stations with
  Divider Panels
3 Two Drawer Lateral Files
4 Office Chairs
5 Lab Chairs
Six door locker
2 two drawer file cabinets
1 Four Drawer File Cabinet
1 Six Drawer Lateral File

EQUIPMENT NAME                 MANUFACTURER      MODEL #        SERIAL #
Cabinet
3 Four Drawer File Cabinets
Computer Workstation with
Printer
Fax Machine                      Murata

     2. Other furnishings, machinery, apparatus, movable or non-movable equipment and materials. For purposes of this Lease, the term "Other furnishings, machinery, apparatus, movable or non-movable equipment and materials" shall include all of the following:

                                      NONE

                                   EXHIBIT C

                          DESCRIPTION OF COMMON AREAS

                                  SEE ATTACHED

                                   EXHIBIT O

                  INITIAL MEDICAL DIRECTOR SERVICES AGREEMENT

     This Initial Medical Director Services Agreement (this "AGREEMENT") is entered into as of December 11, 1998, by and between Intracel Corporation, a Delaware for-profit corporation ("INTRACEL"), and Lehigh Valley Hospital and Health Network, a Pennsylvania non-profit corporation ("LEHIGH") each a ("PARTY", and collectively "PARTIES").

     WHEREAS, Intracel Corporation ("INTRACEL") and Lehigh have entered into a Joint Venture Agreement dated as of December 11, 1998 (the "JOINT VENTURE AGREEMENT") pursuant to which they intend to form a corporation ("ICC") to operate a center for the manufacture and provision of OncoVaxCL(R) ("ONCOVAX"), a product developed by Intracel to be utilized in the treatment of colon cancer and other oncological products as agreed to by Intracel and Lehigh;

     WHEREAS, during the period between the Effective Date and the formation of capitalization of ICC, ICC and Lehigh have entered into an amended and restated lease with the same effective date as this Agreement (the "AMENDED AND RESTATED INITIAL ONCOVAX CENTER LEASE") pursuant to which Intracel is leasing from Lehigh the necessary space and equipment to operate a laboratory and support area in compliance with current Good Manufacturing Practices to manufacture and provide OncoVax and other oncological products as agreed to by Intracel and Lehigh (the "ONCOVAX CENTER";

     WHEREAS, Herbert C. Hoover, Jr., M.D. is a physician employed by Lehigh Valley Physician Group, which is a Pennsylvania non-profit corporation and wholly-owned subsidiary of Lehigh;

     WHEREAS, Herbert C. Hoover, Jr., M.D. serves as the Chair of Surgery for Lehigh pursuant to an agreement between Lehigh Valley Physician Group and Lehigh;

     WHEREAS, Intracel desires to obtain the services of Herbert C. Hoover, Jr., M.D. ("MEDICAL DIRECTOR") or his designee on an initial part-time, independent contractor basis from Lehigh for the provision of certain Medical Director services at the OncoVax Center as set forth more fully in Section 1.1 ("SERVICES");

     WHEREAS, pursuant to the Joint Venture Agreement, Lehigh has agreed to provide the Services of the Medial Director on an initial part-time, independent contractor basis to Intracel for Intracel's Service Fee (as defined below) to Lehigh; and

     WHEREAS, the Parties desire to enter into this Agreement to set forth the terms and conditions under which Lehigh will provide the Services to Intracel, and Intracel will compensate Lehigh for such Services.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. MEDICAL DIRECTOR SERVICES

          1.1 GENERAL DESCRIPTION OF SERVICES

     During the Term (as defined in Section 6), Lehigh shall provide the Services to Intracel through Medical Director, or as described in Section 1.9 below, through the Medical Director's designee. The Services shall include: (a) assisting Intracel in establishing and enhancing the OncoVax Center, including assisting with the clinical design of the center and the establishment of protocols and systems; and (b) serving the OncoVax Center once it is operational as a medical director, including (1) participating in administrative meetings and performing other administrative duties as requested by Intracel, (2) recommending rules and policies for the operation of the center, (3) serving as a liaison with Lehigh and Lehigh physicians, and (4) assisting in the assessment of outcomes and other clinical data with respect to OncoVax and other Intracel products. Medical Director and Lehigh acknowledge and agree that, depending upon certain development decisions and other circumstances, some details of Medical Director's duties may change over time. This Agreement shall remain in effect notwithstanding such changes. Intracel agrees to discuss any such changes with Medical Director and to consider his input in these decisions. No activities or services performed by Medical Director pursuant to this Agreement shall constitute the practice of medicine. Any evaluations, diagnoses, treatments, procedures or other professional health care services furnished to patients by Medical Director will be provided in his individual capacity as a practicing physician or employee of Lehigh or other entity, and will not be provided by Medical Director in his capacity as an independent contractor to Intracel pursuant to this Agreement.

          1.2 BEST EFFORTS

     Medical Director shall devote his best efforts to performing the Services. In doing so, Medical Director shall use his full education, skills, and professional energy, consistent with his training and experience, to advance the business interests of Intracel. During the Term of this Agreement, Medical Director shall not engage in any other activity or occupation for compensation, or any non-compensated activity, that in Intracel's reasonable opinion is competitive with or adverse to the interests of Intracel, without the prior written consent of Intracel. Notwithstanding the foregoing, nothing in this
Section 1.2 or elsewhere in this Agreement shall prevent


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
Medical Director, during the time not required for the performance of the Services, from maintaining his individual medical practice or performing his duties as the Chair of Surgery for Lehigh or an employee of Lehigh Valley Physician Group.

          1.3 HOURS AND RECORDS

     Notwithstanding any other provision of this Agreement, Medical Director shall not spend less than 15 hours per month or be required to spend more than 25 hours per month, on average, performing the Services. The Parties agree that these minimum and maximum numbers are annual averages, and that Medical Director may spend less than 15 hours or more than 25 hours in any particular month depending on Intracel's needs and Medical Director's availability. Within ten
(10) days following the end of each calendar month during the Term of this Agreement, Lehigh shall provide Intracel with a record of time Medical Director spent performing the Services in the previous month. Such accounting shall include the dates on which Medical Director performed Services, a description of the Services performed on each date, and the amount of time spent performing those Services.

          1.4 REPORTING TO INTRACEL

     Lehigh and/or Medical Director shall notify Intracel in writing within one working day of the occurrence of any of the following: (a) Medical Director's being notified that any written complaint or report concerning him has been filed with the Pennsylvania state medical board or the National Practitioner Data Bank; (b) Medical Director's being notified that any written complaint has been filed against him, or any adverse action has been proposed (whether final or not), at any hospital, other health care facility, health maintenance organization, preferred provider organization, insurer or health plan, professional review organization, professional association or governmental body; (c) Medical Director's receiving a summons and complaint or a subpoena relating to his professional practice; (d) Medical Director's being charged with any crime (excluding minor traffic violations); (e) any other event which reasonably might be anticipated to expose Intracel to a legal claim or adverse publicity, or interfere with Medical Director's discharging his responsibilities under this Agreement; or (f) any other disciplinary or professional liability actions initiated against Medical Director. Medical Director acknowledges and agrees that Intracel may inform malpractice carriers or other appropriate parties of any such occurrence.

          1.5 COMPLIANCE WITH LAW

     Lehigh and Medical Director shall perform the Services faithfully, diligently, ethically, in a professional manner and in accordance with all applicable laws, regulations and currently recognized professional standards.

          1.6  COMPLIANCE WITH INTRACEL RULES

     Lehigh and Medical Director shall comply in all material respects with the reasonable rules and policies of Intracel and the OncoVax Center, as they now exist or as they may from time to time be amended, including rules and policies governing the provisions of services, billing, records, and relationships with OncoVax Center employees.

          1.7  COOPERATION IN PROCEEDINGS

     During and after the Term (and notwithstanding expiration or termination of this Agreement for whatever reason), Lehigh and Medical Director shall, without additional compensation, provide all reasonable assistance requested by Intracel in order to (a) assert Intracel's rights under any insurance policies; or (b) assist Intracel in defense of professional liability or other actions.

          1.8  PROFESSIONAL LIABILITY INSURANCE

     Lehigh covenants that the Medical Director shall at all times during the Term be covered by professional liability insurance that meets all requirements of the Pennsylvania Healthcare Malpractice Act, as amended, and that such coverage will be provided at Lehigh's cost.

          1.9  MEDICAL DIRECTOR'S DESIGNEE

     The Parties agree that Medical Director may delegate the provision of Services to a designee, which designee shall be Sarah Stevens, M.D. unless the Parties mutually agree on another designee. Notwithstanding anything in Section
1.3 to the contrary, Medical Director's designee shall devote a minimum of fifty percent (50%) of her professional time to the performance of the Services. In the event of such delegation, Medical Director's designee shall be subject to all the terms and conditions under this Agreement which are applicable to Medical Director as if a reference to such designee was expressly set forth in each provision applicable to Medical Director. Any breach of any term or condition as applied to any designee shall be a breach thereof in the same manner as if applied to Medical Director himself.

2.   REPRESENTATION AND WARRANTIES OF LEHIGH

     2.1  GENERAL REPRESENTATIONS AND WARRANTIES

     Lehigh hereby represents and warrants that (a) Medical Director possesses and throughout the Terms shall maintain, a current, valid, and unencumbered license to practice medicine in the State of Pennsylvania; (b) Medical Director either (1) is not subject to any actual or threatened investigation, disciplinary proceeding, ethics action, public or private suit or claim as to malpractice or professional misconduct, and his performance in his job functions is not impaired due to a physical or mental condition or substance abuse, or (2) as to any such matter to which Medical Director is subject, full information has been disclosed in writing to Intracel; (c) Medical Director either (1) knows of no existing circumstances that would provide a basis for revoking or suspending his medical license, or subjecting him to suit, or which would be harmful to Intracel in engaging Medical Director, or (2) has disclosed the same in writing to Intracel; (d) Medical Director has adequate malpractice "occurrence" coverage or "tail" coverage under existing insurance with limits of liability of not less than $1 million per occurrence and $3 million in the aggregate, covering any claims relating to activities in his private medical practice, and Lehigh shall indemnify and hold harmless Intracel from and against any claims, costs or expenses arising from such activities; and (e) execution and performance of this Agreement does not violate any contract, agreement, regulatory ruling or judicial order to which Lehigh or Medical Director is subject (including both the Medical Director's employment agreement and Lehigh's agreement with Lehigh Valley Physician Group), or to the best of Lehigh's knowledge, violate any law.

          2.2 Effect of Inaccurate Representations or Warranties

     The Parties acknowledge and agree that if any representation or warranty contained in this Section 2 is untrue or becomes untrue during the Term of this Agreement, such untrue representation or warranty shall be deemed to be a material misrepresentation by Medical Director and Intracel shall have the right to terminate this Agreement pursuant to Section 6.

3. RESPONSIBILITIES OF INTRACEL

          3.1 Intracel Facilities

     Throughout the Term of this Agreement, Intracel shall provide clerical and other administrative support, to the extent Intracel deems reasonable, to help facilitate Medical Director's performance of the Services.

          3.2 Business and Property Liability Insurance

     Intracel shall maintain general business and property liability insurance for claims arising from (a) the occupancy of Intracel offices by Medical Director; and (b) the performance by Medical Director of the Services in accordance with the terms of this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF INTRACEL

     Intracel hereby represents and warrants that (a) it is a corporation duly organized and validly existing; (b) this Agreement has been duly executed on behalf of Intracel; (c) this Agreement is a legal, valid and binding obligation of Intracel; and (d) execution and performance of this Agreement does not violate any contract, agreement, regulatory ruling, or judicial order to which Intracel is subject, or to the best of Intracel's knowledge, violate any law.

5. PAYMENT FOR SERVICES

          5.1 SERVICE FEE

     In return for the Services, Intracel shall pay to Lehigh a monthly service fee ("SERVICE FEE") payable in arrears at the end of each month during the Term. The Service Fee shall be $6,250 per month. The Parties agree (i) that the Service Fee reflects the fair market value for the Services, and (ii) that Intracel shall annually adjust the Service Fee to reflect the fair market value of the Services.

          5.2 EXPENSES

     Subject to reasonable Intracel policies, including advance approval by Intracel, and up to the reasonable dollar limits specified from time to time by Intracel, Lehigh shall be entitled to reimbursement by Intracel for reasonable expenses (including but not limited to reasonable travel expenses) incurred by Medical Director during the Term of this Agreement in performance of the Services and upon the presentation of appropriate documentation. It is intended that all expenses incurred pursuant to this Section 5.2 are to be ordinary and necessary business expenses. It is therefore agreed that if any expense paid for, or reimbursed to, Lehigh is disallowed by the Internal Revenue Service as a federal income tax deduction of Intracel, (1) Intracel shall not be obliged to contest such ruling, and (2) Lehigh shall reimburse Intracel for such disallowed expense within sixty (60) days after the final determination of such disallowance.

6. TERM AND TERMINATION

          6.1 TERM

     The term of this Agreement (the "TERM") shall commence on the Initial Closing Date, as that term is defined in the Joint Venture Agreement (the "EFFECTIVE DATE") and shall end, unless earlier terminated in accordance with this Section 6, on the Final Closing Date, as that term is defined in the Joint Venture Agreement.

          6.2 TERMINATION BY INTRACEL
     Intracel may terminate this Agreement for Cause at any time during the Term of this Agreement by giving Lehigh written notice at least thirty (30) days in advance (the "NOTICE PERIOD") of the effective date of such termination (the "TERMINATION DATE"). Intracel may (without alteration of payment obligations under this Agreement during the Notice Period) require that Medical Director cease his performance of the Services at any time during the Notice Period. The following shall be Cause for termination pursuant to this Section
6.2 (i) Lehigh itself, or through Medical Director, breaches or fails to perform a material obligation under this Agreement and that breach or failure is not cured to the reasonable satisfaction of Intracel within the Notice Period; (ii) any act or omission constituting fraud or material misrepresentation by Lehigh or Medical Director in dealing with Intracel or the OncoVax Center; (iii) Medical Director's license to practice medicine is suspended, limited or revoked, irrespective of other proceedings, or Medical Director's DEA license to prescribe controlled substances is revoked, limited or suspended; (iv) Medical Director is suspended or barred from participation in Medicare; (v) Herbert C. Hoover, Jr. is no longer the Medical Director performing the Services on behalf of Lehigh, or he becomes disabled to the extent that he is unable to perform the Services; (vi) Medical Director becomes ineligible for professional liability coverage on commercially reasonable terms; (vii) Lehigh is adjudged insolvent or bankrupt or makes a general assignment for the benefit of creditors; or (viii) Medical Director is convicted of a crime bearing on the practice of medicine, any crime involving moral turpitude or fraud, or Medical Director is convicted of any felony.

          6.3 TERMINATION BY LEHIGH

     Lehigh may terminate this Agreement for Cause at any time during the Term of the Agreement by giving Intracel written notice at least thirty (30) days in advance (the "NOTICE PERIOD") of the effective date of such termination (the "TERMINATION DATE"). The following shall be Cause for termination pursuant to this Section 6.3 (i) Intracel becomes insolvent or bankrupt or makes a general assignment for the benefit of creditors; (ii) Intracel breaches or fails to perform any material obligation under this Agreement, and such breach or failure is not cured to the reasonable satisfaction of Lehigh within the Notice Period; or (iii) Intracel commits fraud or material misrepresentation in its dealings with Lehigh or Medical Director.

          6.4 TERMINATION BY EVENT

     Unless the Parties agree in writing to continue this Agreement, this Agreement shall automatically terminate upon the occurrence, at any time, of any of the following events: (i) the termination for any reason of the Joint Venture Agreement, or (ii) in accordance with and only in accordance with the provisions of Section 8.5, in the event this Agreement is deemed in the reasonable opinion of either Party to violate law and be incapable of amendment.

          6.5 COOPERATION

     In the event of the expiration or termination of this Agreement for any reason, Lehigh and Medical Director shall, without further compensation, if so requested by Intracel, thereafter, promptly (a) respond to requests for information as reasonably may be necessary to ensure appropriate transfer of their responsibilities; and (b) advise Intracel if either receives a complaint, summons, subpoena, or similar court order for records or testimony relating to performance of the Services.

7. CONFIDENTIALITY

          7.1 CONFIDENTIALITY

     During the course of Lehigh's performance of the Services, Lehigh and/or Medial Director may come to know certain confidential and proprietary business or medical information of or about Intracel, the OncoVax Center, and/or Intracel affiliates and joint venture partners (collectively, "ENTITIES"), including but not limited to information concerning (a) business, affairs or operations of the Entities or their customers, (b) entity trade secrets, new product developments, special or unique processes, protocols, or methods, (c) Entity marketing, sales, advertising or other concepts or plans, (d) Entity fees and billing arrangements, (e) Entity finances, (f) Entity management systems, or (g) entity business plans or prospects ("CONFIDENTIAL INFORMATION"). The term "Confidential Information" shall exclude any information that is a matter of public knowledge (except if such public knowledge resulted form an improper act of Medical Director or Lehigh). Lehigh agrees that both during the Term of this Agreement and after the expiration or termination of this Agreement for whatever reason, Lehigh shall hold all such Confidential Information in the strictest confidence, and shall not disclose, use, or display, transfer, sell, publish, or otherwise make available to any other person or entity, any such Confidential Information without the prior written consent of Intracel, except as may be specifically required by law. Lehigh shall protect such Confidential Information in a manner consistent with the usual manner in which the most confidential business and professional information is protected. Lehigh shall ensure that Medical Director complies with the provisions of this Section 7.1.

     7.2 ENFORCEMENT OF CONFIDENTIALITY REQUIREMENTS

     Lehigh agrees that the restrictions contained in Section 7.1 are part of the consideration for inducing the Intracel to contract with Lehigh to provide the Services for the fees provided for in this Agreement; that such restrictions are reasonable and necessary to protect the business interests of Intracel and the OncoVax Center; and that any violation of such restrictions will cause substantial and irreparable injury to the Intracel and/or the OncoVax Center. These restrictions shall be effective and enforceable upon the execution of this Agreement by Lehigh, irrespective of the

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
length of its Term. The Parties agree that Intracel and the OncoVax Center each are entitled, in addition to any and all other remedies available at law or in equity, to a restraining order, preliminary and permanent injunctive relief and specific performance to prevent a breach or contemplated breach of these restrictions, without the necessity of proving actual damages. In the event of a breach of these provisions, Lehigh shall be obligated to pay all costs and expenses, including reasonable attorneys' fees, incurred by Intracel or the OncoVax Center due to such breach or threatened breach.

     7.3  NO ACQUIRED INTERESTS

          Lehigh and Medical Director agree that upon termination or expiration of this Agreement, all proprietary interest of Intracel or the OncoVax Center in OncoVax or its other products, in customer accounts, lists, copyrighted items, trade secrets, proprietary information, including all intellectual property rights in any materials, documents, protocols, systems, reports, or inventions, and all business assets, tangible or intangible (collectively "PROPRIETARY INTERESTS"), with which Lehigh or Medical Director deals or has access to, or that are developed or improved in whole or in part by Lehigh or Medical Director in performing the Services during the Term of this Agreement, shall remain the sole and exclusive property of Intracel and/or the OncoVax Center, and in no event shall Lehigh or Medical Director, by virtue of performing the Services, acquire any personal interest in the Proprietary Interests or any right to use the Proprietary Interests except as specifically set forth in a license agreement or other agreement executed by the Parties. Lehigh and Medical Director each hereby assign to Intracel all of Lehigh's or Medical Director's right, title and interest, including all intellectual property rights, if any, in any Proprietary Interests developed in whole or in part by Lehigh or by Medical Director in performance of the Services, which Proprietary Interests all shall be considered works made for hire. Lehigh and Medical Director agree that upon termination or expiration of this Agreement each shall promptly return to Intracel all business, corporate, medical or financial records, documents, forms, contracts, lists and completed work or work in progress relating to the affairs of Intracel or the OncoVax Center and any personal property of Intracel or the OncoVax Center in their possession at the time of termination or expiration.

8.   GENERAL PROVISIONS

     8.1  NOTICES

          All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, sent by federal express or other recognized overnight delivery service or mailed by registered or certified mail, return receipt requested, to the Parties as follows or to such other addressee as a party may in writing designate.


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
     If to Lehigh:

          Lehigh Valley Hospital and Health Network
          Cedar Crest & I-78
          P.O. Box 689
          Allentown, Pennsylvania 18105-1556
          Attn: Louis L. Leibhaber
          Facsimile: (610)402-7253

     with a copy to:

          Tallman, Hudders & Sorrentino
          The Paragon Centre
          1611 Pond Road, Suite 300
          Allentown, Pennsylvania 18104-2256
          Attn: Matthew R. Sorrentino, Esq.
          Facsimile: (610)391-1800

     If to Intracel or OncoVax Center:

          Intracel Corporation
          1330 Piccard Drive
          Rockville, Maryland 20850
          Attn: Daniel S. Reale
          Facsimile: (301)296-0082

     with a copy to:

          Donna Boswell, Esq.
          Hogan & Hartson, L.L.P.
          555 13th Street, N.W.
          Washington, D.C. 20004
          Facsimile: (202)637-5910

     Each notice, demand, request or communication that shall be given or made in the manner described in this Section 8.1 shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation. This Section 8.1 shall survive termination of this Agreement.


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
          8.2 ENTIRE AGREEMENT; AMENDMENTS

     This Agreement sets forth the entire understanding and agreement between the parties with respect to the subject matter of this Agreement, and supersedes all prior undertakings of any kind, whether written or oral. No terms, conditions, or warranties, other than those contained in this Agreement, and no amendments or modifications to this Agreement, shall be valid unless made in writing and signed by the Parties.

          8.3 EFFECT AND BENEFIT OF AGREEMENT

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. The covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the Parties and their permitted assigns, respective heirs, successors or legal representatives. Nothing in this Agreement is intended to or shall be construed to, confer upon any person or entity not a Party to this Agreement, any rights or benefits under this Agreement.

          8.4 ASSIGNMENT

     This Agreement and its performance shall not be assigned, sublet, delegated or transferred by either Party in whole or in part without the prior written consent of the other party, except that Intracel shall have the right to assign or delegate its rights and responsibilities under this Agreement, in whole or in part, without Lehigh's consent, to the OncoVax Center (or successor entity) or to any affiliate or subsidiary of, or successor entity to, Intracel.

          8.5 INVALID PROVISIONS

     If any provision of this Agreement or other document contemplated in this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provisions shall be fully severable: (a) the appropriate documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of the Agreement; (b) the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision; and (c) the Parties shall in good faith negotiate and substitute a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and still be legal, valid and enforceable, unless the effect of such severance and substitution would be to deprive a Party substantially of the benefits contemplated under this Agreement, in which case either Party may terminate this Agreement upon thirty days written notice to the other Party.

     8.6 INDEPENDENT CONTRACTORS

         The Parties acknowledge and agree that, with respect to this Agreement and the arrangements set forth in this Agreement, they are independent contractors and that except as provided in this Agreement, neither Party has the right to obligate or bind the other Party in any manner whatsoever. Nothing in this Agreement shall be interpreted, or is intended, to constitute either Party as the employee or employer, joint venturer, or partner of the other Party. The Parties understand and agree that (a) Intracel will not withhold on behalf of Medical Director any sum for income tax, unemployment insurance, social security or any other withholding applicable to employees, and Intracel will not provide Medical Director with any of the benefits provided to employees of Intracel or its affiliates, (b) as between Intracel and Lehigh, all such payments, withholdings and benefits, if any, shall be the sole responsibility of Lehigh; and (c) Lehigh will indemnify and hold Intracel harmless from any and all loss or liability, cost or expense arising with respect to any such payments, withholds, and benefits.

     8.7 ACCESS TO BOOKS AND RECORDS

         Until the expiration of six (6) years after expiration or termination of this Agreement, Intracel and Medical Director each shall make available to the Secretary, U.S. Department of Health and Human Services, the U.S. Comptroller General and their representatives, this Agreement and all books, documents and records necessary to certify the nature and extent of the costs of the services furnished hereunder and will provide such additional documentation as they reasonably require. If Medical Director carries out any of the duties of this Agreement through a subcontract worth ten thousand dollars ($10,000) or more over a twelve month period with a related organization, the subcontract will also contain a clause to permit access by the Secretary, Comptroller General, and their representatives to the related organization's books and records. This Section 8.7 shall survive termination of this Agreement.

     8.8 REMEDIES

         Any remedies the Parties may have pursuant to this Agreement or by law shall be cumulative.

     8.9 NO WAIVER

         The waiver by either Party of any breach of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same or another provision. The failure to exercise any right under this Agreement shall not operate as a waiver of such right. Any waiver must be in writing and signed by the Party to be charged.

     8.10 GOVERNING LAW

          This Agreement, to the extent any particular issue is controlled by state law, shall be governed by and construed in accordance with the laws of the State of Maryland (but not including choice of law rules thereof).

     8.11 COUNTERPARTS

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, each of the Parties intending to be legally bound has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first set forth above.

                                        INTRACEL CORPORATION

                                        By: _________________________________
                                        Name: _______________________________
                                        Title: ______________________________


                                        LEHIGH VALLEY HOSPITAL AND
                                        HEALTH NETWORK

                                        By: _________________________________
                                        Name: _______________________________
                                        Title: ______________________________


                                        ACKNOWLEDGED AND AGREED:

                                        HERBERT C. HOOVER, JR., M.D.


                                        By: _________________________________

                                        ACKNOWLEDGED AND AGREED:


                                        SARAH STEVENS, M.D.


                                        By: _________________________________

                                  EXHIBIT P-1

                                 CERTIFICATE OF

                   REPRESENTATIONS AND WARRANTIES OF INTRACEL

     In order to induce Lehigh Valley Hospital and Health Network ("LEHIGH") to enter into the Joint Venture Agreement (the "AGREEMENT") to which this Exhibit P-1 is attached, Intracel Corporation ("INTRACEL") makes the following representations and warranties each of which is material to and is being relied upon by Lehigh:

     1. ORGANIZATION AND STANDING.

        Intracel is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware and has all requisite power and authority, corporate and otherwise, to own, operate, and lease its properties and to carry on its business as currently conducted, to execute and deliver the Agreement and all other agreements and instruments contemplated thereby and to carry out the transactions contemplated thereby.

     2. AUTHORITY AND POWER.

        Intracel has full legal right, power and authority to execute and deliver the Agreement and all other agreements and instruments contemplated thereby and to consummate the transactions as contemplated thereby in accordance with the terms and conditions thereof.

     3. AUTHORIZATION.

        Intracel has taken all corporate action necessary for Intracel to enter into the Agreement and all other agreements and instruments contemplated therein and for Intracel to consummate the transactions contemplated therein in accordance with the terms thereof.

     4. ABSENCE OF VIOLATIONS.

        The execution, delivery, and performance by Intracel of the Agreement and all other agreements and instruments contemplated thereby, the fulfillment of and the compliance with the respective terms and provisions thereof, and the consummation of the transactions contemplated therein, do not and will not: (i) conflict with, or violate any provision of, any statute, law, rule, regulation, order, judgment, injunction, decree, or award of any arbitrator or governmental authority having applicability to Intracel or any of its business, assets, or properties or to any Subsidiary (as defined in the Agreement) of Intracel, or any provision of the Articles of Incorporation, Bylaws or similar governing instruments of Intracel or (ii) conflict with, violate, or result in any breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, to which Intracel is a party or by which Intracel or any of its business, assets or properties or any Subsidiary of Intracel may be bound or affected, except for such conflicts, violations, breaches, or defaults which shall not individually or in the aggregate have a material adverse effect upon Intracel or upon Intracel's ability to consummate the transactions contemplated therein.

     5.   CONSENTS AND APPROVALS.

          Intracel is not subject to any statute, law, regulation, rule, order, judgment, injunction, decree, charter, bylaw, mortgage, deed of trust, indenture, agreement, or other restriction of any kind or character whatsoever which (i) would prevent the execution or delivery or performance by Intracel of the Agreement or any other agreement or instrument contemplated thereby or the consummation by Intracel of any of the transactions contemplated thereby; or
(ii) would require approval of, or filing with, any governmental or regulatory authority for the execution, delivery, and performance by Intracel of the Agreement or any other agreement or instrument contemplated thereby and the consummation by Intracel of all the transactions contemplated thereby. Intracel has obtained all consents and approvals which are necessary to permit the consummation by Intracel of the transactions contemplated in the Agreement or in any other agreement or instrument contemplated thereby.

     6.   COMPLIANCE WITH APPLICABLE LAWS.

          Intracel has complied in all material respects and remains in material compliance with all statutes, laws, ordinances, regulations, rules, orders, determinations, writs, injunctions, awards, judgments, and decrees applicable to Intracel or to the assets, properties, employees, agents, and business of Intracel.

     7.   BINDING OBLIGATION.

          The Agreement constitutes a valid and binding obligation of Intracel, enforceable in accordance with its terms, and each document and instrument to be executed by Intracel pursuant hereto, when executed and delivered in accordance with the provisions thereof, shall be a valid and binding obligation of Intracel, enforceable in accordance with its terms.

     8.  LICENSES, ACCREDITATION AND REGULATORY MATTERS.

         Intracel and all its professional employees or agents hold, or have applied for, all material licenses, certificates of need or other regulatory approvals which are needed or required by law with respect to its business, operation and facilities as presently conducted and as contemplated under the Agreement ("LICENSES"). To the extent such Licenses have been issued, such Licenses are in full force and effect, and Intracel is in compliance in all material respects with all conditions and requirements of such Licenses and with all laws, rules and regulations relating thereto. Any and all past litigation concerning such issued Licenses, and all claims and causes of action raised therein, has been finally adjudicated. No such issued License has been revoked, conditioned (except as may be customary) or restricted, and no action (equitable, legal or administrative), arbitration or other process is pending, or to the best knowledge of Intracel, threatened, which in any way challenges the validity of, or seeks to revoke, condition or restrict any such License.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate of Representations and Warranties of Intracel as of December __, 1998.

                                        INTRACEL CORPORATION

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                  EXHIBIT P-2

                                 CERTIFICATE OF

                    REPRESENTATIONS AND WARRANTIES OF LEHIGH

     In order to induce Intracel Corporation ("INTRACEL") to enter into the Joint Venture Agreement (the "AGREEMENT") to which this Exhibit P-2 is attached, Lehigh Valley Hospital and Health Network ("LEHIGH") makes the following representations and warranties each of which is material to and is being relied upon by Intracel:

     1.   ORGANIZATION AND STANDING.

          Lehigh is a non-profit corporation duly incorporated, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority, corporate and otherwise, to own, operate, and lease its properties and to carry on its business as currently conducted, to execute and deliver the Agreement and all other agreements and instruments contemplated thereby and to carry out the transactions contemplated thereby.

     2.   AUTHORITY AND POWER.

          Lehigh has full legal right, power and authority to execute and deliver the Agreement and all other agreements and instruments contemplated thereby and to consummate the transactions as contemplated thereby in accordance with the terms and conditions thereof.

     3.   AUTHORIZATION.

          Lehigh has taken all corporate action necessary for Lehigh to enter into the Agreement and all other agreements and instruments contemplated therein and for Lehigh to consummate the transactions contemplated therein in accordance with the terms thereof.

     4.   ABSENCE OF VIOLATIONS.

          The execution, delivery, and performance by Lehigh of the Agreement and all other agreements and instruments contemplated thereby, the fulfillment of and the compliance with the respective terms and provisions thereof, and the consummation of the transactions contemplated therein, do not and will not:
(i) conflict with, or violate any provision of, any statute, law, rule, regulation, order, judgment, injunction, decree, or award of any arbitrator or governmental authority having applicability to Lehigh or any of its business, assets, or properties or to any

Subsidiary (as defined in the Agreement) of Lehigh, or any provision of the Articles of Incorporation, Bylaws or similar governing instruments of Lehigh or
(ii) conflict with, violate, or result in any breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, to which Lehigh is a party or by which Lehigh or any of its business, assets or properties or any Subsidiary of Lehigh may be bound or affected, except for such conflicts, violations, breaches, or defaults which shall not individually or in the aggregate have a material adverse effect upon Lehigh or upon Lehigh's ability to consummate the transactions contemplated therein.

     5.  CONSENTS AND APPROVALS.

         Lehigh is not subject to any statute, law, regulation, rule, order, judgment, injunction, decree, charter, bylaw, mortgage, deed of trust, indenture, agreement, or other restriction of any kind or character whatsoever which (i) would prevent the execution or delivery or performance by Lehigh of the Agreement or any other agreement or instrument contemplated thereby or the consummation by Lehigh of any of the transactions contemplated thereby; or (ii) would require approval of, or filing with, any governmental or regulatory authority for the execution, delivery, and performance by Lehigh of the Agreement or any other agreement or instrument contemplated thereby and the consummation by Lehigh of all the transactions contemplated thereby. Lehigh has obtained all consents and approvals which are necessary to permit the consummation by Lehigh of the transactions contemplated in the Agreement or in any other agreement or instrument contemplated thereby.

     6.  COMPLIANCE WITH APPLICABLE LAWS.

         Lehigh has complied in all material respects and remains in material compliance with all statutes, laws, ordinances, regulations, rules, orders, determinations, writs, injunctions, awards, judgments, and decrees applicable to Lehigh or to the assets, properties, employees, agents, and business of Lehigh.

     7.  BINDING OBLIGATION.

         The Agreement constitutes a valid and binding obligation of Lehigh, enforceable in accordance with its terms, and each document and instrument to be executed by Lehigh pursuant hereto, when executed and delivered in accordance with the provisions thereof, shall be a valid and binding obligation of Lehigh, enforceable in accordance with its terms.

          8.   LICENSES, ACCREDITATION AND REGULATORY MATTERS.

               Lehigh and its Subsidiaries and all professional employees or agents of each hold all material licenses, certificates of need or other regulatory approvals which are needed or required by law with respect to their respective businesses, operations and facilities as presently conducted and as contemplated under the Agreement ("LICENSES"). All such Licenses are in full force and effect, and each of Lehigh and its Subsidiaries is in compliance in all material respects with all conditions and requirements of the Licenses and with all laws, rules and regulations relating thereto. Any and all past litigation concerning such Licenses, and all claims and causes of action raised therein, has been finally adjudicated. No such License has been revoked, conditioned (except as may be customary) or restricted, and no action (equitable, legal or administrative), arbitration or other process is pending, or to the best knowledge of Lehigh, threatened, which in any way challenges the validity of, or seeks to revoke, condition or restrict any such License. Lehigh and its Subsidiaries are, to the extent applicable to their operations, (i) eligible to receive payments under Titles XVIII and XIX of the Social Security Act for covered services furnished to eligible beneficiaries by physicians employed by a hospital, (ii) suppliers under existing supplier agreements with the Medicare program through applicable Medicare contractors and (iii) in compliance in all material respects with the applicable conditions of participation in the Medicare program and the third party payor contracts to which they are a party. Lehigh and its Subsidiaries have timely filed all requisite, claims and other reports required to be filed in connection with the Medicare or Medicaid programs and, other governmental health programs, or by third party payors contracts which were due on or before the date hereof, all of which were, when filed, complete and correct in all material respects. There are no current claims, actions or appeals pending, and neither Lehigh nor its Subsidiaries have filed any claims or reports which would be reasonably likely to result in such claims, actions or appeals, before any commission, board or agency, including, without limitation, any Medicare carrier or the Administrator of the Health Care Financing Administration with respect to any Medicare claims, or any disallowances in connection with any audit of such which would be reasonably likely to have a material adverse effect on Lehigh or its Subsidiaries in the aggregate. To the best of the Lehigh's knowledge, neither Lehigh nor its Subsidiaries nor their respective employees or shareholders have committed a violation of the Medicare or Medicaid fraud and abuse provisions of the Social Security Act or have violated the terms of the third party payor contracts to which they are a party.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate of Representations and Warranties of Lehigh Valley Hospital and Health Network as of December __, 1998.

                              LEHIGH VALLEY HOSPITAL
\                               AND HEALTH NETWORK


                              By:
                                 -------------------------------

                              Name:
                                   -----------------------------

                              Title:
                                    ----------------------------